                                                                        Contents

                                            QUALIVEST FUND FACTS                           1

                                            A GUIDE TO YOUR
                                              SHAREHOLDER REPORT                           3

                                            CHAIRMAN'S LETTER                              5

                                            MARKET REVIEW AND
                                              ECONOMIC OUTLOOK                             6

                                            PORTFOLIO REVIEWS                              7

                                            INDEPENDENT AUDITORS' REPORT                  22

                                            STATEMENTS OF ASSETS
                                              AND LIABILITIES                             23

                                            STATEMENTS OF OPERATIONS                      27

                                            STATEMENTS OF CHANGES
                                              IN NET ASSETS                               31

                                            SCHEDULES OF PORTFOLIO INVESTMENTS            36

                                            NOTES TO FINANCIAL STATEMENTS                 86

                                            FINANCIAL HIGHLIGHTS                         103

              .....................................

                              QUALIVEST FUND FACTS

Whatever your investment goal or investing style, you'll find a Qualivest Fund or Funds to suit you. The Qualivest Mutual Funds offer funds designed for growth, income and capital preservation. To put together a portfolio tailored to your needs, consult with a U.S. Bancorp Securities registered representative,* or call 1-800-743-8637 for prospectuses, which you should read carefully before investing.

   QUALIVEST FUND             OBJECTIVE         PORTFOLIO CONSISTS PRIMARILY OF . . .    DESIGNED FOR INVESTORS WHO . . .
------------------------------------------------------------------------------------------------------------------
                                                       STOCK FUNDS
------------------------------------------------------------------------------------------------------------------
Qualivest Small         Capital appreciation    Small U.S. companies that the            Have a long time horizon, seek
Companies Value                                 portfolio manager believes to be         significant investment growth and
Fund(1)                                         undervalued and to have superior         can accept higher-than- average
                                                growth potential                         volatility
Qualivest               Capital appreciation    Stocks of companies outside the U.S.     Have a long time horizon, seek
International                                   that are included in the MSCI EAFE       significant investment growth and
Opportunities Fund(2)                           Index(3)                                 can accept a higher-than-average
                                                                                         volatility
Qualivest Large         Long-term capital       Large U.S. companies whose stocks are    Have a medium-to-long time
Companies Value Fund    appreciation            considered by the portfolio manager to   horizon and seek investment
                                                be undervalued                           growth
Qualivest Optimized     Capital appreciation    Stocks in the S&P 500 Stock Index,(4)    Have a medium-to-long time
Stock Fund              and current income      emphasizing top-performing stocks        horizon and seek investment
                                                                                         growth and income
------------------------------------------------------------------------------------------------------------------
                                                        BOND FUNDS
------------------------------------------------------------------------------------------------------------------
Qualivest Diversified   Current income and      Securities issued by the U.S.            Seek current income
Bond Fund               preservation of         government and its agencies, and
                        capital                 mortgage-related securities and
                                                corporate bonds with 7-11 year average
                                                maturity
Qualivest               Current income and      Securities issued by the U.S.            Seek current income
Intermediate Bond       preservation of         government and its agencies, and
Fund                    capital                 corporate bonds with 3-7 year average
                                                maturity

   QUALIVEST FUND             OBJECTIVE         PORTFOLIO CONSISTS PRIMARILY OF . . .    DESIGNED FOR INVESTORS WHO . . .
------------------------------------------------------------------------------------------------------------------
                                                  MONEY MARKET FUNDS(5)
------------------------------------------------------------------------------------------------------------------
Qualivest Money         Current income,         High-quality, short-term money market    Seek a convenient way to
Market Fund             liquidity and           instruments                              accumulate cash while waiting for
                        stability of                                                     other investment opportunities
                        principal
Qualivest Tax-Free      Income free from        High-quality, municipal money market     Seek a tax-free way to accumulate
Money Market Fund(6)    federal income tax      securities                               cash while waiting for other
                        and stability of                                                 investment opportunities
                        principal
Qualivest U.S.          Current income,         Money market securities issued or        Seek a convenient way to
Treasury Money Market   liquidity and           guaranteed by the U.S. government or     accumulate cash while waiting for
Fund                    stability of            its agencies                             other investment opportunities
                        principal
------------------------------------------------------------------------------------------------------------------
                                                  ASSET ALLOCATION FUNDS
------------------------------------------------------------------------------------------------------------------
Qualivest Allocated     Current income, with    Qualivest stock, bond and money market   Seek current income
Conservative Fund       appreciation of         funds
                        long-term capital a
                        secondary objective
Qualivest Allocated     Long-term capital       Qualivest stock and bond funds           Seek a combination of capital
Balanced Fund           appreciation and                                                 appreciation and income
                        current income
Qualivest Allocated     Capital appreciation    Qualivest stock and bond funds           Have a medium-to-long time
Growth Fund             and income growth                                                horizon and seek investment
                                                                                         growth
Qualivest Allocated     Maximum capital         Qualivest stock funds                    Have a long time horizon and seek
Aggressive Fund         appreciation                                                     significant investment growth

* The Qualivest Funds are available through U.S. Bancorp Securities, a brokerage subsidiary of U.S. Bancorp and a member of NASD and SIPC.
(1) Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller-company stocks have experienced a greater degree of market volatility than larger-capitalization stocks on average.
(2) International investing is subject to certain risk factors, including currency exchange-rate volatility, possible political instability and/or differences in financial standards and taxation.
(3) The Morgan Stanley Capital International Europe, Australasia, and Far East Index is an unmanaged index generally representative of established international stock markets.
(4) The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.
(5) An investment in the Funds is neither insured nor guaranteed by the U.S. government. There can be no assurance that these Funds will be able to maintain a stable net asset value of $1.00 per share.
(6) Depending on your tax bracket, some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                       A GUIDE TO YOUR SHAREHOLDER REPORT

As a mutual fund shareholder, you will receive two financial reports a year that contain important information designed to help you understand your investment and its performance--an annual and a semi-annual report. Below is a guide to key sections of your report.

The MARKET REVIEW AND ECONOMIC OUTLOOK gives you an overview of the economy and the financial markets for the reporting period and the Investment Adviser's outlook for the months ahead.

The PORTFOLIO REVIEWS WITH THE FUND MANAGERS provide you with information about each Fund's performance, investment strategy as well as changes in portfolio holdings.

To help illustrate Fund performance, you will find a chart comparing a hypothetical $10,000 investment in the Fund against a widely used industry benchmark. This index depicts the performance of a broad universe of investments similar to those held in the Fund. When comparing Fund performance to an index, it is important to keep in mind that the Fund's holdings may be restricted--by the guidelines of its prospectus--to a much smaller range of investments than those represented by an index. In addition, an index does not reflect any expenses that may accompany an investment in the Funds, such as management fees, portfolio transaction costs and sales charges.

The STATEMENT OF ASSETS AND LIABILITIES lists each Fund's assets and liabilities. This is, in effect, the Fund's balance sheet as of the date of the report.

[Balance Sheet Graphic]

                         ASSETS: summarizes the Fund's assets stated at market value, including investments owned, dividends, interest and other amounts owed to each Fund by outside parties and any other assets owned by the Fund

                         LIABILITIES: summarizes all amounts owed by the Fund, including distributions declared but not yet paid to shareholders and other amounts owed to outside parties

                         NET ASSETS (assets minus liabilities): summarizes the amounts that compose the Fund's net assets, including capital, undistributed net investment income, unrealized gains (or losses) from investments owned and realized gains (or losses) from investments sold

                         The number of shares owned by shareholders in the Fund

                         NET ASSET VALUE: the market value of the Fund's total net assets divided by the number of outstanding shares, or the net asset value (NAV) per share

                         The NAV plus sales charges

The STATEMENT OF OPERATIONS lists the results of operating activities during the period.

[Statement of Operations Graphic]

                         INVESTMENT INCOME: includes dividend and interest income earned by the investments in the Fund

                         EXPENSES: lists expenses incurred by the Fund

                         REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS: summarizes gains or losses realized from selling the Fund's investments

                         Change in net assets due to Fund operations

The STATEMENT OF CHANGES IN NET ASSETS lists the activities that affected the value of the Fund's total net assets during the two most recent reporting periods.

[Statement of Changes in Net Assets Graphic]

                         See Statement of Operations

                         Distributions declared to shareholders from net investment income or net realized gains during the period

                         Dollar amount of mutual fund shares issued, reinvested or redeemed

                         Compares total net assets as of the end of the current and prior periods

                         Share Transactions lists the number of Fund shares issued, reinvested and redeemed

The SCHEDULE OF PORTFOLIO INVESTMENTS lists each investment holding in the Fund as of the date of the report. Investments are usually grouped by category (by industry or security type, for example). The percentage of the Fund's net assets represented by these groupings is also indicated.

[Schedule of Portfolio Investments Graphic]

                         Type of security

                         Industry sector and percentage of the Fund's net assets represented by investments in that sector (if applicable)

                         Individual portfolio holdings with number of shares and market value as of the date of the report

The NOTES TO FINANCIAL STATEMENTS describe in more detail certain Fund procedures and activities, such as accounting procedures, contractual arrangements between the Fund and its service providers, specialized Fund transactions and other general information about the Fund.

The FINANCIAL HIGHLIGHTS summarizes Fund activity as it affects a single Fund share, including net investment income, realized and unrealized gains and losses, and dividends and distributions of the Fund. This section also gives key data, such as the total investment return for each period, the portfolio turnover rate (an indication of portfolio activity) and the ratios of expenses and net investment income to average net assets.

The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. A semi-annual report is a six-month interim report that includes financial statements that will not be audited by an independent accounting firm.

                                QUALIVEST FUNDS

                                 Annual Report
                                 July 31, 1997

                               CHAIRMAN'S LETTER

Dear Shareholders:

It is my pleasure to present the annual report of the Qualivest Mutual Funds for the year ended July 31, 1997.

The bull market in stocks celebrated its 15th anniversary in early August. During that 15-year period, the Dow Jones Industrial Average zoomed from 777 on August 12, 1982, to more than 8,000 in August 1997--more than a ten-fold increase.

By today's standards, stocks looked very inexpensive in 1982. According to The Wall Street Journal, the average dividend yield on the 30 blue-chip stocks in 1982 was 7.2%. In comparison, today's yield is about 1.5%. Fifteen years ago, the average price-earnings ratio on the stocks in the Standard & Poor's 500 Stock Index was 7.5. Now, it is about 23 times trailing earnings.

Of course, today's stock market environment is vastly different than it was in the early 1980s. Inflation is now just a fraction of what it was fifteen years ago. The Cold War is over; trade barriers have been lowered or eliminated; and the computer revolution has made us more productive than ever before. Billions of dollars are flooding into the stock market through mutual funds. Companies are merging to become more competitive and to better serve their markets.

The financial services industry has been such an area of consolidation in recent years. Indeed, as many of you know, Minnesota-based First Bank System Inc. and Portland-based U.S. Bancorp merged effective August 1, 1997. On that date, First Asset Management, the money management arm of First Bank System, became the investment adviser to the Qualivest Mutual Funds, which have been associated with U.S. Bancorp since their inception on August 1, 1994. First Asset Management manages $42 billion in assets through individual accounts and mutual funds for individuals, institutions, endowments and foundations.

Sincerely,

Irimga McKay Signature
Irimga McKay
Senior Vice President Qualivest Mutual Funds

THE QUALIVEST MUTUAL FUNDS, LIKE ALL MUTUAL FUNDS, ARE NOT INSURED BY THE FDIC OR ANY OTHER U.S. GOVERNMENT AGENCY AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, U.S. BANCORP OR ITS AFFILIATES OR SUBSIDIARIES. THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUNDS MAY INVOLVE SALES CHARGES AND OTHER FEES.

                       MARKET REVIEW AND ECONOMIC OUTLOOK
                       FROM QUALIVEST CAPITAL MANAGEMENT

The stock market continued to be very robust during the fiscal year ended July 31, 1997, with the Standard & Poor's 500 index posting a 52.11% return. The two primary reasons for this excellent performance are relatively low interest rates and stronger than expected corporate profits. Profits for the second quarter of 1997 continued to surprise analysts on the upside. And in July, interest rates fell sharply, providing icing to the cake for the fiscal period.

During the fiscal year, the Federal Reserve Board made just one move. On March 25, 1997, the Fed boosted short-term interest rates by 0.25 percentage points to 5.50% in response to torrid economic growth in the first quarter of 1997. With that, the Fed acted quickly to signal that it was not going to allow excessive growth. Because it is widely agreed that the U.S. economy cannot continue to grow at a 5.8% rate without renewed inflation, the stock market suffered a pullback of nearly 10% in early spring. Investors were also concerned that another Fed move was coming in May.

Instead, the economy began to show signs of slowing in the second quarter, and the Fed elected to leave interest rates alone. This ignited another leg of the bull market, as stocks rose to record highs. The scenario was reaffirmed by Federal Reserve Chairman Alan Greenspan's summer testimony to Congress in which he said that the economy is growing moderately, but not too fast to ignite inflation. As a result, we continue to find ourselves in an ideal "sweet spot" from an investment management point of view. As long as everything stays the same, we do not see a reason for the market to stop moving forward.

THE STOCK MARKET: SLOWING PROFITS
PROVIDE A CEILING

Of course, the world does not stay the same for very long. At these lofty levels, the stock market scenario is somewhat fragile to anything less than perfect conditions. The most likely change is a slowdown in corporate profits. If corporate profits slow as we anticipate, then the market is likely to readjust accordingly. With an economy that is moving ahead fairly slowly, it's unlikely that major U.S. corporations, which posted very robust earnings through the second quarter, can continue to show buoyant earnings growth.

Consensus earnings estimates on the S&P 500 Index companies for the rest of the year is 8% quarter-over-quarter growth compared with 1996. That is in contrast to the double-digit growth that we've seen in the past several quarters. With a stock market that's priced at 20 times earnings, there is a wide gap between the price of the market and the expected growth rate in earnings. The result could be a readjustment of stock prices to a slower growing earnings stream. Although the news on earnings has been pleasant for a long time, we do not anticipate these surprising upswings in earnings to continue much longer.

BONDS: SMOOTHER SAILING AHEAD

A slower economy may not be good for stocks, but investors in bonds are usually happier. Sluggish growth cuts down the demand for borrowing, which in turn should lower interest rates.

Given an inflation rate of about 2%, the real rate of interest on the 30-year Treasury bond is about 4.5%. That's at least one percentage point above the typical spread over inflation. As a result, the interest rate environment is relatively high and it acts as a fundamental constraint on the economy. The second quarter of 1997, in which GDP grew 2.2%, was more normal in terms of economic growth given the interest rate environment.

A second factor that is restricting growth in the economy--and exerting downward pressure on interest rates--is the federal government's new spending habits. Even without the agreement between Congress and the President to balance the budget in 2002, the federal budget deficit has come down dramatically. For fiscal 1997, recent reports suggest a budget deficit of about $35 billion, or just half of one percent of the Gross Domestic Product.

With continuing low inflation, a shrinking budget deficit and a slow-growing U.S. economy, the trend for interest rates is downward, a bullish sign for the bond market.

                     QUALIVEST SMALL COMPANIES VALUE FUND*

For the year ended July 31, 1997, the Fund produced a total return of 41.71% (A shares at NAV). In comparison, the Russell 2000 Index returned 33.40% during the same period.

 The performance of the Qualivest Small Companies Value Fund is measured against the Russell 2000 Index, an unmanaged index generally representative of the performance of small company stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                QUALIVEST SMALL COMPANIES VALUE FUND
                                   VALUE OF A $10,000 INVESTMENT

     Measurement Period                                                              Russell
   (Fiscal Year Covered)          Class A*         Class C**        Class Y        2000 Index
1/1/88
7/31/88
7/31/89
7/31/90
7/31/91
7/31/92
7/31/93
7/31/94
7/31/95
7/31/96
7/31/97

             * Reflects 4.50% Sales Charge
            ** Reflects Applicable Contingent Deferred Sales Charge

 This performance includes performance of certain collective fund ("Commingled") accounts advised by Qualivest Capital Management, Inc., dating back to January 1, 1988, prior to the Qualivest Small Companies Value Fund, which began operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

* Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as blue chip companies. Historically, smaller-company stocks have experienced a greater degree of market volatility than stocks on average.

Generally, the strategy of the portfolio is to invest in small capitalization stocks that are out of favor on Wall Street. Our goal is to find undervalued companies, and it doesn't matter whether we're in an environment where the Dow Jones Industrial Average is at 6,000 or 8,000.

Big winners were Catalytica, Inc. (2.2% of the portfolio), who is responsible for many operations, such as making intermediate chemicals for pharmaceutical companies. They recently purchased a 1.8 million square-foot manufacturing facility that could boost revenues in this segment from $9 million in 1996 to $300 million in 1998. Their stock was up 290% during the fiscal year. Suiza Foods (0.8%), with operations in dairy products and ice, rose 168% during the period as it continued to purchase smaller mom-and-pop dairy companies and ice vendors. Astoria Financial (0.4%), a New York-based savings and loan, continued to perform well as the New York region's economy rebounded. In general, the finance sector remained very robust for this whole period of time.

Although large-capitalization technology companies performed strongly during the year, the small-cap technology area posted mixed results. Applied Magnetics (4.0%), a major holding in the portfolio, had been rising due to takeover rumors. When those rumors proved false, the stock dropped significantly.

However, we believe that Wall Street is underestimating the company's earnings potential.

The S&P 500 index currently sells at about 20 times 1998 earnings. In contrast, this portfolio's stocks sell at an average price-earnings multiple of about 12.5 times next year's earnings. Therefore, we are sticking to our style of investing in stocks that are inexpensive relative to their peers.

As of July 31, 1997, the top five holdings in the Fund were Applied Magnetics (4.0%), Tucson Electric Power Co. (3.4%), Fremont General Corp. (2.6%), Catalytica, Inc. (2.2%) and Moog, Inc. (1.9%).(1)

(1) The composition of the Fund's holdings is subject to change.

                  QUALIVEST INTERNATIONAL OPPORTUNITIES FUND*

For the year ended July 31, 1997, the Fund produced a total return of 17.03% (A shares at NAV). In comparison, the Morgan Stanley Capital International (Europe, Australia and Far East) EAFE Index returned 18.45% during the period.

                                                                                  Morgan Stanley
     Measurement Period                                                           International
   (Fiscal Year Covered)          Class A          Class C          Class Y            EAFE
7/3/95                              9551            10000            10000            10000
7/31/95                             9981            10360            10480            10625
7/31/96                            10209            10661            10749            11033
7/31/97                            11947            12377            12602            13031

 The performance of the Qualivest International Opportunities Fund is measured against the Morgan Stanley International EAFE Index, an unmanaged Index generally representative of the performance of the stock markets in Europe, Australasia, and the Far East. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* International investing involves increased risk and volatility.

By investing in about 700 stocks, the International Opportunities Fund attempts to match the EAFE Index of 1,100 stocks representing 20 developed countries around the world.

In Europe, the countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. In Asia, the countries are Hong Kong, Japan, Malaysia and Singapore. In addition, the Fund invests in companies located in Australia and New Zealand.

Representing about 65% of the EAFE index, the top four country holdings are France, Germany, Japan and the United Kingdom.

Japan continues to underperform within the context of the EAFE Index. For the year ending July 31, 1997, the Japan component produced a -7.5% return. In contrast, Europe continues to show strength, and the United Kingdom's returns are rivaling the U.S. stock market.

During the fiscal year, Hong Kong was added to the EAFE Index and now represents about 4% of its total market capitalization. During the three months ended July 31, 1997, the Hong Kong component generated a return of 26% in dollar terms. As you'll recall, it was during this period that the country was transferred from British to Chinese control.

In most years, of course, an 18% EAFE return would be considered stellar. However, it is being compared to a U.S. stock market that was up more than 50% during the period. Two factors are working against international stocks. One such factor is Japan's struggling economy for the past several years. Because of the country's underperformance, its relative weighting in EAFE has declined from roughly 40% in the mid-1990s to 30% today. Recently, NTT (0.9% of the portfolio), Japan's leading telecommunications company, was added to the Fund, and we are hopeful that this company's performance will offset some of Japan's poorly performing banks.

Another dampening factor on EAFE is the strong U.S. dollar. As the dollar strengthens, foreign returns translate into fewer U.S. dollars, thus reducing EAFE's dollar return.

The primary advantage of international investing is that it provides diversification to a portfolio. Typically, international stocks perform independently of the U.S. stock market. In a period in which domestic stocks perform poorly, investors can look forward to different returns from an international portfolio. That's particularly true because the U.S. dollar would likely weaken in such an environment, possibly enhancing EAFE's return in dollar terms.

As of July 31, 1997, the top five holdings in the Fund were Royal Dutch Petroleum (1.8%), Toyota Motor Corp. (1.7%), Novartis AG (1.5%), Bank of Tokyo Mitsubishi (1.3%) and British Petroleum Co. (1.2%).(1)

(1) The composition of the Fund's holdings is subject to change.

                      QUALIVEST LARGE COMPANIES VALUE FUND

For the year ended July 31, 1997, the Fund produced a total return of 43.71% (A shares at NAV). In comparison, the Standard & Poor's 500 Stock Index produced returns of 52.11% during the same period. The Lipper Growth and Income Fund Index returned 44.14% during the period.

                      QUALIVEST LARGE COMPANIES VALUE FUND
                         VALUE OF A $10,000 INVESTMENT

     Measurement Period                                                              S&P 500
   (Fiscal Year Covered)          Class A*         Class C**        Class Y        Stock Index
8/1/94
7/31/95
7/31/96
7/31/97
                    * Reflects 4.50% Sales Charge
                   ** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Large Companies Value Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the performance of U.S. stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

During the fiscal year, the two best performing industry groups were technology and finance. In technology, shares of Texas Instruments, Inc. (0.3% of the portfolio), Advanced Micro Devices, Inc. (0.6%) and National Semiconductor Corp. (1.2%) essentially tripled in price. IBM Corp. (2.8%) roughly doubled in value during the period, primarily due to effective cost cutting.

Texas Instruments refocused its business on semiconductors, selling off its defense/electronics division and its laptop computer unit. The company's new CEO decided to emphasize the company's strong base in digital signal processors, which are specialized microprocessors that are used in cellular telephones. In general, the entire semiconductor industry had an excellent twelve-month period, coming off a slump in mid-1996.

Another very strong area in the portfolio was financial services. For example, for the twelve-month period, Travelers, Inc. (2.0%) more than doubled in price. Travelers owns the Smith Barney brokerage firm, the Traveler's insurance company and an asset management division. The stock was purchased a few years ago at about eight times earnings. Since that time, earnings have doubled, and so has the p-e multiple. As a result, the stock has quadrupled since we've owned it.

Other strong areas included pharmaceuticals and energy. In 1993, when the Clinton Administration launched an initiative to overhaul the health-care industry, drug stocks were selling at very low multiples of earnings. Today, these stocks are selling at anywhere from 25 to 40 times earnings. One of our most successful stocks during the period was

Schering-Plough (1.7%), which nearly doubled in price.

In energy, we have found oil service stocks attractive. When the price of oil dropped from $25 to below $20 early in 1997, shares of Global Marine (1.4%) and Reading & Bates (1.3%) dropped sharply in price. Even though oil prices recovered and remained at about $20 per barrel as of July 31, 1997, the prices of these stocks rose sharply and maintained their higher price levels.

The portfolio has also invested in a number of out-of-favor areas such as autos, paper and retailing. In the auto industry, Ford Motor Co. (1.9%) has been a good performer. Although the auto industry is cyclical, Ford appears to be a good value at just 8 times earnings. In the paper industry, earnings have exceeded expectations in such companies as International Paper (0.3%). In retailing, Waban, Inc. split into two companies--BJ's Wholesale (1.4%) and Home Base (0.4%)--and the sum of the parts have turned out to be greater than the whole. Rite-Aid (1.2%) is a successful drug store chain which is acquiring mom-and-pop drug stores and achieving economies of scale.

The portfolio's beta(2) is 0.78, suggesting lower volatility historically than the Standard & Poor's 500 index. A low beta suggests that the portfolio's return is likely to move up or down a smaller percentage of changes in the index.

As of July 31, 1997, the top five holdings in the Fund were Kennamental, Inc. (3.0%), IBM Corp. (2.8%), Boise Cascade Corp. (2.7%), Sun Healthcare Group (2.7%) and Advanta Corp. (2.1%).(1)

(1) The composition of the Fund's holdings is subject to change.

(2) Beta measures a stock's relative risk compared to the rest of the stock market. The Standard & Poor's 500 index has a beta of 1. A stock with a lower beta, such as those included in the Large Companies Value Fund, may be expected to rise and fall more slowly than the market, whereas a stock with a beta higher than 1 has a riskier relation to the market.

                         QUALIVEST OPTIMIZED STOCK FUND

For the year ended July 31, 1997, the Fund produced a total return of 52.52% (A shares at NAV). In comparison, the Standard & Poor's 500 Stock Index produced returns of 52.11% during the same period.

                                 QUALIVEST OPTIMIZED STOCK FUND
                                  VALUE OF A $10,000 INVESTMENT

     Measurement Period                                                             S&P 500
   (Fiscal Year Covered)          Class A*         Class C**        Class Y       Stock Index
5/2/95
7/31/95
7/31/96
7/31/97
                    * Reflects 4.50% Sales Charge
                   ** Reflects Applicable Contingent Deferred Sales Charge

 The performance of the Qualivest Optimized Stock Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the performance of U.S. stocks. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Optimized Stock Fund attempts to beat the S&P 500 Index by using a quantitative methodology, this methodology favors stocks that have seen positive momentum in their share price and a higher-than-expected total return compared to other securities in their industry. We also manage this portfolio for lower turnover, which helps reduce capital gains taxes for our shareholders.

In contrast to most indexed funds, the portfolio attempts to generate excess returns to offset management fees. Given the Fund's total return for the year, we believe that our strategies are working quite well.

As of July 31, 1997, the top five holdings in the Fund were Intel Corp. (2.4%), General Electric Co. (2.4%), Coca-Cola Co. (2.3%), Microsoft Corp. (1.8%) and IBM Corp. (1.7%).(1)

(1) The composition of the Fund's holdings is subject to change.

                        QUALIVEST INTERMEDIATE BOND FUND

For the year ended July 31, 1997, the Fund produced a total return of 7.73% (A shares at NAV). In comparison, the Lehman Brothers Intermediate
Government/Corporate Bond Index returned 9.07%.

                                                                                      Lehman
                                                                                   Intermediate
     Measurement Period                                                           Gov't/Corporate
   (Fiscal Year Covered)          Class A          Class C          Class Y         Bond Index
1/1/88                              9656            10000            10000            10000
7/31/88                             9750            10057            10116            10419
7/31/89                            10873            10934            11108            11745
7/31/90                            11534            11721            12026            12581
7/31/91                            12676            12793            13258            13868
7/31/92                            14382            14404            15075            15830
7/31/93                            15540            15441            16322            17182
7/31/94                            15650            15435            16479            17339
7/31/95                            16694            16271            17813            18868
7/31/96                            17351            16839            18552            19867
7/31/97                            18693            18003            20021            21669

 The performance of the Qualivest Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally representative of the performance of intermediate government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

 Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

 This performance includes performance of certain collective fund ("Commingled") accounts advised by Qualivest Capital Management, Inc., dating back to January 1, 1988, prior to the Qualivest Intermediate Bond Fund, which began operations on August 1, 1994, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected.

Although interest rates traded within a fairly narrow range during the year, they were still quite volatile. Because of our general view that interest rates are trending downward, we tended to keep the portfolio's duration (sensitivity to interest rates) slightly longer than our benchmark. Since bond prices move inversely to interest rates, a longer than average duration would be favorable in a period of falling interest rates.

There were some months during the past year in which interest rates moved 0.40 percentage points. That hurt the portfolio in February and March 1997, when interest rates rose sharply, but helped the portfolio in July 1997, when rates fell.

During the year, the portfolio was overweighted at times with mortgage-backed securities, which offer substantially higher yield than Treasury bonds. We also began to add some taxable municipal bonds to the portfolio. Taxable munis are bonds issued by municipalities that represent additional financing beyond their authorization to issue tax-exempt securities.

The portfolio also includes a smattering of corporate bonds such as Ford Motor Credit (0.5% of the portfolio), Occidental Petroleum (0.5%) and Sears Roebuck Acceptance (0.5%).(1) Because the U.S. economy is so healthy and credit concerns are muted, the yield spreads offered by corporate bonds are quite narrow from historical norms.

At the same time, there is a great deal of demand for corporate bonds because they still continue to offer as much as 0.70 percentage points over comparably maturing U.S. Treasury bonds, whereas yields on the 30-year bond fell to 6.30% on July 31, 1997.

Another bond strategy focuses on callability. Bonds that are callable give the issuer the right to redeem the bond at par after a certain amount of time. That's a disadvantage for investors in a falling interest rate environment. As a result, callable bonds offer significantly higher yields to compensate for that risk. To the extent that we own callable bonds, we are investing in those securities where the call period is several years into the future.

As of July 31, 1997, the Federal funds rate--the amount the Federal Reserve Board charges member banks for overnight borrowings--was 5.50%. The 30-year U.S. Treasury bond was 6.30%. Typically, the extra yield on the 30-year bond is significantly greater than 0.80 percentage points. For example, when the long bond was 5.75% in 1993, the Federal funds rate was 3%. As a result, it is unlikely that long-term interest rates can fall much further without the Fed lowering short-term interest rates. Indeed, for bond prices to rise significantly from this point, long-term interest rates would have to fall a proportionate amount.

(1) The composition of the Fund's holdings is subject to change.

                        QUALIVEST DIVERSIFIED BOND FUND

For the year ended July 31, 1997, the Fund produced a total return of 9.80% (A shares at NAV) In comparison, the Lehman Brothers Aggregate Bond Index returned 10.78%.

                                                                                      Lehman
                                                                                     Brothers
     Measurement Period                                                           Aggregate Bond
   (Fiscal Year Covered)          Class A          Class C          Class Y           Index
5/2/95                              9653            10000            10000            10000
7/31/95                             9949            10238            10458            10440
7/31/96                            10326            10196            10910            11016
7/31/97                            11337            11116            12023            12204

 The Performance of the Qualivest Diversified Bond Fund is measured against the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index, with each index given a 50% weighting. Both indices are broad measures of the performance of the U.S. bond market. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Throughout the fiscal period, the portfolio's duration (sensitivity to interest rates) has been longer than our benchmark. Because, the portfolio's bonds are more sensitive to changes in interest rates. That's good when interest rates are falling, because bond prices move inversely to changes in interest rates. Having a longer duration hurt us in March but helped us in July.

The portfolio was underweighted in mortgage-backed securities, bonds that can be refinanced when interest rates fall. In exchange for that right, mortgages pay higher yields and hold up much better when interest rates are rising. During periods when rates are falling, it is a disadvantage to hold these securities because they can be redeemed, leaving the investor to reinvest at lower rates.

We tend to own mortgages that originated before 1993. These so-called seasoned mortgages are less likely to refinance in a period of falling interest rates, because the borrower has already had a chance to do so in a previous period of falling rates. Generally, the decision to underweight mortgages has had a positive impact on performance.

We elected to underrepresent the portfolio in corporates. The reason: The economy has been expanding for such a long period of time that we believed it was due for a slowdown, at which point investors would become concerned about creditworthiness of corporate bonds. So far, that hasn't happened.

Our view is that the long-term prospects for bonds are favorable because of favorable news on inflation. Historically, low unemployment has led to inflation. But the U.S. economy is much more productive than ever before, and the flow of goods across global borders is much freer. Since production tends to flow to the lowest cost area, inflation is more likely to remain under control.

                         QUALIVEST MONEY MARKET FUNDS*

Qualivest Money Market Fund is comprised primarily of commercial paper--high quality short-term debt issued by blue-chip corporations. As of July 31, 1997, the Money Market Fund offered a seven-day yield of 4.76% and an effective seven-day yield of 4.87% (Class A shares). As of July 31, 1997, the Fund's average maturity was 31 days.

Qualivest U.S. Treasury Money Market Fund is comprised primarily of short-term U.S. Treasury securities. As of July 31, 1997, the U.S. Treasury Money Market Fund offered a seven-day yield of 4.69% and an effective seven-day yield of 4.80% (Class A shares). As of July 31, 1997, the Fund's average maturity was 62 days.

Qualivest Tax-Free Money Market Fund** is comprised primarily of short-term tax-free municipal securities. As of July 31, 1997, the Tax-Free Money Market Fund offered a seven-day yield of 2.84% and an effective seven-day yield of 2.88% (Class A shares). As of July 31, 1997, the Fund's average maturity was 39 days.

During the fiscal year, the Federal Reserve Board raised short-term rates only once--0.25 percentage points to 5.50% on March 25, 1997. Yields on short-term instruments rose by a similar amount. As of July 31, 1997, the Fed indicated that it doesn't see any immediate threat of renewed inflation. Money market yields have remained steady throughout the period.

Treasury bill yields have actually fallen due to increased worldwide demand. In addition, as the federal budget deficit shrinks, the supply of Treasury securities of all maturities goes down. As the supply of bonds shrinks and the demand increases, yields fall.

Commercial paper yields tend to be slightly higher than the Federal Funds rate to reflect the slight credit risk of the corporate issuer. The vast majority of commercial paper issuers are in the financial services industry.

As managers of money market funds, our policy has been to maintain a high-quality portfolio and not chase yield. Our strategy is to hold securities through a variety of maturities, rather than trying to guess the direction of interest rates.

In the tax-free area, our emphasis has been on using one- and seven-day variable-rate issues rather than longer term fixed-rate issues. The variable rate securities offer attractive yields and flexibility.

Although there are signs of renewed strength in the economy, our outlook is for continued stable interest rates and low inflation. If the Federal Reserve Board chooses to raise rates later in the year, then yields on taxable money market funds should rise accordingly. Yields on tax-free money market funds are less determined by Fed policy than by supply-and-demand forces in the market.

 * An investment in the Funds is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

** Some of the income may be subject to the federal alternative minimum tax and to certain state and local taxes. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver if fees, total returns would have been lower.

                  QUALIVEST DYNAMIC ALLOCATION SERIES OF FUNDS

On May 1, 1996, Qualivest introduced the Qualivest Dynamic Allocation Series of Funds. The Dynamic Allocation Series is based on the concept of asset allocation among stocks and bonds. The approach is guided by the premise that investment performance is determined primarily by the appropriate mixture of asset classes rather than by the selection of individual securities. The components of the Dynamic Allocation Series of Funds are the Qualivest Mutual Funds.

True to the strategy that we designed for the Qualivest Dynamic Allocation Series, the more aggressive funds performed better during the past fiscal year due to their increased exposure to the stock market:

                      QUALIVEST ALLOCATED AGGRESSIVE FUND
                        VALUE OF A $10,000 INVESTMENT

     Measurement Period                                         Portfolio 1
   (Fiscal Year Covered)          Class A*        Class Y          Index
5/1/96
7/31/96
7/31/97
                  * Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Aggressive Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (55%--S&P 500 Stock Index, 20%--Russell 2000 and 25%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Allocated Aggressive Fund is designed for investors who seek long-term capital appreciation and can accept more investment risk in exchange for higher potential returns. As of July 31, 1997, the Fund's portfolio allocation was 97.4% in Qualivest equity funds and the balance in cash.* For the year ended July 31, 1997, the Fund produced a total return of 36.14% (A shares at NAV).**

*The allocation of the Funds is subject to change.

**Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         QUALIVEST ALLOCATED GROWTH FUND
                          VALUE OF A $10,000 INVESTMENT

     Measurement Period                                          Portfolio 1
   (Fiscal Year Covered)          Class A*         Class Y          Index
5/1/96
7/31/96
7/31/97
                 * Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Growth Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (45%--S&P 500 Stock Index, 15%--Lehman Brothers Aggregate Bond Index, 5%--Lehman Intermediate Government/Corporate Bond Index, 15%--Russell 2000 and 20%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Allocated Growth Fund is designed for investors who seek long-term capital appreciation with some current income and who want greater price stability than the Allocated Aggressive Fund. As of July 31, 1997, the Fund's portfolio allocation was 79.4% in Qualivest equity funds, 17.7% in Qualivest bond funds and the balance in cash.* For the year ended July 31, 1997, the Fund produced a total return of 32.42% (A shares at NAV).**

*The allocation of the Funds is subject to change.

**Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                       QUALIVEST ALLOCATED BALANCED FUND
                         VALUE OF A $10,000 INVESTMENT

     Measurement Period                                             Portfolio 1
   (Fiscal Year Covered)          Class A*          Class Y            Index
5/1/96
7/31/96
7/31/97
                  * Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Balance Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (35%--S&P 500 Stock Index, 25%--Lehman Brothers Aggregate Bond Index, 15%--Lehman Intermediate Government/Corporate Bond Index, 10%--Russell 2000 and 15%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Allocated Balanced Fund is designed for investors who seek the potential for both capital appreciation and current income and who want greater capital appreciation potential than the Allocated Conservative Fund. As of July 31, 1997, the Fund's portfolio allocation was 59.4% in Qualivest equity funds, 37.7% in Qualivest bond funds and the balance in cash.* For the year ended July 31, 1997, the Fund produced a total return of 26.51% (A shares at NAV).**

*The allocation of the Funds is subject to change.

**Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        QUALIVEST ALLOCATED CONSERVATIVE FUND
                           VALUE OF A $10,000 INVESTMENT

     Measurement Period                                             Portfolio 1
   (Fiscal Year Covered)          Class A*          Class Y            Index
5/1/96
7/31/96
7/31/97
                * Reflects 4.00% Sales Charge

 The performance of the Qualivest Allocated Conservative Fund is measured against a benchmark of blended indices which represent the market of investments based on the allocation. (20%--S&P 500 Stock Index, 35%--Lehman Brothers Aggregate Bond Index, 35%--Lehman Intermediate Government/Corporate Bond Index, 5%--Russell 2000 and 5%--Morgan Stanley International EAFE Index). The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Allocated Conservative Fund is designed for investors who want a steady source of investment income with some capital appreciation and who are most comfortable with limited investment risk. As of July 31, 1997, the Fund's portfolio allocation was 64.6% in Qualivest bond funds, 33.1% in Qualivest equity funds and the balance in cash.* For the year ended July 31, 1997, the Fund produced a total return of 17.47% (A shares at NAV).**

Given the ongoing volatility in the marketplace, we believe that the asset allocation structure of these funds is a very prudent investing strategy. By having exposure to a wider variety of investment assets, investors are less vulnerable to downdrafts in specific markets.

*The allocation of the Funds is subject to change.

**Past performance is no guarantee of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
     Qualivest Funds

We have audited the accompanying statements of assets and liabilities including the schedules of portfolio investments of Qualivest Funds (the "Funds"), including Qualivest Money Market Fund, Qualivest U.S. Treasury Money Market Fund, Qualivest Tax-Free Money Market Fund, Qualivest Intermediate Bond Fund, Qualivest Diversified Bond Fund, Qualivest Small Companies Value Fund, Qualivest Large Companies Value Fund, Qualivest Optimized Stock Fund, Qualivest International Opportunities Fund, Qualivest Allocated Conservative Fund, Qualivest Allocated Balanced Fund, Qualivest Allocated Growth Fund, and Qualivest Allocated Aggressive Fund as of July 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Funds' custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Qualivest Funds at July 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
September 12, 1997

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                                                             U.S.
                                                                           MONEY           TREASURY         TAX-FREE
                                                                           MARKET        MONEY MARKET     MONEY MARKET
                                                                            FUND             FUND             FUND
                                                                        ------------     ------------     ------------
ASSETS:
Investments, at amortized cost.......................................   $437,040,395     $159,629,216     $40,539,227
Repurchase agreements, at amortized cost.............................    139,820,439              --               --
                                                                        ------------     ------------     ------------
Total Investments....................................................    576,860,834     159,629,216       40,539,227
Interest receivable..................................................        330,731       1,357,656          291,538
Receivable for investments sold......................................             --              --          100,000
Prepaid expenses.....................................................          3,891           2,853            4,647
                                                                        ------------     ------------     ------------
        Total Assets.................................................    577,195,456     160,989,725       40,935,412
                                                                        ------------     ------------     ------------
LIABILITIES:
Distributions payable................................................      2,338,596         626,068          101,101
Accrued expenses and other payables:
    Investment advisory fees.........................................        117,621              --               --
    Administration fees..............................................         12,026           3,528              877
    Distribution and shareholder service fees (Class A)..............         85,509          42,332           11,075
    Distribution and shareholder service fees (Class Q)..............             --           5,031            1,089
    Accounting fees..................................................          2,186             853            1,363
    Transfer agent fees..............................................          4,681           4,932            5,903
    Legal fees.......................................................         24,166           6,006            1,561
    Audit fees.......................................................         25,514           7,207            5,470
    Printing fees....................................................         28,084           6,082              778
    Other............................................................         14,113           6,186            1,218
                                                                        ------------     ------------     ------------
        Total Liabilities............................................      2,652,496         708,225          130,435
                                                                        ------------     ------------     ------------
NET ASSETS:
Capital..............................................................    574,542,769     160,281,453       40,801,871
Undistributed net investment income..................................            191              --            3,954
Accumulated undistributed net realized gains (losses) from investment
  transactions.......................................................             --              47             (848)
                                                                        ------------     ------------     ------------
        Net Assets...................................................   $574,542,960     $160,281,500     $40,804,977
                                                                        ============     ============     ============
Net Assets
    Class A..........................................................   $254,792,721     $124,550,003     $31,668,387
    Class Y..........................................................    162,987,018       2,353,760        3,785,572
    Class Q..........................................................    156,763,221      33,377,737        5,351,018
                                                                        ------------     ------------     ------------
        Total........................................................   $574,542,960     $160,281,500     $40,804,977
                                                                        ============     ============     ============
Outstanding units of beneficial interest (shares)
    Class A..........................................................    254,794,083     124,549,967       31,667,773
    Class Y..........................................................    162,987,386       2,353,760        3,785,616
    Class Q..........................................................    156,761,300      33,377,726        5,351,118
                                                                        ------------     ------------     ------------
        Total........................................................    574,542,769     160,281,453       40,804,507
                                                                        ============     ============     ============
Net asset value -- offering and redemption price per share
    Class A..........................................................   $       1.00     $      1.00      $      1.00
    Class Y..........................................................   $       1.00     $      1.00      $      1.00
    Class Q..........................................................   $       1.00     $      1.00      $      1.00
                                                                        ============     ============     ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                                      INTERMEDIATE     DIVERSIFIED      SMALL COMPANIES
                                                                       BOND FUND        BOND FUND         VALUE FUND
                                                                      ------------     ------------     ---------------
                              ASSETS:
Investments, at value (Cost $178,610,749; $247,731,312; and
  $314,856,376, respectively)......................................   $180,309,901     $253,318,687      $ 446,221,833
Repurchase agreements, at amortized cost...........................      7,966,043        3,779,993         25,961,506
                                                                      ------------     ------------       ------------
Total Investments..................................................    188,275,944      257,098,680        472,183,339
Interest and distributions receivable..............................      3,815,640        4,031,167            410,001
Receivable for investments sold....................................     11,455,016               --            215,954
Receivable for capital shares issued...............................             --               --             25,880
Prepaid expenses...................................................          5,212            4,682              9,289
                                                                      ------------     ------------       ------------
        Total Assets...............................................    203,551,812      261,134,529        472,844,463
                                                                      ------------     ------------       ------------
                           LIABILITIES:
Payable for capital shares redeemed................................                              --             30,713
Payable for investments purchased..................................     11,810,952               --                 --
Accrued expenses and other payables:
    Investment advisory fees.......................................         71,918           64,432            310,167
    Administration fees............................................          4,064            5,528              9,991
    Distribution and shareholder service fees (Class A)............            156               91              4,126
    Distribution and shareholder service fees (Class C)............             43               19              1,989
    Accounting fees................................................            972            1,262              1,982
    Transfer agent fees............................................          2,737            4,794              3,897
    Legal fees.....................................................          7,067            8,903             16,263
    Audit fees.....................................................          7,396            8,964             17,238
    Printing fees..................................................          7,106           10,448             16,870
    Other..........................................................          6,027            8,085             14,520
                                                                      ------------     ------------       ------------
        Total Liabilities..........................................     11,918,438          112,526            427,756
                                                                      ------------     ------------       ------------
                            NET ASSETS:
Capital............................................................    188,890,572      254,986,017        307,028,625
Undistributed net investment income................................        421,851          659,616             57,066
Net unrealized appreciation (depreciation) from investments........      1,699,152        5,587,375        131,365,457
Accumulated undistributed net realized gains (losses) from
  investment transactions..........................................        621,799         (211,005)        33,965,559
                                                                      ------------     ------------       ------------
        Net Assets.................................................   $191,633,374     $261,022,003      $ 472,416,707
                                                                      ============     ============       ============
Net Assets
    Class A........................................................   $    732,065     $    462,908      $  19,999,142
    Class Y........................................................    190,850,717      260,536,107        449,987,742
    Class C........................................................         50,592           22,988          2,429,823
                                                                      ------------     ------------       ------------
        Total......................................................   $191,633,374     $261,022,003      $ 472,416,707
                                                                      ============     ============       ============
Outstanding units of beneficial interest (shares)
    Class A........................................................         72,655           45,567          1,119,981
    Class Y........................................................     18,742,294       25,114,228         25,176,740
    Class C........................................................          5,055            2,368            139,206
                                                                      ------------     ------------       ------------
        Total......................................................     18,820,004       25,162,163         26,435,927
                                                                      ============     ============       ============
Net asset value
    Class A--redemption price per share............................   $      10.08     $      10.16      $       17.86
    Class Y--offering and redemption price per share...............   $      10.18     $      10.37      $       17.87
    Class C--offering price per share *............................   $      10.01     $       9.71      $       17.45
                                                                      ============     ============       ============
Maximum Sales Charge (Class A).....................................          3.50%            3.50%              4.50%
                                                                      ============     ============       ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
  asset value adjusted to nearest cent) per share (Class A)........   $      10.45     $      10.53      $       18.70
                                                                      ============     ============       ============

---------
* Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                                                                                    INTERNATIONAL
                                                                             LARGE COMPANIES       OPTIMIZED        OPPORTUNITIES
                                                                               VALUE FUND          STOCK FUND           FUND
                                                                             ---------------      ------------      -------------
                                 ASSETS:
Investments, at value (Cost $119,006,102; $228,241,843 and $180,040,369,
 respectively)...........................................................     $ 171,267,157       $350,568,877      $ 212,440,310
Repurchase agreements, at amortized cost.................................        21,425,250          4,282,295                 --
                                                                               ------------       ------------       ------------
Total Investments........................................................       192,692,407        354,851,172        212,440,310
Foreign currency (Cost $569,922).........................................                --                 --            556,968
Interest and distributions receivable....................................           260,733            402,278            228,223
Receivable for investments sold..........................................           491,472                 --                 --
Receivable for capital shares issued.....................................            14,034                 48                611
Prepaid expenses.........................................................               836                551                 61
                                                                               ------------       ------------       ------------
       Total Assets......................................................       193,459,482        355,254,049        213,226,173
                                                                               ------------       ------------       ------------
                              LIABILITIES:
Net payable for forward currency contracts purchased.....................                --                 --              2,385
Payable for capital shares redeemed......................................             6,230             18,066              8,547
Payable for investments purchased........................................                --                 --            926,828
Accrued expenses and other payables:
   Investment advisory fees..............................................            94,612             87,247             53,577
   Administration fees...................................................             4,058              7,472              4,513
   Distribution and shareholder service fees (Class A)...................             1,651              1,088                321
   Distribution and shareholder service fees (Class C)...................               957                437                 46
   Accounting fees.......................................................               970              1,560              1,652
   Transfer agent fees...................................................             4,958              2,996              4,643
   Legal fees............................................................             6,204             11,487              7,031
   Audit fees............................................................             6,571             12,058              7,717
   Custody fees..........................................................             4,730              8,725             30,122
   Printing fees.........................................................             6,359             11,868             32,269
   Other.................................................................             4,695              5,496              3,161
                                                                               ------------       ------------       ------------
       Total Liabilities.................................................           141,995            168,500          1,082,812
                                                                               ------------       ------------       ------------
                               NET ASSETS:
Capital..................................................................       128,580,128        222,265,921        179,487,492
Undistributed net investment income......................................           458,324            782,630            705,914
Net unrealized appreciation (depreciation) from investments and
 translation of assets and liabilities in foreign currencies.............        52,261,055        122,327,034         32,386,987
Accumulated undistributed net realized gains (losses) from investment
 transactions and foreign currency transactions..........................        12,017,980          9,709,964           (315,497)
Distributions in excess of realized gains................................                --                 --           (121,535)
                                                                               ------------       ------------       ------------
       Net Assets........................................................     $ 193,317,487       $355,085,549      $ 212,143,361
                                                                               ============       ============       ============
Net Assets
   Class A...............................................................     $   8,103,945       $  5,561,258      $   1,577,227
   Class Y...............................................................       184,035,032        348,965,534        210,538,079
   Class C...............................................................         1,178,510            558,757             28,055
                                                                               ------------       ------------       ------------
       Total.............................................................     $ 193,317,487       $355,085,549      $ 212,143,361
                                                                               ============       ============       ============
Outstanding units of beneficial interest (shares)
   Class A...............................................................           508,748            322,985            128,052
   Class Y...............................................................        11,485,906         20,221,450         17,026,291
   Class C...............................................................            75,272             32,622              2,285
                                                                               ------------       ------------       ------------
       Total.............................................................        12,069,926         20,577,057         17,156,628
                                                                               ============       ============       ============
Net asset value
   Class A--redemption price per share...................................     $       15.93       $      17.22      $       12.32
   Class Y--offering and redemption price per share......................     $       16.02       $      17.26      $       12.37
   Class C--offering price per share *...................................     $       15.66       $      17.13      $       12.28
                                                                               ============       ============       ============
Maximum Sales Charge (Class A)...........................................             4.50%              4.50%              4.50%
                                                                               ============       ============       ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per share (Class A).....................     $       16.68       $      18.03      $       12.90
                                                                               ============       ============       ============

---------
* Redemption price per share (Class C) varies by length of time shares are held.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1997

                                                       ALLOCATED           ALLOCATED        ALLOCATED         ALLOCATED
                                                   CONSERVATIVE FUND     BALANCED FUND     GROWTH FUND     AGGRESSIVE FUND
                                                   -----------------     -------------     -----------     ---------------
                    ASSETS:
Investments, at value (Cost $11,637,761;
  $118,926,916; $24,760,547 and $27,878,753,
  respectively).................................      $12,542,242        $135,187,521      $28,564,798       $32,931,848
                                                      -----------        ------------      -----------       -----------
Total Investments...............................       12,542,242         135,187,521      28,564,798         32,931,848
Distributions receivable........................            1,436              14,030           3,426              4,158
Receivable for capital shares issued............           19,058              36,120          32,703              3,600
Prepaid expenses................................              888               6,446           1,305                862
                                                      -----------        ------------      -----------       -----------
        Total Assets............................       12,563,624         135,244,117      28,602,232         32,940,468
                                                      -----------        ------------      -----------       -----------
                  LIABILITIES:
Accrued expenses and other payables:
    Investment advisory fees....................              523               5,601           1,169              1,342
    Administration fees.........................              144               1,541             325                374
    Distribution and shareholder service fees
      (Class A).................................              639               2,228           2,997              1,860
    Accounting fees.............................               20                 220              46                 54
    Legal fees..................................              402               2,841             783                839
    Audit fees..................................            4,532               5,029           4,966              4,966
    Printing fees...............................              773               2,816           1,254              1,346
    Other.......................................            2,679               3,121           2,066              2,373
                                                      -----------        ------------      -----------       -----------
        Total Liabilities.......................            9,712              23,397          13,606             13,154
                                                      -----------        ------------      -----------       -----------
                  NET ASSETS:
Capital.........................................       11,228,699         116,371,490      23,798,107         27,117,302
Undistributed net investment income.............               79                 633             146                290
Net unrealized appreciation (depreciation) from
  investments...................................          904,481          16,260,605       3,804,251          5,053,095
Accumulated undistributed net realized gains
  (losses) from investment transactions.........          420,653           2,587,992         986,122            756,627
                                                      -----------        ------------      -----------       -----------
        Net Assets..............................      $12,553,912        $135,220,720      $28,588,626       $32,927,314
                                                      ===========        ============      ===========       ===========
Net Assets
    Class A.....................................      $ 3,194,692        $ 11,201,518      $14,921,048       $ 9,264,809
    Class Y.....................................        9,359,220         124,019,202      13,667,578         23,662,505
                                                      -----------        ------------      -----------       -----------
        Total...................................      $12,553,912        $135,220,720      $28,588,626       $32,927,314
                                                      ===========        ============      ===========       ===========
Outstanding units of beneficial interest
  (shares)
    Class A.....................................          284,769             935,269       1,175,472            710,514
    Class Y.....................................          833,587          10,449,649       1,089,390          1,820,603
                                                      -----------        ------------      -----------       -----------
        Total...................................        1,118,356          11,384,918       2,264,862          2,531,117
                                                      ===========        ============      ===========       ===========
Net asset value
    Class A--redemption price per share.........      $     11.22        $      11.98      $    12.69        $     13.04
    Class Y--offering and redemption price per
      share.....................................      $     11.23        $      11.87      $    12.55        $     13.00
                                                      ===========        ============      ===========       ===========
Maximum Sales Charge (Class A)..................            4.00%               4.00%           4.00%              4.00%
                                                      ===========        ============      ===========       ===========
Maximum Offering Price (100%/(100% - Maximum
  Sales Charge) of net asset value adjusted to
  nearest cent) per share (Class A).............      $     11.69        $      12.48      $    13.22        $     13.58
                                                      ===========        ============      ===========       ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1997

                                                                                             U.S.
                                                                            MONEY          TREASURY         TAX-FREE
                                                                           MARKET        MONEY MARKET     MONEY MARKET
                                                                            FUND             FUND             FUND
                                                                         -----------     ------------     ------------
INVESTMENT INCOME:
Interest income.......................................................   $30,162,844      $7,746,473       $1,386,646
                                                                         -----------      ----------       ----------
    Total Income......................................................    30,162,844       7,746,473        1,386,646
                                                                         -----------      ----------       ----------
EXPENSES:
Investment advisory fees..............................................     1,918,544         519,379          134,410
Administration fees...................................................       712,160         192,781           49,877
Distribution and shareholder service fees (Class A)...................       999,684         453,349          128,390
Distribution and shareholder service fees (Class Q)...................       405,532          82,671           10,308
Custodian fees........................................................       164,338          44,486           11,510
Accounting fees.......................................................       152,269          65,091           61,712
Transfer agent fees...................................................        49,063          48,430           48,429
Legal fees............................................................        41,870           9,833              394
Audit fees............................................................        30,036           8,018            8,472
Organization costs....................................................            --           1,100               --
Trustees' fees and expenses...........................................        24,945           6,711            1,739
Registration and filing fees..........................................        42,673          15,987              828
Printing costs........................................................        59,321          10,510            1,432
Other.................................................................        13,140           4,149            1,466
                                                                         -----------      ----------       ----------
    Total expenses before waivers.....................................     4,613,575       1,462,495          458,967
    Less waivers......................................................      (954,527)       (535,967)        (134,410)
                                                                         -----------      ----------       ----------
    Net Expenses......................................................     3,659,048         926,528          324,557
                                                                         -----------      ----------       ----------
Net Investment Income.................................................    26,503,796       6,819,945        1,062,089
                                                                         -----------      ----------       ----------
REALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions..............            --              47             (848)
                                                                         -----------      ----------       ----------
Net realized gains (losses) from investment transactions..............            --              47             (848)
                                                                         -----------      ----------       ----------
Change in net assets resulting from operations........................   $26,503,796      $6,819,992       $1,061,241
                                                                         ===========      ==========       ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1997

                                                                            INTERMEDIATE   DIVERSIFIED   SMALL COMPANIES
                                                                             BOND FUND      BOND FUND      VALUE FUND
                                                                            ------------   -----------   ---------------
INVESTMENT INCOME:
Interest income..........................................................   $11,291,510    $14,444,961    $   1,698,272
Dividend income..........................................................            --             --        3,341,553
Foreign tax withholding..................................................            --             --          (12,994)
                                                                            -----------    -----------      -----------
    Total Income.........................................................    11,291,510     14,444,961        5,026,831
                                                                            -----------    -----------      -----------
EXPENSES:
Investment advisory fees.................................................     1,053,203      1,340,154        3,063,116
Administration fees......................................................       227,926        289,885          497,752
Distribution and shareholder service fees (Class A)......................         1,758          1,021           35,500
Distribution and shareholder service fees (Class C)......................           962            232           16,883
Custodian fees...........................................................        52,595         66,895          114,861
Accounting fees..........................................................        81,186         95,844          129,710
Transfer agent fees......................................................        50,280         51,010          108,835
Legal fees...............................................................        14,159         15,614           38,295
Audit fees...............................................................         8,824         15,205           22,740
Organization costs.......................................................            --          1,940               --
Trustees' fees and expenses..............................................         8,234          9,736           17,065
Registration and filing fees.............................................         8,577         32,159           41,737
Printing costs...........................................................         8,963         13,988           25,763
Other....................................................................         5,361          4,927            8,713
                                                                            -----------    -----------      -----------
    Total expenses before waivers........................................     1,522,028      1,938,610        4,120,970
    Less waivers.........................................................      (264,221)      (671,188)              --
                                                                            -----------    -----------      -----------
    Net Expenses.........................................................     1,257,807      1,267,422        4,120,970
Net Investment Income....................................................    10,033,703     13,177,539          905,861
                                                                            -----------    -----------      -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions.................       629,898       (234,228)      40,604,609
Net change in unrealized appreciation (depreciation) from investments....     2,813,042      9,406,314       94,682,018
                                                                            -----------    -----------      -----------
Net realized/unrealized gains from investments...........................     3,442,940      9,172,086      135,286,627
                                                                            -----------    -----------      -----------
Change in net assets resulting from operations...........................   $13,476,643    $22,349,625    $ 136,192,488
                                                                            ===========    ===========      ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1997

                                                                                                          INTERNATIONAL
                                                                         LARGE COMPANIES    OPTIMIZED     OPPORTUNITIES
                                                                           VALUE FUND       STOCK FUND        FUND
                                                                         ---------------   ------------   -------------
INVESTMENT INCOME:
Interest income.......................................................     $   742,491     $    142,120    $        --
Dividend income.......................................................       2,846,527        5,362,281      3,783,924
Foreign tax withholding...............................................          (2,252)         (13,172)      (546,378)
                                                                           -----------      -----------    -----------
    Total Income......................................................       3,586,766        5,491,229      3,237,546
                                                                           -----------      -----------    -----------
EXPENSES:
Investment advisory fees..............................................       1,154,566        1,376,542      1,036,098
Administration fees...................................................         200,290          357,208        224,109
Distribution and shareholder service fees (Class A)...................          15,912            6,671          4,192
Distribution and shareholder service fees (Class C)...................           8,634            2,226            221
Custodian fees........................................................          46,216           82,432        130,299
Accounting fees.......................................................          69,728          116,771        187,647
Transfer agent fees...................................................          84,497           62,853         58,516
Legal fees............................................................          13,466           20,717         14,945
Audit fees............................................................           7,974           12,689          9,221
Organization costs....................................................              --            1,940          2,056
Trustees' fees and expenses...........................................           6,453           11,941          7,568
Registration and filing fees..........................................          18,642           29,209         38,518
Printing costs........................................................           9,614           17,265         60,148
Other.................................................................           3,651            6,570          4,149
                                                                           -----------      -----------    -----------
    Total expenses before waivers.....................................       1,639,643        2,105,034      1,777,687
    Less waivers......................................................        (232,689)        (552,207)      (518,920)
                                                                           -----------      -----------    -----------
    Net Expenses......................................................       1,406,954        1,552,827      1,258,767
Net Investment Income.................................................       2,179,812        3,938,402      1,978,779
                                                                           -----------      -----------    -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment transactions..............      14,573,967       17,302,887       (315,497)
Net realized gains (losses) from foreign currency transactions........              --               --        (96,744)
Net change in unrealized appreciation (depreciation) from
  investments.........................................................      40,792,153       99,082,503     28,680,543
Net change in unrealized appreciation (depreciation) from foreign
  currency transactions...............................................              --               --         (4,551)
                                                                           -----------      -----------    -----------
Net realized/unrealized gains from investments........................      55,366,120      116,385,390     28,263,751
                                                                           -----------      -----------    -----------
Change in net assets resulting from operations........................     $57,545,932     $120,323,792    $30,242,530
                                                                           ===========      ===========    ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31,1997

                                                       ALLOCATED           ALLOCATED        ALLOCATED         ALLOCATED
                                                     CONSERVATIVE          BALANCED          GROWTH          AGGRESSIVE
                                                         FUND                FUND             FUND              FUND
                                                   -----------------     -------------     -----------     ---------------
INVESTMENT INCOME:
Distribution income.............................      $   436,656         $ 2,522,218      $  366,535        $   186,328
                                                       ----------         -----------      -----------       -----------
EXPENSES:
Investment advisory fees........................            5,223              41,898           9,418              9,304
Administration fees.............................            7,313              58,668          13,185             13,026
Distribution and shareholder service fees (Class
  A)............................................            3,302              11,497          14,950              8,880
Custodian fees..................................              522               4,190             942                930
Accounting fees.................................            1,045               8,382           1,884              1,861
Transfer agent fees.............................            2,089              32,963           3,766              3,725
Legal fees......................................              548               5,365           1,093              1,064
Audit fees......................................           14,156               9,396          11,586             11,586
Trustees' fees and expenses.....................              249               3,147             431                431
Registration and filing fees....................            7,880              21,284           9,728              9,057
Printing costs..................................              854               7,508           1,663              1,557
Other...........................................              184                 865             165                163
                                                       ----------         -----------      -----------       -----------
    Total Expenses..............................           43,365             205,163          68,811             61,584
                                                       ----------         -----------      -----------       -----------
Net Investment Income...........................          393,291           2,317,055         297,724            124,744
                                                       ----------         -----------      -----------       -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions..................................          424,154           2,600,142         998,451            761,566
Net change in unrealized appreciation
  (depreciation) from investments...............          989,891          17,380,659       4,158,231          5,342,590
                                                       ----------         -----------      -----------       -----------
Net realized/unrealized gains from
  investments...................................        1,414,045          19,980,801       5,156,682          6,104,156
                                                       ----------         -----------      -----------       -----------
Change in net assets resulting from
  operations....................................      $ 1,807,336         $22,297,856      $5,454,406        $ 6,228,900
                                                       ==========         ===========      ===========       ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              U.S. TREASURY                  TAX-FREE
                                            MONEY MARKET FUND               MONEY MARKET FUND            MONEY MARKET FUND
                                     -------------------------------   ---------------------------   -------------------------
                                          YEAR             YEAR            YEAR           YEAR          YEAR          YEAR
                                         ENDED            ENDED           ENDED          ENDED          ENDED         ENDED
                                        JULY 31,         JULY 31,        JULY 31,       JULY 31,      JULY 31,      JULY 31,
                                          1997             1996            1997           1996          1997          1996
                                     --------------   --------------   ------------   ------------   -----------   -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income............  $   26,503,796   $   19,376,010   $  6,819,945   $  5,282,724   $ 1,062,089   $ 1,042,039
  Net realized gains (losses) from
    investment transactions........              --               --             47             --          (848)        1,142
                                     --------------   --------------   ------------   ------------   -----------   -----------
Change in net assets resulting from
  operations.......................      26,503,796       19,376,010      6,819,992      5,282,724     1,061,241     1,043,181
                                     --------------   --------------   ------------   ------------   -----------   -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income.......     (11,547,707)     (10,656,517)    (5,155,690)    (3,929,231)     (876,147)     (968,355)
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income.......      (6,823,607)      (4,081,900)       (94,867)        (3,788)      (67,352)      (10,400)
DISTRIBUTIONS TO CLASS Q SHAREHOLDERS:
  From net investment income.......      (8,132,482)      (4,637,593)    (1,569,388)    (1,349,705)     (118,590)      (63,284)
                                     --------------   --------------   ------------   ------------   -----------   -----------
Change in net assets from
  shareholder distributions........     (26,503,796)     (19,376,010)    (6,819,945)    (5,282,724)   (1,062,089)   (1,042,039)
                                     --------------   --------------   ------------   ------------   -----------   -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......   2,803,908,254    1,928,774,210    674,648,838    342,623,902    94,712,758    95,124,837
  Dividends reinvested.............      19,448,580       15,063,971      6,606,577      5,151,868       966,079     1,052,542
  Cost of shares redeemed..........  (2,695,458,389)  (1,835,702,517)  (644,278,348)  (307,567,073)  (88,911,156)  (96,972,871)
                                     --------------   --------------   ------------   ------------   -----------   -----------
Change in net assets from share
  transactions.....................     127,898,445      108,135,664     36,977,067     40,208,697     6,767,681      (795,492)
                                     --------------   --------------   ------------   ------------   -----------   -----------
Change in net assets...............     127,898,445      108,135,664     36,977,114     40,208,697     6,766,833      (794,350)
NET ASSETS:
  Beginning of period..............     446,644,515      338,508,851    123,304,386     83,095,689    34,038,144    34,832,494
                                     --------------   --------------   ------------   ------------   -----------   -----------
  End of period....................  $  574,542,960   $  446,644,515   $160,281,500   $123,304,386   $40,804,977   $34,038,144
                                     ==============   ==============   ============   ============   ===========   ===========
SHARE TRANSACTIONS:
  Issued...........................   2,803,908,254    1,928,774,210    674,648,838    342,623,902    94,712,758    95,124,837
  Reinvested.......................      19,448,580       15,063,971      6,606,577      5,151,868       966,079     1,052,542
  Redeemed.........................  (2,695,458,389)  (1,835,702,517)  (644,278,348)  (307,567,073)  (88,911,156)  (96,972,871)
                                     --------------   --------------   ------------   ------------   -----------   -----------
Change in shares...................     127,898,445      108,135,664     36,977,067     40,208,697     6,767,681      (795,492)
                                     ==============   ==============   ============   ============   ===========   ===========

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        SMALL COMPANIES
                                        INTERMEDIATE BOND FUND         DIVERSIFIED BOND FUND              VALUE FUND
                                      ---------------------------   ---------------------------   ---------------------------
                                          YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                        JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                          1997           1996           1997           1996           1997           1996
                                      ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $ 10,033,703   $  8,337,086   $ 13,177,539   $  7,902,356   $    905,861   $  1,062,914
  Net realized gains (losses) from
    investment transactions.........       629,898        952,023       (234,228)     1,877,945     40,604,609     34,451,881
  Net change in unrealized
    appreciation (depreciation) from
    investments.....................     2,813,042     (3,464,045)     9,406,314     (5,431,677)    94,682,018     (2,468,172)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations........................    13,476,643      5,825,064     22,349,625      4,348,624    136,192,488     33,046,623
                                      ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income........       (39,125)       (28,845)       (23,659)        (6,473)       (12,967)       (12,944)
  In excess of net investment
    income..........................            --             --             --             --             --           (348)
  From net realized gains from
    investment transactions.........        (1,769)          (120)        (2,977)        (1,356)    (1,213,321)      (266,703)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
  From net investment income........    (9,956,429)    (8,226,339)   (12,938,158)    (7,654,293)    (1,010,436)    (1,049,662)
  In excess of net investment
    income..........................            --             --             --             --             --        (28,247)
  From net realized gains from
    investment transactions.........      (434,375)       (33,732)    (1,403,908)    (1,723,809)   (33,660,875)   (17,878,500)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income........        (4,737)        (5,766)        (1,108)           (73)            --           (317)
  From net realized gains from
    investment transactions.........          (280)           (34)          (155)            --       (133,253)       (52,906)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........   (10,436,715)    (8,294,836)   (14,369,965)    (9,386,004)   (36,030,852)   (19,289,627)
                                      ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    86,194,503     64,422,296     79,073,119     91,547,557    225,979,984    126,977,542
  Dividends reinvested..............     8,591,681      8,041,886     10,180,631      9,032,688     33,739,004     19,203,383
  Cost of shares redeemed...........   (65,062,606)   (53,037,282)   (19,788,990)   (11,311,827)  (195,503,696)   (63,092,760)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from share
  transactions......................    29,723,578     19,426,900     69,464,760     89,268,418     64,215,292     83,088,165
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets................    32,763,506     16,957,128     77,444,420     84,231,038    164,376,928     96,845,161
NET ASSETS:
  Beginning of period...............   158,869,868    141,912,740    183,577,583     99,346,545    308,039,779    211,194,618
                                      ------------   ------------   ------------   ------------   ------------   ------------
  End of period.....................  $191,633,374   $158,869,868   $261,022,003   $183,577,583   $472,416,707   $308,039,779
                                      ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued............................     8,576,279      6,326,763      7,837,535      8,900,490     14,681,354      9,165,038
  Reinvested........................       854,894        791,062      1,006,177        874,967      2,341,484      1,494,582
  Redeemed..........................    (6,483,337)    (5,220,893)    (1,965,478)    (1,108,034)   (12,654,648)    (4,525,438)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in shares....................     2,947,836      1,896,932      6,878,234      8,667,423      4,368,190      6,134,182
                                      ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            LARGE COMPANIES                                              INTERNATIONAL
                                              VALUE FUND               OPTIMIZED STOCK FUND           OPPORTUNITIES FUND
                                      ---------------------------   ---------------------------   ---------------------------
                                          YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                        JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                          1997           1996           1997           1996           1997           1996
                                      ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $  2,179,812   $  1,880,892   $  3,938,402   $  3,361,625   $  1,978,779   $  1,276,687
  Net realized gains (losses) from
    investment transactions.........    14,573,967      8,958,325     17,302,887      8,462,270       (315,497)       315,363
  Net realized gains (losses) from
    foreign currency transactions...            --             --             --             --        (96,744)      (231,025)
  Net change in unrealized
    appreciation (depreciation) from
    investments.....................    40,792,153     (2,960,072)    99,082,503     11,602,223     28,680,543      1,148,968
  Net change in unrealized
    appreciation (depreciation) from
    foreign currency................            --             --             --             --         (4,551)         3,418
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations........................    57,545,932      7,879,145    120,323,792     23,426,118     30,242,530      2,513,411
                                      ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income........       (73,807)       (35,005)       (29,251)        (4,963)       (14,484)        (8,763)
  From net realized gains from
    investment transactions.........      (340,861)      (129,974)      (101,679)        (4,341)        (3,510)           (38)
  In excess of realized gains.......                                                                    (1,360)
DISTRIBUTIONS TO CLASS Y
  SHAREHOLDERS:
  From net investment income........    (2,061,411)    (1,756,110)    (3,857,477)    (3,150,517)    (1,705,121)      (542,120)
  From net realized gains from
    investment transactions.........    (8,239,081)    (7,767,356)   (13,829,821)    (2,699,756)      (310,180)        (1,605)
  In excess of realized gains.......                                                                  (120,161)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income........        (4,250)        (5,161)        (1,267)          (660)           (42)           (20)
  From net realized gains from
    investment transactions.........       (43,128)       (27,868)        (7,082)          (860)           (36)            --
  In excess of realized gains.......                                                                       (14)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from
  shareholder distributions.........   (10,762,538)    (9,721,474)   (17,826,577)    (5,861,097)    (2,154,908)      (552,546)
                                      ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    77,223,622     51,611,609     71,226,649     70,019,637     80,733,557     93,375,001
  Dividends reinvested..............     7,929,634      9,546,835     16,142,331      5,767,679      1,542,938        468,557
  Cost of shares redeemed...........   (56,841,337)   (40,548,298)   (55,103,534)   (21,866,911)   (42,703,298)   (11,414,929)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets from share
  transactions......................    28,311,919     20,610,146     32,265,446     53,920,405     39,573,197     82,428,629
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets................    75,095,313     18,767,817    134,762,661     71,485,426     67,660,819     84,389,494
NET ASSETS:
  Beginning of period...............   118,222,174     99,454,357    220,322,888    148,837,462    144,482,542     60,093,048
                                      ------------   ------------   ------------   ------------   ------------   ------------
  End of period.....................  $193,317,487   $118,222,174   $355,085,549   $220,322,888   $212,143,361   $144,482,542
                                      ============   ============   ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued............................     5,845,707      4,166,612      5,022,100      5,892,190      7,247,757      8,816,810
  Reinvested........................       620,748        839,075      1,217,458        492,903        138,587         44,496
  Redeemed..........................    (4,265,832)    (3,265,999)    (3,837,665)    (1,803,663)    (3,751,975)    (1,073,107)
                                      ------------   ------------   ------------   ------------   ------------   ------------
Change in shares....................     2,200,623      1,739,688      2,401,893      4,581,430      3,634,369      7,788,199
                                      ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           Allocated Conservative Fund         Allocated Balanced Fund
                                                          ------------------------------   -------------------------------
                                                             YEAR        FOR THE PERIOD        Year        For the period
                                                             ENDED      FROM MAY 1, 1996      ended       from May 1, 1996
                                                           JULY 31,         THROUGH          July 31,         through
                                                             1997       JULY 31, 1996(a)       1997       July 31, 1996(a)
                                                          -----------   ----------------   ------------   ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................................  $   393,291      $   58,647      $  2,317,055     $    217,386
  Net realized gains (losses) from investment
    transactions........................................      424,154             (47)        2,600,142            6,167
  Net change in unrealized appreciation (depreciation)
    from investments....................................      989,891         (85,410)       17,380,659       (1,120,054)
                                                          -----------      ----------      ------------      -----------
Change in net assets resulting from operations..........    1,807,336         (26,810)       22,297,856         (896,501)
                                                          -----------      ----------      ------------      -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............................      (51,129)             --          (120,094)              --
  From net realized gains on investments................         (271)             --              (791)              --
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income............................     (382,023)        (18,707)       (2,326,222)         (87,492)
  From net realized gains on investments................       (3,183)             --           (17,526)              --
                                                          -----------      ----------      ------------      -----------
Change in net assets from shareholder distributions.....     (436,606)        (18,707)       (2,464,633)         (87,492)
                                                          -----------      ----------      ------------      -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........................   11,382,136       7,728,026       101,594,515       39,938,939
  Dividends reinvested..................................      222,297              --         2,258,849           77,746
  Cost of shares redeemed...............................   (7,993,846)       (109,914)      (26,748,503)        (750,056)
                                                          -----------      ----------      ------------      -----------
Change in net assets from share transactions............    3,610,587       7,618,112        77,104,861       39,266,629
                                                          -----------      ----------      ------------      -----------
Change in net assets....................................    4,981,317       7,572,595        96,938,084       38,282,636
NET ASSETS:
  Beginning of period...................................    7,572,595              --        38,282,636               --
                                                          -----------      ----------      ------------      -----------
  End of period.........................................  $12,553,912      $7,572,595      $135,220,720     $ 38,282,636
                                                          ===========      ==========      ============      ===========
SHARE TRANSACTIONS:
  Issued................................................    1,095,491         771,456         9,752,330        3,995,654
  Reinvested............................................       20,941              --           210,599            7,698
  Redeemed..............................................     (758,434)        (11,098)       (2,504,903)         (76,460)
                                                          -----------      ----------      ------------      -----------
Change in shares........................................      357,998         760,358         7,458,026        3,926,892
                                                          ===========      ==========      ============      ===========

---------
(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               Allocated Growth Fund          Allocated Aggressive Fund
                                                           ------------------------------   ------------------------------
                                                              YEAR        FOR THE PERIOD       Year        For the period
                                                              ENDED      FROM MAY 1, 1996      ended      from May 1, 1996
                                                            JULY 31,         THROUGH         July 31,         through
                                                              1997       JULY 31, 1996(a)      1997       July 31, 1996(a)
                                                           -----------   ----------------   -----------   ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..................................  $   297,724     $     30,292     $   124,744     $     10,360
  Net realized gains (losses) from investment
    transactions.........................................      998,451           (1,108)        761,566           (4,939)
  Net change in unrealized appreciation (depreciation)
    from investments.....................................    4,158,231         (353,980)      5,342,590         (289,495)
                                                            ----------       ----------      ----------       ----------
Change in net assets resulting from operations...........    5,454,406         (324,796)      6,228,900         (284,074)
                                                            ----------       ----------      ----------       ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income.............................      (85,103)              --         (15,701)              (4)
  From net realized gains on investments.................       (2,509)              --              --               --
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
  From net investment income.............................     (225,994)         (16,773)       (108,753)         (10,356)
  From net realized gains on investments.................       (8,712)              --              --           (1,452)
                                                            ----------       ----------      ----------       ----------
Change in net assets from shareholder distributions......     (322,318)         (16,773)       (124,454)         (11,812)
                                                            ----------       ----------      ----------       ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................   21,158,369       11,303,551      24,944,581        9,805,661
  Dividends reinvested...................................      227,604            1,099         117,570           10,396
  Cost of shares redeemed................................   (8,730,057)        (162,459)     (6,447,707)      (1,311,747)
                                                            ----------       ----------      ----------       ----------
Change in net assets from share transactions.............   12,655,916       11,142,191      18,614,444        8,504,310
                                                            ----------       ----------      ----------       ----------
Change in net assets.....................................   17,788,004       10,800,622      24,718,890        8,208,424
NET ASSETS:
  Beginning of period....................................   10,800,622               --       8,208,424               --
                                                            ----------       ----------      ----------       ----------
  End of period..........................................  $28,588,626     $ 10,800,622     $32,927,314     $  8,208,424
                                                            ==========       ==========      ==========       ==========
SHARE TRANSACTIONS:
  Issued.................................................    1,918,554        1,128,552       2,250,469          985,152
  Reinvested.............................................       19,998              107          10,216            1,012
  Redeemed...............................................     (785,381)         (16,968)       (584,252)        (131,480)
                                                            ----------       ----------      ----------       ----------
Change in shares.........................................    1,153,171        1,111,691       1,676,433          854,684
                                                            ==========       ==========      ==========       ==========

---------

(a) Period from commencement of operations.

                       See notes to financial statements.

QUALIVEST FUNDS
MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
COMMERCIAL PAPER (65.5%):
Asset Backed (4.0%):
$  6,000,000    Enterprise Funding Corp.,
                  5.53%, 9/30/97..........   $  5,944,700
   5,000,000    Enterprise Funding Corp.,
                  5.51%, 10/2/97..........      4,952,553
   6,000,000    Enterprise Funding Corp.,
                  5.51%, 10/22/97.........      5,924,697
   6,000,000    Enterprise Funding Corp.,
                  5.50%, 10/31/97.........      5,916,583
                                             ------------
                                               22,738,533
                                             ------------
Automotive (5.9%):
   5,000,000    Ford Motor Credit Co.,
                  5.27%, 8/13/97..........      4,991,217
   6,000,000    Ford Motor Credit Co.,
                  5.58%, 8/27/97..........      5,975,820
   6,000,000    Ford Motor Credit Co.,
                  5.56%, 9/29/97..........      5,945,327
   6,000,000    Ford Motor Credit Co.,
                  5.63%, 10/1/97..........      5,943,677
   6,000,000    Ford Motor Credit Co.,
                  5.50%, 10/14/97.........      5,932,167
   5,000,000    Toyota Motor Credit Corp.,
                  5.55%, 8/15/97..........      4,989,208
                                             ------------
                                               33,777,416
                                             ------------
Banking (2.1%):
   6,000,000    Commed Fuel,
                  5.49%, 10/29/97.........      5,917,725
   6,000,000    Republic New York Corp.,
                  5.54%, 9/3/97...........      5,969,530
                                             ------------
                                               11,887,255
                                             ------------
Beverages (1.0%):
   6,000,000    Anheuser-Busch Cos. Inc.,
                  5.55%, 8/29/97..........      5,974,100
                                             ------------
Building Products (2.3%):
   5,000,000    Guardian Industries Corp.,
                  5.61%, 8/8/97...........      4,994,546
   3,500,000    Guardian Industries Corp.,
                  5.58%, 8/11/97..........      3,494,575
   5,000,000    Guardian Industries,
                  5.55%, 9/26/97..........      4,956,833
                                             ------------
                                               13,445,954
                                             ------------

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
                                             ------------
COMMERCIAL PAPER, CONTINUED:
Chemicals (2.8%):
$  5,000,000    Dupont Nemour,
                  5.67%, 9/22/97..........   $  4,959,050
   5,000,000    Monsanto Co.,
                  5.63%, 8/4/97...........      4,997,654
   6,000,000    Monsanto Co.,
                  5.60%, 9/10/97..........      5,962,667
                                             ------------
                                               15,919,371
                                             ------------
Electric Utility (2.1%):
   6,000,000    General Electric,
                  5.58%, 9/9/97...........      5,963,730
   6,000,000    Portland General Electric
                  Co.,
                  5.60%, 8/21/97..........      5,981,333
                                             ------------
                                               11,945,063
                                             ------------
Financial Services (22.3%):
   6,000,000    American Express,
                  5.54%, 9/11/97..........      5,962,143
   6,000,000    American Express,
                  5.54%, 9/23/97..........      5,951,063
   6,000,000    American Express,
                  5.52%, 10/7/97..........      5,938,360
   6,000,000    American Express,
                  5.51%, 10/14/97.........      5,932,043
   6,000,000    American General Finance,
                  5.58%, 8/25/97..........      5,977,680
   6,000,000    American General Finance,
                  5.56%, 9/18/97..........      5,955,520
   5,000,000    American General Finance,
                  5.52%, 10/6/97..........      4,949,400
   6,000,000    Associates Corp. of N.A.,
                  5.61%, 8/12/97..........      5,989,715
   5,000,000    Associates Corp. of N.A.,
                  5.55%, 9/19/97..........      4,962,229
   6,000,000    Associates Corp. of N.A.,
                  5.58%, 9/25/97..........      5,948,850
   6,000,000    Cargill Financial Services
                  Corp.,
                  5.49%, 10/8/97..........      5,937,780
   6,000,000    Cargill Financial Services
                  Corp.,
                  5.49%, 10/15/97.........      5,931,375
   6,000,000    Cargill Financial Services
                  Corp.,
                  5.49%, 10/27/97.........      5,920,395
   7,000,000    CIT Group Holdings, Inc.,
                  5.63%, 8/1/97...........      7,000,000

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
                                             ------------
COMMERCIAL PAPER, CONTINUED:
Financial Services, Continued:
$  6,000,000    CIT Group Holdings, Inc.,
                  5.60%, 8/18/97..........   $  5,984,133
   6,000,000    CIT Group Holdings, Inc.,
                  5.56%, 9/16/97..........      5,957,373
   5,000,000    General Electric Capital
                  Corp.,
                  5.62%, 8/7/97...........      4,995,317
   6,000,000    National Rural Utilities
                  Corp.,
                  5.55%, 8/20/97..........      5,982,425
   6,000,000    National Rural Utilities
                  Corp.,
                  5.54%, 9/12/97..........      5,961,220
   6,000,000    Norwest Financial,
                  5.55%, 9/24/97..........      5,950,050
   6,000,000    Norwest Financial,
                  5.55%, 10/3/97..........      5,941,725
   5,000,000    Safeco Credit Corp.,
                  0.00%*, 8/15/97**.......      4,989,111
                                             ------------
                                              128,117,907
                                             ------------
Food Products (0.9%):
   5,000,000    Campbell Soup Co.,
                  5.25%, 9/15/97..........      4,967,188
                                             ------------
Insurance (5.7%):
   5,000,000    John Hancock Capital
                  Corp.,
                  5.59%, 8/5/97...........      4,996,894
   5,000,000    Marsh & McLennan
                  Companies,
                  5.70%, 5/1/97...........      4,972,292
   6,000,000    SAFECO Credit Co.,
                  5.58%, 9/4/97...........      5,968,380
   6,000,000    SAFECO Credit Co.,
                  5.54%, 9/19/97..........      5,954,757
   5,000,000    USAA Capital Corp.,
                  5.25%, 8/19/97..........      4,986,875
   6,000,000    USAA Capital Corp.,
                  5.55%, 9/11/97..........      5,962,075
                                             ------------
                                               32,841,273
                                             ------------
Leasing (1.0%):
   6,000,000    International Lease
                  Financial Corp.,
                  5.63%, 8/20/97..........      5,982,172
                                             ------------

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
                                             ------------
COMMERCIAL PAPER, CONTINUED:
Miscellaneous (1.9%):
$  5,000,000    University of California
                  Regents,
                  5.67%, 8/28/97..........   $  4,978,738
   6,000,000    University of California
                  Regents,
                  5.60%, 9/9/97...........      5,963,600
                                             ------------
                                               10,942,338
                                             ------------
Office Equipment & Services (1.7%):
   5,000,000    Pitney Bowes,
                  5.60%, 8/26/97..........      4,980,556
   5,000,000    Pitney Bowes,
                  5.67%, 9/17/97..........      4,962,988
                                             ------------
                                                9,943,544
                                             ------------
Pharmaceuticals (0.9%):
   5,000,000    Schering Corp.,
                  5.64%, 9/2/97...........      4,974,933
                                             ------------
Printing & Publishing (3.6%):
   5,000,000    McGraw Hill, Inc.,
                  0.00%*, 8/11/97**.......      4,992,472
   5,000,000    McGraw Hill, Inc,
                  5.41%, 8/6/97...........      4,996,243
   6,000,000    McGraw Hill Inc.,
                  5.56%, 8/29/97..........      5,974,053
   5,000,000    McGraw Hill, Inc,
                  5.58%, 9/2/97...........      4,975,200
                                             ------------
                                               20,937,968
                                             ------------
Security Brokers & Dealers (4.5%):
   6,000,000    Merrill Lynch & Co. Inc,
                  5.65%, 8/22/97..........      5,980,225
   5,000,000    Merrill Lynch & Co., Inc.,
                  5.68%, 9/4/97...........      4,973,178
   5,000,000    Merrill Lynch & Co., Inc.,
                  5.52%, 10/16/97.........      4,941,733
  10,000,000    Merrill Lynch & Co., Inc.,
                  5.50%, 10/24/97.........      9,871,667
                                             ------------
                                               25,766,803
                                             ------------

                                   Continued

QUALIVEST FUNDS
MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
COMMERCIAL PAPER, CONTINUED:
Telecommunications (2.8%):
$  6,000,000    American Information
                  Technology Corp.,
                  5.47%, 10/28/97.........   $  5,919,773
   5,000,000    Ameritech,
                  5.55%, 9/8/97...........      4,970,708
   5,000,000    AT&T Corp.,
                  5.37%, 8/14/97..........      4,990,304
                                             ------------
                                               15,880,785
                                             ------------
    Total Commercial Paper                    376,042,603
                                             ------------
MASTER DEMAND NOTES (5.2%):
Financial Services
  10,000,000    General Electric Capital
                  Corp.,
                  5.75%*, 8/4/97**........     10,000,000
  20,000,000    Paccar Leasing,
                  5.65%*, 8/19/97**.......     20,000,000
                                             ------------
    Total Master Demand Notes                  30,000,000
                                             ------------
FUNDING AGREEMENTS (5.4%):
Insurance
   5,000,000    AIG Funding Agreement,
                  0.00%*, 8/4/97**........      4,997,792
   6,000,000    Commonwealth Life
                  Insurance Funding
                  Agreement,
                  5.79%*, 8/1/97**........      6,000,000

 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
FUNDING AGREEMENTS, CONTINUED:
Insurance, Continued:
$ 10,000,000    General American Life
                  Insurance Co., 5.89%*,
                  8/1/97**................   $ 10,000,000
  10,000,000    Sun Life Insurance Co. of
                  America Funding
                  Agreement,
                  5.79%*, open**..........     10,000,000
                                             ------------
    Total Funding Agreements                   30,997,792
                                             ------------
REPURCHASE AGREEMENTS (24.3%):
 139,820,439    Merrill Lynch, 5.78%*,
                  8/1/97 (Collateralized
                  by 139,820,439 U.S.
                  Treasury Strip's,
                  8/15/97-5/15/98, market
                  value-- $142,617,873)...    139,820,439
                                             ------------
    Total Repurchase Agreements               139,820,439
                                             ------------
    Total (Cost--$576,860,834)(a)            $576,860,834
                                              ===========

---------

Percentages indicated are based on net assets of $574,542,960

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.

 ** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.

                       See notes to financial statements.

QUALIVEST FUNDS
U.S. TREASURY MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

PRINCIPAL               SECURITY              AMORTIZED
  AMOUNT              DESCRIPTION                COST
----------    ----------------------------   ------------
U.S. TREASURY BILLS (51.9%):
$6,000,000    8/7/97......................   $  5,994,740
 6,000,000    8/21/97.....................      5,982,275
 6,000,000    8/28/97.....................      5,976,836
 6,000,000    9/11/97.....................      5,965,731
 9,000,000    9/18/97.....................      8,939,400
 3,000,000    9/25/97.....................      2,976,694
 3,000,000    10/2/97.....................      2,974,632
 6,000,000    10/9/97.....................      5,941,408
 3,000,000    10/16/97....................      2,968,460
 9,000,000    10/23/97....................      8,895,558
 6,000,000    11/6/97.....................      5,918,965
12,000,000    11/13/97....................     11,821,726
 6,000,000    11/20/97....................      5,905,280
 3,000,000    12/11/97....................      2,943,790
    Total U.S. Treasury Bills                  83,205,495

PRINCIPAL               SECURITY              AMORTIZED
  AMOUNT              DESCRIPTION                COST
----------    ----------------------------   ------------
U.S. TREASURY NOTES (38.1%):
$6,000,000    6.50%, 8/15/97..............   $  6,002,252
 3,000,000    8.63%, 8/15/97..............      3,003,473
 4,000,000    5.63%, 8/31/97..............      3,999,796
 6,000,000    6.00%, 8/31/97..............      6,001,089
 3,000,000    5.50%, 9/30/97..............      2,999,847
 6,000,000    5.75%, 9/30/97..............      6,003,410
 9,000,000    8.75%, 10/15/97.............      9,059,697
 3,000,000    5.62%, 10/31/97.............      3,001,224
 6,000,000    5.75%, 10/31/97.............      6,004,383
 3,000,000    7.38%, 11/15/97.............      3,015,256
 6,000,000    8.88%, 11/15/97.............      6,055,486
 6,000,000    5.38%, 11/30/97.............      5,997,160
    Total U.S. Treasury Notes                  61,143,073
INVESTMENT COMPANIES (9.5%):
 7,280,648    Dreyfus Treasury Prime Cash
                Management, Class A.......      7,280,648
 8,000,000    Provident Treasury Trust
                Fund......................      8,000,000
    Total Investment Companies                 15,280,648
    Total (Cost--$159,629,216) (a)           $159,629,216

---------

Percentages indicated are based on net assets of $160,281,500.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
MUNICIPAL BONDS (95.8%):
Alaska (3.7%):
$  1,500,000    State Housing Finance
                  Corp. Revenue, Series C,
                  3.60%*, 6/1/26**, LOC:
                  Swiss Bank..............   $  1,500,000
                                              -----------
California (6.1%):
   1,000,000    Yuba County, GO, 4.50%,
                  10/31/97................      1,001,800
   1,500,000    Los Angeles International
                  Airport, Airport
                  Improvement Revenue,
                  3.70%*, 12/1/25**, LOC:
                  Societe Generale........      1,500,000
                                              -----------
                                                2,501,800
                                              -----------
Colorado (4.2%):
     715,000    Adams County GO, School
                  District #14, 0.00%,
                  12/1/97.................        705,993
   1,000,000    Denver, City & County
                  Airport , Revenue, Sub
                  Series C, 3.75%*,
                  12/1/25**...............      1,000,000
                                              -----------
                                                1,705,993
                                              -----------
Florida (5.9%):
     925,000    Jacksonville Electric
                  Authority Revenue,
                  3.90%,10/1/97...........        925,075
   1,500,000    State Housing Finance
                  Agency, Multifamily
                  Housing Revenue, Series
                  EE, 3.80%*, 9/1/08**....      1,500,000
                                              -----------
                                                2,425,075
                                              -----------
Idaho (2.4%):
   1,000,000    State GO, Tax Anticipation
                  Note, 4.63%, 6/30/98....      1,006,541
                                              -----------
Illinois (10.3%):
   1,500,000    Chicago O Hare
                  International Airport,
                  General Airport 2nd
                  Lein, Revenue, 3.65%*,
                  1/1/15**, LOC: Societe
                  Generale................      1,500,000
   1,000,000    Decatur, Water Revenue,
                  3.80%, 9/16/97..........      1,000,000

   SHARES
     OR
 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
$  1,000,000    State Development Finance
                  Authority, PCR, Power
                  Co. Project, Series B,
                  3.65%*, 11/1/28**, LOC:
                  Canadian Imperial
                  Bank....................   $  1,000,000
     700,000    State Development Finance
                  Authority, Presbyterian
                  Home Lake, 3.65%*,
                  9/1/31**, LOC: LaSalle
                  National Bank...........        700,000
                                              -----------
                                                4,200,000
                                              -----------
Kansas (2.1%):
     855,000    Leavenworth County GO,
                  Refunding, Series B,
                  3.70%, 12/1/97..........        855,000
                                              -----------
Maryland (3.7%):
   1,500,000    Montgomery County Housing
                  Opportunity, Refunding,
                  Issue I, 3.80%*,
                  11/1/20.................      1,500,000
                                              -----------
Minnesota (2.4%):
   1,000,000    St. Cloud, Health Care
                  Facility Revenue, Series
                  A, 3.70%*,7/1/27**, LOC:
                  Rabobank Nederland......      1,000,000
                                              -----------
Missouri (3.7%):
   1,500,000    Columbia, Revenue, Series
                  A, 3.65%*, 6/1/08** LOC:
                  Toronto Dominion Bank...      1,500,000
                                              -----------
Nebraska (2.5%):
   1,000,000    Nebraska Educational
                  Facility Authority,
                  Educational Equipment &
                  Improvement, 3.65%*,
                  12/1/00**, FGIC.........      1,000,000
                                              -----------
Nevada (1.0%):
     415,000    Lyon County GO, School
                  District Refunding,
                  4.00%, 8/1/97, AMBAC....        415,000
                                              -----------
New Hampshire (1.3%):
     500,000    State Turnpike System
                  Revenue, 8.38%,
                  11/1/17.................        515,632
                                              -----------

                                   Continued

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
MUNICIPAL BONDS, CONTINUED:
New York (2.4%):
$  1,000,000    Nassau County, 4.50%,
                  8/15/97.................   $  1,000,219
                                              -----------
Ohio (3.7%):
   1,500,000    Columbus GO, Revenue,
                  3.50%*, 6/1/16**, LOC:
                  Westdeutsche
                  Landesbank..............      1,500,000
                                              -----------
Oklahoma (3.7%):
   1,500,000    Garfield County,
                  Industrial Authority,
                  PCR, Refunding, Oklahoma
                  Gas & Electric Co.
                  Project A, 3.70%*,
                  1/1/25**................      1,500,000
                                              -----------
Oregon (11.2%):
     200,000    Eugene Electric Utility,
                  Revenue, 4.00%,
                  8/1/97..................        200,000
   1,400,000    Hillsboro, Graduate
                  Institute Revenue,
                  3.75%*, 8/1/11, LOC:
                  Bank of America.........      1,400,000
   1,500,000    State Health, Housing,
                  Educational & Cultural
                  Facilities Authority,
                  Peace Health Revenue,
                  3.65%*, 12/1/15, LOC:
                  Rabobank Nederland......      1,500,000
     355,000    State Health, Housing,
                  Educational & Cultural
                  Facilities Authority,
                  George Fox University,
                  Revenue, Series A,
                  5.50%, 3/1/98...........        358,301
     900,000    Umatilla County, Hospital
                  Facility Authority
                  Revenue, Franciscan
                  Health Systems, 3.70%*,
                  12/1/24**, LOC: Toronto
                  Dominion Bank...........        900,000
     200,000    Umatilla County, Hospital
                  Facility Authority
                  Revenue, Franciscan
                  Health Systems, Series
                  B, 3.70%*, 12/1/24**,
                  LOC: Toronto Dominion
                  Bank....................        200,000
                                              -----------
                                                4,558,301
                                              -----------
   SHARES
     OR
 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
MUNICIPAL BONDS, CONTINUED:
South Carolina (2.4%):
$  1,000,000    York County, 3.70%,
                  9/9/97..................   $  1,000,000
                                              -----------
Tennessee (1.2%):
     500,000    State GO, Refunding,
                  Series A, 4.40%,
                  3/1/98..................        501,915
                                              -----------
Texas (8.6%):
   1,000,000    Plano GO, Independent
                  School District
                  Refunding, 3.75%,
                  2/15/98.................        998,650
   1,000,000    State GO, Water
                  Development Refunding,
                  Series B, 7.10%,
                  8/1/97..................      1,000,000
   1,500,000    Texas A&M University,
                  3.65%, 8/28/97..........      1,500,000
                                              -----------
                                                3,498,650
                                              -----------
Utah (3.7%):
   1,500,000    Salt Lake County, Housing
                  Authority, Santa Fe
                  Apartment Project,
                  Revenue Refunding,
                  3.60%*, 7/1/22**, LOC:
                  Dresdner Bank AG........      1,500,000
                                              -----------
Vermont (3.7%):
   1,500,000    State Student Assistance
                  Corp., Student Loan,
                  Revenue, 3.80%*,
                  1/1/98**, LOC: National
                  Westminster.............      1,500,000
                                              -----------
Virginia (3.4%):
   1,400,000    Fairfax County, Industrial
                  Development Authority,
                  Revenue Refunding,
                  3.70%*, 10/1/16**, LOC:
                  Credit Susse............      1,400,000
                                              -----------
Washington (2.5%):
   1,000,000    State GO, Series C, 5.00%,
                  1/1/98..................      1,005,706
                                              -----------
    Total Municipal Bonds                      39,089,832
                                              -----------

                                   Continued

QUALIVEST FUNDS
TAX-FREE MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

   SHARES
     OR
 PRINCIPAL               SECURITY             AMORTIZED
   AMOUNT              DESCRIPTION               COST
------------    --------------------------   ------------
COMMERCIAL PAPER (2.5%):
                             Texas (2.5%):
$  1,000,000    Texas PFA, 3.70%,
                  7/15/97.................   $  1,000,000
                                              -----------
    Total Commercial Paper                      1,000,000
                                              -----------
INVESTMENT COMPANIES (1.1%):
     449,395    Federated-Tax Free
                  Obligation Money
                  Market..................        449,395
                                              -----------
    Total Investment Companies                    449,395
                                              -----------
    Total (Cost--$40,539,227)(a)             $ 40,539,227
                                              ===========

---------

Percentages indicated are based on net assets of $40,804,977.

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.

 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.

AMBAC   Insured by AMBAC Indemnity Corporation.
FGIC    Insured by Financial Guaranty Insurance Corp.
FSA     Insured by Financial Security Assurance
GO      General Obligation
LOC     Letter of Credit
PCR     Pollution Control Revenue

                       See notes to financial statements.

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
ASSET BACKED SECURITIES (1.9%):
$ 1,500,000    EquiCredit, 7.35%,
                 6/15/14..................   $  1,521,810
  2,013,000    Standard Credit Card,
                 7.88%, 7/23/00...........      2,066,405
                                             ------------
             Total Asset Backed Securities      3,588,215
                                             ------------
CORPORATE BONDS (15.9%):
Automotive (1.6%):
  1,000,000    Daimler-Benz North America,
                 7.38%, 9/15/06...........      1,053,750
  1,000,000    Ford Motor Credit Co.,
                 5.75%, 1/25/01...........        987,500
  1,000,000    General Motors Acceptance
                 Corp., 7.25%, 5/15/03....      1,037,500
                                             ------------
                                                3,078,750
                                             ------------
Banking (1.1%):
  1,000,000    Norwest, 6.75%, 5/12/00....      1,013,750
  1,000,000    Westpac Banking, 9.13%,
                 8/15/01..................      1,096,250
                                             ------------
                                                2,110,000
                                             ------------
Banking -- Foreign (1.9%):
  1,000,000    ABN Amro Bank N V., 7.13%,
                 6/18/07..................      1,037,500
  1,000,000    Australia & New Zealand,
                 7.55%, 9/15/06...........      1,063,750
    500,000    Bayerishe Landesbank,
                 7.38%, 12/14/02..........        526,875
  1,000,000    Bayerishe Landesbank-NY,
                 6.20%, 2/9/06............        978,750
                                             ------------
                                                3,606,875
                                             ------------
Chemicals (0.5%):
  1,000,000    English China Clays, 7.38%,
                 10/1/02..................      1,035,000
                                             ------------
Financial Services (1.6%):
  1,000,000    Associates Corp., N.A.,
                 6.00%, 3/15/00...........        996,250
  1,000,000    Chrysler Financial Corp.,
                 6.18%, 12/15/00..........        998,750
  1,000,000    General Electric Capital
                 Corp., 5.47%, 1/19/99....        996,250
                                             ------------
                                                2,991,250
                                             ------------
Government Agency (0.5%):
  1,000,000    Hydro-Quebec, 7.38%,
                 2/1/03...................      1,037,500
                                             ------------

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
CORPORATE BONDS, CONTINUED:
Insurance (0.6%):
$ 1,000,000    SAFECO Credit Corp., 7.88%,
                 4/1/05...................   $  1,067,500
                                             ------------
Manufacturing -- Consumer Goods (0.5%):
  1,000,000    VF Corp., 7.60%, 4/1/04....      1,036,250
                                             ------------
Natural Gas Transmission & Distribution (0.6%):
  1,000,000    Enron, 7.63%, 9/10/04......      1,058,750
                                             ------------
Oil & Gas Exploration & Production Services (2.2%):
  1,000,000    Baker Hughes, Inc., 7.63%,
                 2/15/99..................      1,025,000
  1,000,000    Occidental Petroleum,
                 6.41%, 11/30/00..........      1,005,000
  1,000,000    Shell Oil Co., 6.63%,
                 7/1/99...................      1,013,750
  1,000,000    Union Oil of California
                 Corp., 8.75%, 8/15/01....      1,082,500
                                             ------------
                                                4,126,250
                                             ------------
Retail Stores (2.1%):
  1,000,000    Dayton Hudson, 6.80%,
                 10/1/01..................      1,012,500
  1,000,000    Price/Costco, Inc., 7.13%,
                 6/15/05..................      1,033,750
  1,000,000    Sears, 6.69%, 4/30/01......      1,012,500
  1,000,000    Wal-Mart Stores, 6.75%,
                 5/15/02..................      1,022,500
                                             ------------
                                                4,081,250
                                             ------------
Utilities -- Electric (2.2%):
  1,057,000    Consolidated Edison, 6.38%,
                 4/1/03...................      1,060,964
  1,000,000    National Rural Utilities,
                 8.50%, 2/15/98...........      1,015,000
  1,000,000    PacifiCorp, 6.75%,
                 4/1/05...................      1,013,750
  1,057,000    Public Service Electric &
                 Gas, 7.63%, 2/1/00.......      1,092,673
                                             ------------
                                                4,182,387
                                             ------------
Utilities -- Telephone (0.5%):
  1,000,000    Nippon Telephone, 9.50%,
                 7/27/98..................      1,035,000
                                             ------------
                     Total Corporate Bonds     30,446,762
                                             ------------
MORTGAGE PASS THROUGH (8.3%):
Federal Home Loan Mortgage Corp.:
  1,813,074    7.00%, 5/15/03.............      1,852,744
  2,500,000    6.00%, 3/15/19.............      2,485,775

                                   Continued

QUALIVEST FUNDS
INTERMEDIATE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
MORTGAGE PASS THROUGH, CONTINUED:
Federal National Mortgage Assoc.:
$ 2,497,900    7.05%, 6/25/02.............   $  2,523,853
  2,750,000    6.50%, 5/18/20.............      2,628,890
  3,000,000    7.00%, 5/18/21.............      2,935,200
Government National Mortgage Assoc:
  3,319,647    7.50%, 4/20/03.............      3,422,456
                                             ------------
               Total Mortgage Pass Through     15,848,918
                                             ------------
U.S. GOVERNMENT AGENCIES (12.6%):
Federal Home Loan Bank:
  2,000,000    6.67%, 7/9/02..............      2,015,300
Federal Home Loan Mortgage Corp.:
  3,000,000    6.78%, 3/15/04.............      3,009,660
  1,000,000    7.12%, 3/27/06.............      1,024,540
Federal National Mortgage Assoc.:
  2,000,000    5.67%, 1/25/01.............      1,973,340
  3,000,000    6.87%, 10/2/01.............      3,054,930
  3,000,000    6.63%, 4/18/01.............      3,055,230
  2,000,000    6.50%, 1/18/04.............      2,007,600
  2,000,000    7.30%, 5/13/04.............      2,034,300
  2,000,000    6.81%, 11/21/06............      2,019,140
  1,448,191    7.00%, 3/1/09..............      1,461,688
    589,327    7.00%, 6/1/10..............        594,885
Private Export Funding Corp.:
  1,000,000    5.75%, 4/30/98.............      1,001,250
                           Student Loan Marketing Assoc.:
    943,000    7.72%, 1/25/99.............        969,206
                                             ------------
            Total U.S. Government Agencies     24,221,069
                                             ------------
U.S. TREASURY NOTES (55.4%):
  4,000,000    6.13%, 5/15/98.............      4,016,800
  4,500,000    5.88%, 10/31/98............      4,511,025
 20,150,000    6.25%, 3/31/99.............     20,329,488

 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
U.S. TREASURY NOTES, CONTINUED:
$ 3,300,000    6.88%, 3/31/00.............   $  3,386,130
 15,575,000    6.75%, 4/30/00.............     15,939,922
 18,400,000    6.38%, 3/31/01.............     18,706,544
  1,965,000    7.50%, 11/15/01............      2,083,411
 13,950,000    6.25%, 2/15/03.............     14,161,901
  2,500,000    5.88%, 2/15/04.............      2,489,600
  7,200,000    7.25%, 8/15/04.............      7,718,616
 12,500,000    6.50%, 8/15/05.............     12,861,500
                                             ------------
                 Total U.S. Treasury Notes    106,204,937
                                             ------------
               Total Investments, at value    180,309,901
                                             ------------
REPURCHASE AGREEMENTS (4.2%):
  7,966,043    Merrill Lynch, 5.78%*, Open
                 repurchase agreement
                 (Collateralized by
                 8,605,000 U.S. Treasury
                 Strip's, 8/15/98, market
                 value -- $8,128,541).....      7,966,043
                                             ------------
               Total Repurchase Agreements      7,966,043
                                             ------------
           Total (Cost -- $186,576,792)(a)   $188,275,944
                                             ============

---------

Percentages are based on net assets of $191,633,374.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,853. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...   $ 1,839,205
               Unrealized depreciation...      (142,906)
                                             ----------
               Net unrealized
                 appreciation............   $ 1,696,299
                                             ==========

                       See notes to financial statements.

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS (8.5%):
Automotive (0.4%):
$1,000,000    Ford Motor Credit Co.,
                5.75%, 1/25/01............   $    987,500
                                             ------------
Banking (0.4%):
 1,000,000    Westpac Banking, 9.13%,
                8/15/01...................      1,096,250
                                             ------------
Credit Institutions -- Personal (0.4%):
 1,000,000    Commercial Credit Co.,
                6.38%, 9/15/02............      1,003,750
                                             ------------
Energy (0.4%):
 1,000,000    Consolidate Edison, 6.50%
                2/1/01....................      1,011,250
                                             ------------
Financial Services (0.9%):
 1,500,000    General Motors Acceptance
                Corp., 6.38%, 6/27/00.....      1,505,624
 1,000,000    Norwest Financial, 6.25%,
                12/15/07..................        973,750
                                             ------------
                                                2,479,374
                                             ------------
Financial--Commercial (0.4%):
 1,000,000    General Electric Capital
                Corp., 5.47%, 1/19/99.....        996,250
                                             ------------
Forest Products (0.4%):
 1,000,000    Weyerhauser Co., 7.25%,
                7/1/13....................      1,041,250
                                             ------------
Health Care Products (0.4%):
 1,000,000    Johnson & Johnson, 8.25%,
                11/9/04...................      1,110,000
                                             ------------
Industrial Goods & Services (0.8%):
 2,000,000    Hertz Corp., 7.00%,
                5/1/02....................      2,042,500
                                             ------------
Insurance (0.4%):
 1,000,000    Safeco Credit Corp., 7.88%,
                4/1/05....................      1,067,500
                                             ------------
Manufacturing--Consumer Goods (0.4%):
 1,000,000    VF Corp, 7.60%, 4/1/04......      1,036,250
                                             ------------
Oil & Gas Utility (0.8%):
 1,000,000    Enron Corp., 7.13%,
                5/15/07...................      1,030,000
 1,000,000    Occidental Petroleum, 6.39%,
                11/9/00...................      1,003,750
                                             ------------
                                                2,033,750
                                             ------------

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
CORPORATE BONDS, CONTINUED:
Railroads (0.3%):
$  958,440    Conrail, Inc., 6.76%,
                5/25/15...................   $    980,005
                                             ------------
Retail Stores (0.8%):
 1,000,000    Price/Costco, Inc., 7.13%,
                6/15/05...................      1,033,750
 1,000,000    Wal-Mart Stores, 6.75%,
                5/15/02...................      1,022,500
                                             ------------
                                                2,056,250
                                             ------------
Telecommunications (0.5%):
 1,250,000    Airtouch Communications,
                7.50%, 7/15/06............      1,315,625
                                             ------------
Utility--Electric (0.8%):
 1,000,000    Pacific Gas Transmission,
                7.10%, 6/1/05.............      1,022,500
 1,000,000    PacifiCorp, 6.75%, 4/1/05...      1,013,750
                                             ------------
                                                2,036,250
                                             ------------
    Total Corporate Bonds                      22,293,754
                                             ------------
ASSET BACKED SECURITIES (2.3%)
 2,000,000    Saxon Asset Securities
                Trust, 6.48%, 11/25/20,
                Series 1996-2 Class A2....      2,006,640
 4,000,000    Green Tree 1996-F A3: 6.90%,
                6/15/05...................      4,084,000
                                             ------------
    Total Asset Backed Securities               6,090,640
                                             ------------
MORTGAGE PASS THROUGH (17.3%):
Federal Home Loan Mortgage Corporation:
 2,058,556    7.50%, 10/1/22, Pool #
                D25558....................      2,095,486
 2,737,999    7.50%, 2/1/23, Pool #
                C00209....................      2,787,009
 3,934,694    8.50%, 6/1/24, Pool #
                G00238....................      4,098,102
                                             ------------
                                                8,980,597
Federal National Mortgage Association:
 2,658,722    6.50%, 2/1/09, Pool #
                190255....................      2,648,193
 3,128,560    6.50%, 6/1/10, Pool #
                303408....................      3,115,264
 1,484,117    8.00%, 5/1/24, Pool#
                250066....................      1,528,908
 1,417,467    8.00%, 10/1/24, Pool#
                250144....................      1,460,147
                                             ------------
                                                8,752,512
                                             ------------

                                   Continued

QUALIVEST FUNDS
DIVERSIFIED BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
MORTGAGE PASS THROUGH, CONTINUED:
Government National Mortgage Association:
$1,000,000    7.00%, 9/15/02..............   $  1,028,750
 6,537,598    6.50%, 11/18/23, Pool#
                352028....................      6,437,704
 3,521,353    7.00%, 7/15/23, Pool#
                353131....................      3,528,889
 5,000,016    6.00%, 12/15/23, Pool#
                354710....................      4,801,216
 1,748,284    6.50%, 4/15/24, Pool#
                354790....................      1,720,748
 3,988,711    7.50%, 2/15/24, Pool#
                372801....................      4,056,559
 3,915,434    8.50%, 3/15/22, Pool#
                303790....................      4,075,888
 1,804,630    7.00%, 8/15/23, Pool#
                337540....................      1,808,564
                                             ------------
                                               27,458,318
                                             ------------
    Total Mortgage Pass Through                45,191,427
                                             ------------
MUNICIPAL BONDS (1.2%):
Washington (1.2%):
 3,000,000    Chelan County, Washington,
                6.96%, 6/1/04.............      3,108,750
                                             ------------
    Total Municipal Bonds                       3,108,750
                                             ------------
U.S. GOVERNMENT AGENCIES (6.1%):
Federal Farm Credit Banks:
 1,000,000    7.06%, 5/24/10..............      1,058,430
                                             ------------
Federal National Mortgage Association:
 1,000,000    7.05%, 11/12/02.............      1,044,150
 2,000,000    6.44%, 6/21/05..............      2,020,680
 2,000,000    6.54%, 10/3/05..............      2,033,920
 3,958,000    6.75%, 12/25/21.............      3,997,303
 2,695,498    8.00%, 3/1/23...............      2,778,007
 2,442,846    7.50%, 4/1/26...............      2,483,862
   427,728    7.50%, 5/1/26...............        434,871
                                             ------------
                                               14,792,793
                                             ------------
    Total U.S. Government Agencies             15,851,223
                                             ------------
U.S. TREASURY BILLS (4.6%):
 9,000,000    5.63%, 2/28/01..............      8,937,810
 3,000,000    6.75%, 6/25/15..............      3,014,670
                                             ------------
    Total U.S. Treasury Bills                $ 11,952,480
                                             ------------

PRINCIPAL               SECURITY                MARKET
  AMOUNT              DESCRIPTION               VALUE
----------    ----------------------------   ------------
U.S. TREASURY BONDS (15.5%):
$3,450,000    7.25%, 5/15/16..............   $  3,793,241
 5,000,000    9.13%, 5/15/18..............      6,578,250
 9,000,000    7.25%, 8/15/22..............      9,966,420
 6,000,000    7.13%, 2/15/23..............      6,563,640
13,800,000    6.25%, 8/15/23..............     13,598,934
                                             ------------
    Total U.S. Treasury Bonds                  40,500,485
                                             ------------
U.S. TREASURY NOTES (41.5%):
 9,500,000    5.13%, 11/30/98.............      9,436,159
 2,000,000    5.63%, 1/31/98..............      2,000,520
 8,500,000    6.50%, 4/30/99..............      8,610,585
 8,350,000    7.13%, 9/30/99..............      8,581,212
 6,500,000    7.50%, 10/31/99.............      6,734,520
 9,000,000    6.75%, 4/30/00..............      9,210,870
 9,000,000    6.13%, 7/31/00..............      9,074,520
 7,000,000    7.50%, 11/15/01.............      7,421,820
 8,100,000    7.50%, 5/15/02..............      8,638,002
 8,300,000    6.38%, 8/15/02..............      8,471,312
 8,000,000    6.25%, 2/15/03..............      8,121,520
 5,250,000    7.50%, 2/15/05..............      5,715,098
 4,000,000    6.88%, 5/15/06..............      4,219,400
11,000,000    7.25%, 5/15/16..............     12,094,390
                                             ------------
    Total U.S. Treasury Notes                 108,329,928
                                             ------------
    Total Investments, at value               253,318,687
                                             ------------
REPURCHASE AGREEMENTS (1.4%):
 3,779,993    Merrill Lynch, 5.78%*, Open
                Repurchase Agreement
                (Collateralized by
                4,145,000 U.S. Treasury
                Strip's, 11/15/98, market
                value -- 3,858,912).......      3,779,993
                                             ------------
    Total Repurchase Agreements                 3,779,993
                                             ------------
    Total (Cost--$251,511,305)(a)            $257,098,680
                                             ============

---------

Percentages indicated are based on net assets of $261,022,003.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.
(a) Represents cost for federal income tax purposes and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....   $6,156,827
               Unrealized depreciation....     (569,452)
                                             -----------
               Net unrealized
                 appreciation.............   $5,587,375
                                             ===========

                       See notes to financial statements.

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS (91.8%)
Advertising (0.5%):
    174,000    May & Speh Inc.(b).........   $  2,457,750
                                             ------------
Aircraft & Aircraft Parts (Aviation) (0.3%):
     80,200    Willis Lease Finance
                 Corp.(b).................      1,182,950
                                             ------------
Apparel (0.4%):
    125,700    Tarrant Apparel Group(b)...      2,011,200
                                             ------------
Automotive Parts (1.9%):
     82,200    Bonded Motors, Inc(b)......        678,150
    103,400    Edelbrock Corp.(b).........      2,029,225
    145,600    Excel Industries, Inc......      2,939,300
     77,847    Supreme Industries,
                 Inc.(b)..................        695,758
    115,300    Walbro Corp................      2,551,013
                                             ------------
                                                8,893,446
                                             ------------
Banks (2.3%):
    177,700    First Rep Bancorp,
                 Inc.(b)..................      4,309,225
    104,600    Onbank, Inc................      5,295,375
     68,030    UST Corp...................      1,488,156
                                             ------------
                                               11,092,756
                                             ------------
Beverages (0.8%):
     82,900    Suiza Foods Corp.(b).......      3,616,499
                                             ------------
Building Materials (2.2%):
     44,500    Centex Construction
                 Products.................      1,290,500
     25,100    Central Sprinkler
                 Corp.(b).................        508,275
    150,500    Dayton Superior Corp.(b)...      2,201,063
    223,100    Morgan Products Ltd.(b)....      1,561,700
     65,800    Simpson Manufacturing
                 Co.(b)...................      2,237,200
    117,800    Synthetic Industries(b)....      2,694,675
                                             ------------
                                               10,493,413
                                             ------------
Business Services (3.5%):
    136,700    Bell & Howell Holdings
                 Co.(b)...................      4,212,069
    430,100    Borg-Warner Security
                 Corp.(b).................      7,446,106
    147,400    Complete Management Inc....      2,201,788
     47,100    Leasing Solutions
                 Inc.(b)..................        877,238
     54,700    Proxima Corp.(b)...........        297,431
    242,300    Sapiens International......      1,393,225
                                             ------------
                                               16,427,857
                                             ------------
Chemicals -- Specialty (0.7%):
     34,000    Cambrex Corp...............      1,623,500
     90,900    Consep, Inc.(b)............        215,888
    149,400    CPAC, Inc..................      1,680,750
                                             ------------
                                                3,520,138
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Computers (0.0%):
     55,000    Plaintree Systems,
                 Inc.(b)..................   $    171,875
                                             ------------
Commercial Services (0.6%):
    108,600    Coinmach(b)................      2,253,450
    160,700    Intelidata Technologies
                 Corp.(b).................        743,237
                                             ------------
                                                2,996,687
                                             ------------
Computers & Peripherals (5.9%):
    590,175    Applied Magnetics Corp.....     19,033,144
    300,000    Concurrent Computer
                 Corp.(b).................        431,250
    222,700    Control Data Systems(b)....      4,495,756
     71,200    National Computer Systems,
                 Inc......................      1,958,000
    175,300    Planar Systems(b)..........      1,884,475
    542,700    Zycad Corp.(b).............        271,350
                                             ------------
                                               28,073,975
                                             ------------
Construction (0.4%):
     75,100    Continental Homes Holding
                 Corp.....................      1,708,525
                                             ------------
Consumer Goods (0.3%):
     94,200    A.T. Cross Co..............        836,025
     55,800    Marks Brothers
                 Jewelers(b)..............        718,425
                                             ------------
                                                1,554,450
                                             ------------
Consumer Services (0.8%):
     92,500    Matthews International
                 Corp., Class-A...........      3,711,562
                                             ------------
Containers -- Metal, Glass, Paper, Plastic (0.5%):
    100,200    Brockway Standard(b).......      2,473,687
                                             ------------
Drug Stores (1.2%):
    573,600    Drug Emporium, Inc.(b).....      2,617,050
    153,450    Genovese Drug Stores,
                 Inc......................      2,992,275
                                             ------------
                                                5,609,325
                                             ------------
Educational Services (0.3%):
    210,200    Tro Learning, Inc.(b)......      1,537,088
                                             ------------
Electric Component (0.4%):
     80,700    TNP Enterprises, Inc.......      1,977,150
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Electrical Equipment (4.3%):
    145,000    AFC Cable Systems, Inc.....   $  4,150,625
     49,800    Exide Electronics Group,
                 Inc.(b)..................      1,182,750
    403,525    Magnetek(b)................      8,247,042
    185,100    Pioneer-Standard
                 Electronics, Inc.........      2,614,538
     46,200    Scotsman Industries,
                 Inc......................      1,253,175
     90,900    Thomas Industries, Inc.....      2,692,913
                                             ------------
                                               20,141,043
                                             ------------
Electrical Utility (0.3%):
    245,300    El Paso Electric Co.(b)....      1,594,450
                                             ------------
Electronic Computing (0.6%):
     76,100    Continental Circuits
                 Corp.(b).................      1,407,850
     90,300    Praegitzer Industries,
                 Inc.(b)..................      1,348,856
                                             ------------
                                                2,756,706
                                             ------------
Electronics (0.1%):
     67,600    California Micro Devices
                 Corp.(b).................        464,750
                                             ------------
Electronics -- Defense Related (0.5%):
    129,000    FEI Co.(b).................      2,354,250
                                             ------------
Electronic & Electrical -- General (0.3%):
     85,300    IEC Electronics Corp(b)....      1,279,500
     31,400    Mentor Graphics Corp.(b)...        333,625
                                             ------------
                                                1,613,125
                                             ------------
Energy (0.6%):
    127,200    Trigen Energy Corp.........      2,846,100
                                             ------------
Engineering, Industrial Construction (0.2%):
    134,400    Guy F. Atkinson Co.,
                 California(b)............        991,200
                                             ------------
Entertainment (0.1%):
    143,900    Moovies, Inc.(b)...........        530,631
                                             ------------
Environmental Control (3.2%):
  1,347,300    Air & Water Technologies,
                 Class A(b)...............      4,210,313
    681,600    Catalytica, Inc.(b)........     10,309,200
    323,900    Envirosource, Inc.(b)......        627,556
                                             ------------
                                               15,147,069
                                             ------------
  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Financial Services (2.7%):
     93,100    Aames Financial Corp.......   $  1,995,831
     90,200    Dignity Partners,
                 Inc.(b)..................        298,788
     44,200    Medallion Financial
                 Corp.....................        834,275
    196,100    Payment Services,
                 Inc.(b)..................      3,211,138
    204,000    Rockford Industries,
                 Inc(b)...................      1,989,000
    224,000    WFS Financial, Inc.(b).....      4,564,000
                                             ------------
                                               12,893,032
                                             ------------
Food Distributors & Wholesalers (1.0%):
     95,500    Performance Food Group,
                 Inc.(b)..................      2,292,000
     94,300    Rykoff Sexton, Inc.........      2,339,819
                                             ------------
                                                4,631,819
                                             ------------
Furniture (0.6%):
    114,700    Stanley Furniture Co.,
                 Inc(b)...................      3,039,550
                                             ------------
Garden Products (0.1%):
     23,800    Acorn Products Inc.(b).....        321,300
                                             ------------
Health Care (0.1%):
    167,300    Unison Healthcare
                 Corp.(b).................        365,969
                                             ------------
Heavy Machinery -- Industrial, Farm, Construction (0.6%):
    179,300    Park-Ohio Industries,
                 Inc.(b)..................      2,700,706
                                             ------------
Household Goods -- Appliances, Furnishings, Electric
  (1.4%):
     97,800    Libbey, Inc................      3,643,050
    132,500    Quaker Fabric Corp.(b).....      2,782,500
                                             ------------
                                                6,425,550
                                             ------------
Insurance -- Life (0.7%):
     80,000    Amvestors Financial
                 Corp.....................      1,800,000
     40,000    Conseco, Inc...............      1,630,000
                                             ------------
                                                3,430,000
                                             ------------
Insurance -- Property, Casualty, Health & Other (11.4%):
     83,800    Acmat Corp.(b).............      1,319,850
    139,300    American Eagle Group,
                 Inc.(b)..................         78,356
     88,200    Chandler Insurance Company,
                 Ltd.(b)..................        363,825
    143,575    Delphi Financial
                 Group(b).................      5,491,744
    158,700    Enhance Financial Services
                 Group, Inc...............      7,935,000

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Insurance -- Property, Casualty, Health & Other,
  Continued:
     63,900    Farm Family Holdings,
                 Inc.(b)..................   $  1,928,981
    288,310    Fremont General Corp.......     12,325,253
    162,700    John Alden Financial
                 Corp.....................      3,518,388
    125,000    Lasalle Re Holdings,
                 Ltd......................      4,171,875
    105,024    Orion Capital Corp.........      4,391,316
    159,750    Penn Treaty American
                 Corp.(b).................      5,331,656
     92,500    Philadelphia Consolidated
                 Holding Corp.(b).........      3,630,625
     58,900    Scpie Holdings, Inc........      1,553,488
     36,400    Symons International Group,
                 Inc.(b)..................        682,500
    103,400    Westbridge Capital
                 Corp.(b).................        956,450
                                             ------------
                                               53,679,307
                                             ------------
Leisure -- Recreation, Gaming (0.9%):
    100,600    Cannondale Corp.(b)........      1,785,650
    622,700    Topps, Inc.(b).............      2,296,206
                                             ------------
                                                4,081,856
                                             ------------
Machine Tools (0.4%):
    174,100    Bridgeport Machines,
                 Inc.(b)..................      2,067,438
                                             ------------
Medical Services (0.6%):
    233,600    Diagnostic Health Services,
                 Inc.(b)..................      2,598,800
                                             ------------
Medical Supplies (1.7%):
    294,100    Cholestech Corp.(b)........      1,746,219
    321,300    Polymedica Industries(b)...      2,931,863
    158,900    Space Labs Medical,
                 Inc.(b)..................      3,495,800
                                             ------------
                                                8,173,882
                                             ------------
Metals -- Fabrication (0.3%):
    249,500    Foster L.B. Co.(b).........      1,216,312
                                             ------------
Miscellaneous Manufacturing (0.7%):
     83,700    Bacou USA, Inc.(b).........      1,370,588
     29,100    Tredegar Industries,
                 Inc......................      1,811,475
                                             ------------
                                                3,182,063
                                             ------------
Office Equipment & Supplies (0.5%):
     81,000    Kentek Information
                 Systems..................        708,750
    121,000    Shelby Williams Industries,
                 Inc......................      1,860,375
                                             ------------
                                                2,569,125
                                             ------------
  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Oil & Gas Exploration, Production, & Services (2.0%):
    405,400    Abacan Resource Corp.(b)...   $  1,545,587
    106,000    Cairn Energy USA,
                 Inc.(b)..................      1,152,750
    256,360    Forest Oil Corp(b).........      3,685,175
    119,400    Hugoton Energy Corp.(b)....      1,492,500
    160,600    Titan Exploration(b).......      1,545,775
                                             ------------
                                                9,421,787
                                             ------------
Paper & Related Products (0.3%):
     54,750    Fibermark, Inc.(b).........      1,214,766
                                             ------------
Pharmaceuticals (0.5%):
    222,000    Roberts Pharmaceutical
                 Corp.(b).................      2,220,000
                                             ------------
Pipes -- Lines (0.1%):
     37,500    Midcoast Energy Resources
                 Inc.(b)..................        679,687
                                             ------------
Pollution Control Services & Equipment (0.4%):
    175,900    Heidemij N.V...............      1,671,050
                                             ------------
Precision Instruments & Related (3.7%):
    329,000    Brown & Sharp Mfg., Class
                 A(b).....................      4,359,250
    136,200    General Scanning,
                 Inc.(b)..................      2,451,600
    284,700    Moog, Inc., Class A(b).....      9,110,400
    129,300    Unit Instruments,
                 Inc.(b)..................      1,664,737
                                             ------------
                                               17,585,987
                                             ------------
Printing (0.5%):
     57,800    Devon Group, Inc.(b).......      2,326,450
                                             ------------
Real Estate Investment Trusts (3.6%):
     68,200    Chelsea GCA Realty, Inc....      2,689,637
     91,500    Highwood Properties,
                 Inc......................      3,053,812
    104,100    Lexington Corp.
                 Properties...............      1,535,475
    125,900    Omega Healthcare Investors,
                 Inc......................      4,123,225
     60,500    RFS Hotel Investors,
                 Inc......................      1,104,125
     95,100    Shurgard Storage Centers,
                 Inc......................      2,692,519
     62,600    Walden Residential
                 Properties, Inc..........      1,494,575
     32,500    Winston Hotels, Inc........        446,875
                                             ------------
                                               17,140,243
                                             ------------
Restaurants (0.8%):
    252,000    Apple South, Inc...........      4,000,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Retail -- Specialty Stores (2.1%):
     46,500    The Finish Line, Class A...   $    627,750
    132,800    Finlay Enterprises,
                 Inc.(b)..................      2,224,400
    117,100    Friedman's, Inc.(b)........      1,800,412
     80,300    Piercing Pagoda, Inc.(b)...      2,328,700
     96,100    Regis Corp.................      2,378,475
    154,100    Sound Advice, Inc.(b)......        288,937
    235,300    Strouds, Inc.(b)...........        455,894
                                             ------------
                                               10,104,568
                                             ------------
Savings & Loan Companies (3.0%):
     35,300    Astoria Financial Corp.....      1,703,225
     69,400    Eagle Financial Corp.(b)...      2,342,250
    214,400    T R Financial Corp.........      5,815,600
     83,900    Webster Financial Corp.....      4,268,412
                                             ------------
                                               14,129,487
                                             ------------
Shoes, Leather Goods, Clothing Accessories (0.4%):
     94,000    Deckers Outdoor Corp(b)....        658,000
     74,200    K-Swiss, Inc., Class-A.....      1,363,425
                                             ------------
                                                2,021,425
                                             ------------
Software & Computer Services (6.9%):
    351,300    American Software,
                 Inc.(b)..................      2,986,050
    121,805    Banctec, Inc.(b)...........      2,976,610
    448,800    Borland International(b)...      3,702,600
    134,500    Cimatron, Ltd.(b)..........        672,500
    168,100    Consilium, Inc.(b).........        672,400
    273,200    Dataflex Corp.(b)..........        887,900
    279,000    Fourth Shift Corp.(b)......      1,220,625
    186,400    GSE Systems, Inc.(b).......        932,000
    130,400    Government Technology
                 Services(b)..............        676,450
     68,700    Kronos, Inc.(b)............      1,683,150
    200,700    Learmonth & Burchett
                 Management Systems(b)....        903,150
    232,100    Micrografx, Inc.(b)........      1,711,737
    251,400    Nimbus CD International,
                 Inc.(b)..................      3,173,925
    211,050    Pomeroy Computer
                 Resources(b).............      6,753,600

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Software & Computer Services, Continued:
    439,900    Triple(b)..................   $    989,775
     76,700    Truevision, Inc.(b)........        162,987
     73,600    Visual Technology Number
                 Nine(b)..................        276,000
    126,700    Wonderware Corp.(b)........      2,035,119
                                             ------------
                                               32,416,578
                                             ------------
Steel (1.5%):
     52,300    Commercial Metals Co.......      1,660,525
    105,200    Kentucky Electric Steel,
                 Inc.(b)..................        631,200
    195,700    Northwest Pipe Co.(b)......      4,158,625
    555,700    Republic Engineered Steels,
                 Inc.(b)..................        764,087
                                             ------------
                                                7,214,437
                                             ------------
Technology (0.5%):
    192,500    MacNeal-Schwendler Corp....      2,141,562
                                             ------------
Telecommunications (1.7%):
    222,300    Comdial Corp.(b)...........      1,806,187
    287,400    Olicom(b)..................      6,322,800
                                             ------------
                                                8,128,987
                                             ------------
Telecommunication Equipment (0.4%):
     62,000    Superior Telecom,
                 Inc.(b)..................      1,867,750
                                             ------------
Textile Manufacturing (0.2%):
     53,800    Hampshire Group, Ltd.(b)...        833,900
                                             ------------
Toys & Bicycles -- Manufacturing (0.4%):
    121,900    Huffy Corp.................      1,798,025
                                             ------------
Transport Services (1.7%):
    251,100    Budget Group, Inc.(b)......      7,846,875
                                             ------------
Transportation-Air (0.3%):
    143,200    World Airways, Inc.(b).....      1,217,200
                                             ------------
Transportation -- Marine (0.2%):
    101,200    Anangel American
                 Shipholdings.............      1,012,000
                                             ------------
Utilities -- Electric (3.4%):
    954,820    Tuscon Electric Power
                 Co.(b)...................     15,993,235
                                             ------------

                                   Continued

QUALIVEST FUNDS
SMALL COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED:
Video Tape Rental Services (0.3%):
    266,800    Video Update, Inc.(b)......   $    967,150
     96,400    West Coast
                 Entertainment(b).........        337,400
                                             ------------
                                                1,304,550
                                             ------------
    Total Common Stocks                       433,617,415
                                             ------------
CONVERTIBLE BONDS (0.9%):
Drug Stores (0.1%):
    740,000    Drug Emporium, Inc., 7.75%,
                 10/1/14..................        677,100
                                             ------------
Electrical Equipment (0.1%):
    266,000    Magnetek, Inc., 8.00%,
                 9/15/01..................        353,780
                                             ------------
Environmental Control (0.2%):
  1,059,000    Air & Water Technology,
                 8.00%, 5/15/15...........        867,056
                                             ------------
Real Estate Investment Trust (0.1%):
    382,000    Maxxim Medical, 6.75%,
                 3/1/03...................        424,020
                                             ------------
Software & Computer Services (0.4%):
  1,695,000    Recognition International,
                 7.25%, 4/15/11...........      1,733,137
                                             ------------
    Total Convertible Bonds                     4,055,093
                                             ------------
CORPORATE BONDS (1.5%):
Aerospace (0.7%):
  1,910,000    Titan Corp., 8.25%,
                 11/1/03..................      3,094,200
                                             ------------
Financial Services (0.1%):
    390,000    Aames Financial Corp.,
                 5.50%, 3/15/06...........        478,237
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (0.7%):
  1,120,000    Complete Management, Inc.,
                 8.0%, 8/15/03............   $  1,274,000
    590,000    Complete Management, Inc.,
                 8.0%, 12/15/03...........        604,750
    445,000    Leasing Solutions Inc.,
                 6.87%, 10/1/03...........        390,488
  1,000,000    MacNeal-Schwendler, 7.88%,
                 8/18/04..................      1,035,000
                                             ------------
                                                3,304,238
                                             ------------
    Total Corporate Bonds                       6,876,675
                                             ------------
WARRANTS (0.4%):
Transportation -- Marine (0.4%):
    318,600    Nordic American Tanker
                 Shipping Warrants(b)
                 Expires 9-30-97..........      1,672,650
                                             ------------
Retail -- Specialty Store (0.0%):
        505    Sound Advice Warrant
                 Warrant Expires 6/14/99                0
                                             ------------
    Total Warrants                              1,672,650
                                             ------------
    Total Investments, at value               446,221,833
                                             ------------
REPURCHASE AGREEMENTS (5.5%):
 25,961,506    Merrill Lynch, 5.78%*, Open
                 Repurchase Agreement,
                 (Collateralized by
                 28,391,000 U.S. Treasury
                 Strip's,
                 8/15/98-11/15/98, market
                 value -- $26,480,811)....     25,961,506
                                             ------------
    Total Repurchase Agreements                25,961,506
                                             ------------
    Total (Cost--$340,817,882)(a)            $472,183,339
                                             ============

---------
Percentages indicated are based on net assets of $472,416,707.

 * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $49,359. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...  $157,509,523
               Unrealized depreciation...   (26,193,425)
                                            -----------
               Net unrealized
                 appreciation............  $131,316,098
                                            ===========

(b) Non-income producing security.
                       See notes to financial statements.

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS (88.5%):
Agriculture & Livestock (0.4%):
     50,000    Hudson Foods Inc...........   $    806,250
                                             ------------
Automobiles (2.5%):
     89,570    Ford Motor Co..............      3,661,174
     19,600    General Motors.............      1,212,750
                                             ------------
                                                4,873,924
                                             ------------
Automotive Parts (0.5%):
     29,200    A.O. Smith Corp............      1,045,725
                                             ------------
Banks (5.0%):
     20,200    Citicorp...................      2,742,150
     39,000    Corestates Financial
                 Corp.....................      2,405,812
     10,400    First Union Corp.(N.C.)....      1,054,950
     41,400    Mellon Bank Corp...........      2,088,113
     20,000    Nationsbank Corp...........      1,423,750
                                             ------------
                                                9,714,775
                                             ------------
Beverages (0.5%):
     95,300    Cott Corp..................        953,000
                                             ------------
Brokerage Firms & Security Dealers (0.6%):
     30,357    Bear Stearns Cos., Inc.....      1,238,945
                                             ------------
Building Materials (1.4%):
     51,600    Congoleum Corp., Class
                 A(b).....................        574,050
     29,900    Johns Manville Corp........        362,537
     53,000    Martin Marietta
                 Materials................      1,831,813
                                             ------------
                                                2,768,400
                                             ------------
Chemicals (3.4%):
     47,400    Dexter Corp................      1,887,112
     56,400    Ecolab Inc.................      2,633,175
      9,100    E.I. du Pont de Nemours
                 Co.......................        609,131
     23,100    Ferro Corp.................        856,144
      7,800    MallincKrodt, Inc..........        273,000
     11,300    Wellman, Inc...............        257,075
                                             ------------
                                                6,515,637
                                             ------------
Computers & Peripherals (3.4%):
     27,200    Digital Equipment
                 Corp.(b).................      1,120,300
     51,678    IBM Corp...................      5,464,949
                                             ------------
                                                6,585,249
                                             ------------
Computer Software & Services (0.7%):
     29,300    Electronic Data Services...      1,267,225
                                             ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Construction (0.1%):
     10,600    Continental Homes Holding
                 Corp.....................   $    241,150
                                             ------------
Consumer Goods (0.7%):
     38,100    American Greetings Corp....      1,276,350
                                             ------------
Diversified -- Conglomerates, Holding
  Companies (0.5%):
     20,000    Tenneco, Inc...............        932,500
                                             ------------
Electronic & Electrical -- General (2.4%):
     31,600    Thomas & Betts Corp........      1,805,150
     56,700    Wyle Electronics...........      2,831,456
                                             ------------
                                                4,636,606
                                             ------------
Energy (0.5%):
     39,000    Union Pacific Resources
                 Group....................        962,812
                                             ------------
Engineering, Industrial Construction (0.2%):
     21,600    E G & G, Inc...............        442,800
                                             ------------
Entertainment (0.7%):
     20,700    ITT Corp.(b)...............      1,323,506
                                             ------------
Financial Services (5.9%):
    110,000    Advanta Corp., Class A.....      3,973,750
     16,000    Beneficial Corp............      1,160,000
     43,000    Fannie Mae.................      2,034,438
      4,753    TransAmerica Corp..........        479,459
     52,966    Travelers, Inc.............      3,810,237
                                             ------------
                                               11,457,884
                                             ------------
Food Distributors (0.1%):
      5,900    Sysco Corp.................        220,144
                                             ------------
Food Processing & Packaging (0.5%):
     26,500    Universal Food Corp........      1,007,000
                                             ------------
Forest Products (4.1%):
    140,900    Boise Cascade Corp.........      5,222,106
     17,500    Chesapeake Corp............        590,625
     10,800    International Paper Co.....        604,800
     33,950    Rayonier, Inc..............      1,585,041
                                             ------------
                                                8,002,572
                                             ------------
Furniture (0.8%):
     72,200    Furniture Brands
                 International, Inc.(b)...      1,484,613
                                             ------------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Industrial Services (0.7%):
     32,800    Millipore Corp.............   $  1,449,350
                                             ------------
Insurance -- Life (0.4%):
     17,206    Conseco Inc................        701,144
                                             ------------
Insurance (0.8%):
     26,900    Mid-Ocean Ltd..............      1,627,450
                                             ------------
Machine Tools (1.8%):
    122,400    Cincinnati Milacron,
                 Inc......................      3,427,200
                                             ------------
Manufacturing-Capital Goods (5.9%):
    100,200    Albany International Corp.,
                 Class A..................      2,567,625
     95,800    Greenbrier Companies Inc...      1,215,463
    121,200    Kennametal, Inc............      5,840,325
     68,900    Pall Corp..................      1,731,112
                                             ------------
                                               11,354,525
                                             ------------
Medical Services (6.7%):
     65,000    Columbia/HCA Healthcare
                 Corp.....................      2,096,250
    119,500    Foundation Health
                 Systems -- A (b).........      3,868,813
    243,000    Sun Healthcare Group,
                 Inc.(b)..................      5,148,562
     60,000    Tenet Healthcare
                 Corp.(b).................      1,796,250
                                             ------------
                                               12,909,875
                                             ------------
Metals (0.7%):
     29,894    Cleveland Cliffs...........      1,300,389
                                             ------------
Mobile Homes & Manufactured Housing (2.0%):
    116,900    Fleetwood Enterprises,
                 Inc......................      3,791,944
                                             ------------
Office Equipment & Supplies (0.5%):
     48,000    Moore & Associates Ltd.....      1,041,000
                                             ------------
Oil & Gas Exploration, Production, Services (4.7%):
     27,000    Ashland, Inc...............      1,434,375
     97,000    Global Marine(b)...........      2,776,625
     65,000    Newfield Exploration
                 Co.(b)...................      1,560,000
     75,000    Reading & Bates Corp.(b)...      2,493,750
     43,000    Union Texas Petroleum
                 Holdings, Inc............        894,938
                                             ------------
                                                9,159,688
                                             ------------
Oil -- Integrated Companies (2.1%):
     20,000    Atlantic Richfield Co......      1,496,250
     53,800    Occidental Petroleum
                 Corp.....................      1,348,362
     30,011    UNOCAL Corp................      1,200,440
                                             ------------
                                                4,045,052
                                             ------------
  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Oilfield Equipment & Services (0.3%):
     16,000    McDermott International,
                 Inc......................   $    489,000
                                             ------------
Pharmaceuticals (3.4%):
     67,733    Astra AB...................      1,236,127
     53,600    Pharmacia & Upjohn, Inc....      2,023,400
     60,000    Schering-Plough............      3,273,750
                                             ------------
                                                6,533,277
                                             ------------
Photography (0.7%):
     20,000    Eastman Kodak Co...........      1,340,000
                                             ------------
Pollution Control Services & Equipment (0.4%):
     20,000    Browning-Ferris Industries,
                 Inc......................        740,000
                                             ------------
Publishing, Except Newspaper (0.1%):
      7,000    Reader's Digest
                 Assoc.,Class B...........        169,750
                                             ------------
Railroad & Railroad Holding Companies (1.3%):
     40,500    CSX Corp...................      2,500,875
                                             ------------
Real Estate (0.6%):
     33,700    Lennar Corp................      1,255,325
                                             ------------
Real Estate Investment Trusts (0.7%):
     35,300    Meditrust Shares Beneficial
                 Interest.................      1,412,000
                                             ------------
Restaurants (0.9%):
     72,000    Wendy's International......      1,759,500
                                             ------------
Retail (2.4%):
     42,000    Dillard Department Stores,
                 Inc., Class A............      1,588,125
     13,400    May Department Stores......        748,725
     46,000    Rite Aid Corp..............      2,389,125
                                             ------------
                                                4,725,975
                                             ------------
Retail -- Department Stores (1.8%):
     48,000    Federated Department
                 Stores(b)................      2,103,000
     23,000    J. C. Penney Company,
                 Inc......................      1,345,500
                                             ------------
                                                3,448,500
                                             ------------

                                   Continued

QUALIVEST FUNDS
LARGE COMPANIES VALUE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Retail -- Specialty Stores (4.0%):
     93,000    BJ's Wholesale Club,
                 Inc.(b)..................   $  2,755,125
     93,000    Homebase Inc.(b)...........        813,750
    134,000    Intimate Brands Inc........      3,090,375
     44,386    The Limited, Inc...........        990,363
                                             ------------
                                                7,649,613
                                             ------------
Semiconductors (2.0%):
     30,400    Advanced Micro Devices,
                 Inc.(b)..................      1,065,900
     72,500    National Semiconductor
                 Corp.(b).................      2,283,750
      4,968    Texas Instruments, Inc.....        571,320
                                             ------------
                                                3,920,970
                                             ------------
Services (Non-Financial) (0.4%):
     20,000    Loewen Group Inc...........        700,000
                                             ------------
Software & Computer Services (0.2%):
     43,300    Intergraph Corp.(b)........        416,763
                                             ------------
Textile Manufacturing (0.1%):
      5,300    Springs Industries, Inc....        256,387
                                             ------------
Tobacco & Tobacco Products (1.7%):
     65,000    Philip Morris Cos., Inc....      2,933,125
     11,340    RJR Nabisco Holdings
                 Corp.....................        372,094
                                             ------------
                                                3,305,219
                                             ------------
Tools & Hardware Manufacturing (0.7%):
     30,700    Black & Decker Corp........      1,293,237
                                             ------------
Utilities -- Electric (1.9%):
     55,000    Houston Industries, Inc....      1,151,563
     29,900    Minnesota Power & Light....        982,962
     63,300    Peco Energy Company........      1,487,550
                                             ------------
                                                3,622,075
                                             ------------
  SHARES
    OR
 PRINCIPAL              SECURITY                MARKET
  AMOUNT               DESCRIPTION              VALUE
-----------    ---------------------------   ------------
COMMON STOCKS, CONTINUED
Utilities -- Telecommunications (3.7%):
     55,900    A T & T Corp...............   $  2,057,819
     57,000    SBC Communications, Inc....      3,373,688
     35,000    Sprint Corp................      1,732,500
                                             ------------
                                                7,164,007
                                             ------------
    Total Common Stocks                       171,267,157
                                             ------------
WARRANTS (0.0%):
Retail -- Specialty Store (0.0%):
      2,617    Sound Advice Warrants
                 Warrant Expires
                 6-14-99..................              0
                                             ------------
REPURCHASE AGREEMENTS (11.1%):
$21,425,250    Merrill Lynch, 5.78%*, Open
                 Repurchase Agreement,
                 (Collateralized by
                 23,475,000 U.S. Treasury
                 Strip's, 11/15/98, market
                 value -- $21,854,755)....     21,425,250
                                             ------------
    Total Repurchase Agreements                21,425,250
                                             ------------
    Total (Cost -- $140,431,352)(a)          $192,692,407
                                             ------------

---------

Percentages indicated are based on net assets of $193,317,487.

 *   Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.
(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of
     $124,135. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation.......   $53,785,930
               Unrealized depreciation.......    (1,649,010)
                                                -----------
               Net unrealized appreciation...   $52,136,920
                                                 ==========

(b) Non-income producing security.

                       See notes to financial statements.

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS (97.4%):
                                      Advertising (0.1%):
     6,000    Interpublic Group Cos.,
                Inc.......................   $    268,500
                                             ------------
Aerospace/Defense (1.7%):
    47,200    Boeing Co...................      2,775,950
     1,700    Lockheed Martin Corp........        181,050
    12,000    McDonnell Douglas Corp......        918,000
     1,500    Northrop Grumman Corp.......        172,687
    20,400    Textron, Inc................      1,429,275
     8,800    TRW, Inc....................        514,800
                                             ------------
                                                5,991,762
                                             ------------
Agriculture & Livestock (0.1%):
     5,800    Pioneer Hi-Bred
                International, Inc........        429,200
                                             ------------
Aircraft & Aircraft Parts (Aviation) (1.0%):
     9,600    AlliedSignal, Inc...........        885,600
       100    General Dynamics Corp.......          8,850
    32,000    United Technologies Corp....      2,706,000
                                             ------------
                                                3,600,450
                                             ------------
Air Freight (0.1%):
     5,500    Federal Express Corp.(b)....        355,094
                                             ------------
Airlines (0.3%):
     1,300    AMR Corp.(b)................        139,831
     6,400    Delta Air Lines, Inc........        568,800
       100    Southwest Airlines Co.......          2,919
     8,000    US Airways Group, Inc.(b)...        306,500
                                             ------------
                                                1,018,050
                                             ------------
Aluminum (0.1%):
       100    Alcan Aluminum Ltd..........          3,919
     4,100    Aluminum Co. of America.....        362,850
       100    Reynolds Metals Co..........          7,800
                                             ------------
                                                  374,569
                                             ------------
Apparel (0.1%):
     5,100    Liz Claiborne, Inc..........        244,162
                                             ------------
Automobiles/Trucks (1.8%):
    48,800    Chrysler Corp...............      1,811,700
     4,400    Echlin, Inc.................        163,075
    65,600    Ford Motor Co...............      2,681,400
    21,000    General Motors Corp.........      1,299,375
       100    Navistar International
                Corp.(b)..................          2,063
    11,200    PACCAR, Inc.................        555,800
                                             ------------
                                                6,513,413
                                             ------------

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Automotive Parts (0.3%):
     3,955    Autoliv, Inc................   $    137,683
       100    AutoZone, Inc.(b)...........          2,863
     6,900    Dana Corp...................        313,519
     5,400    Eaton Corp..................        487,688
       100    Genuine Parts Co............          3,262
                                             ------------
                                                  945,015
                                             ------------
Banks (1.7%):
    10,800    Bank of Boston Corp.........        917,325
    43,000    BankAmerica Corp............      3,246,500
    12,800    First Union Corp............      1,298,400
     7,000    KeyCorp.....................        435,312
                                             ------------
                                                5,897,537
                                             ------------
Banks -- Money Centers (5.1%):
    27,400    Bank of New York Co.,
                Inc.......................      1,330,612
     5,700    Bankers Trust New York......        576,769
    13,800    Barnett Banks, Inc..........        785,737
    49,800    Chase Manhattan Corp........      5,655,412
    15,800    Citicorp....................      2,144,850
       100    Corestates Financial
                Corp......................          6,169
    12,700    First Chicago NDB Corp......        963,612
     4,100    Golden West Financial Corp.,
                Delaware..................        344,912
    10,800    J.P. Morgan & Co., Inc......      1,251,450
    23,400    MBNA Corp...................      1,053,000
     2,400    National City Corp..........        142,800
    16,800    NationsBank Corp............      1,195,950
    12,000    Norwest Corp................        756,750
       100    PNC Financial Corp..........          4,575
     4,000    Republic New York Corp......        462,000
    15,800    SunTrust Banks, Inc.........      1,014,162
     8,820    Washington Mutual, Inc......        609,682
                                             ------------
                                               18,298,442
                                             ------------
Banks -- Outside Money Center (0.9%):
    23,100    Banc One Corp...............      1,296,488
     7,050    Fifth Third Bancorp.........        445,472
     6,400    First Bank Systems, Inc.....        569,600
     2,500    Fleet Financial Group,
                Inc.......................        169,687
     7,400    Mellon Bank Corp............        373,237
     7,200    U.S. Bancorp................        480,600
       100    Wachovia Corp...............          6,450
       100    Wells Fargo & Co............         27,494
                                             ------------
                                                3,369,028
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Beverages (2.9%):
    15,100    Anheuser-Busch Cos., Inc....   $    648,356
     4,900    Brown-Forman Corp., Class
                B.........................        238,875
   117,700    Coca-Cola Co................      8,150,725
     2,700    Coors Adolph Co., Class B...         84,966
    29,500    PepsiCo, Inc................      1,130,219
       100    Seagram Co., Ltd............          3,831
                                             ------------
                                               10,256,972
                                             ------------
Brokerage Firms & Security Dealers (0.7%):
     8,400    Charles Schwab Corp.........        393,225
    24,000    Merrill Lynch & Co., Inc....      1,690,500
     7,800    Salomon, Inc................        494,812
                                             ------------
                                                2,578,537
                                             ------------
Building Materials (0.1%):
       100    Masco Corp..................          4,688
     3,700    Owens Corning...............        155,631
                                             ------------
                                                  160,319
                                             ------------
Chemicals -- General (3.0%):
     7,900    Air Products & Chemicals,
                Inc.......................        696,681
    17,100    Dow Chemical Co.............      1,624,500
    52,400    E.I. Du Pont De Nemours
                Co........................      3,507,525
     2,600    FMC Corp.(b)................        222,950
     7,300    Hercules, Inc...............        387,813
    41,600    Monsanto Co.................      2,072,200
    11,600    Morton International,
                Inc.......................        387,875
     4,800    Nalco Chemical Co...........        195,900
    11,500    Praxair, Inc................        633,937
     9,000    Rohm & Haas Co..............        882,000
     2,700    Sigma Aldrich Corp..........         93,488
       100    W.R. Grace & Co.............          6,150
                                             ------------
                                               10,711,019
                                             ------------
Chemicals -- Specialty (0.7%):
    14,200    Avery Dennison Corp.........        626,575
     5,400    Eastman Chemical Co.........        326,700
     4,700    Ecolab, Inc.................        219,431
    10,000    Engelhard Corp..............        215,000
     4,200    Great Lakes Chemical
                Corp......................        210,263
    13,400    PPG Industries, Inc.........        857,600
       100    Union Carbide Corp..........          5,537
                                             ------------
                                                2,461,106
                                             ------------

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Coal (0.0%):
       600    Nacco Industries, Inc.,
                Class A...................   $     41,625
                                             ------------
Computers (1.0%):
    27,800    Dell Computer Corp.(b)......      2,376,900
    30,200    Seagate Technology,
                Inc.(b)...................      1,240,088
       600    3Com Corp.(b)...............         32,812
                                             ------------
                                                3,649,800
                                             ------------
Computers & Peripherals (2.9%):
       100    Amdahl Corp.(b).............          1,181
       100    Apple Computer, Inc.(b).....          1,750
     6,700    Cabletron Systems,
                Inc.(b)...................        226,963
     5,100    Ceridian Corp.(b)...........        223,125
       100    Cisco Systems, Inc.(b)......          7,956
     5,600    Data General Corp.(b).......        169,050
       100    Digital Equipment
                Corp.(b)..................          4,119
     5,300    EMC Corp.(b)................        267,650
    48,900    Hewlett Packard Co..........      3,426,056
    56,200    I.B.M. Corp.................      5,943,150
       100    Silicon Graphics, Inc.(b)...          2,500
       100    Tandem Computers, Inc.(b)...          2,937
       100    Unisys Corp.(b).............            963
                                             ------------
                                               10,277,400
                                             ------------
Construction (0.1%):
     2,200    Centex Corp.................        122,650
     2,900    Foster Wheeler Corp.........        128,687
       100    Pulte Corp..................          4,081
                                             ------------
                                                  255,418
                                             ------------
Consumer Credit (0.6%):
    40,670    Morgan Stanley, Dean Witter,
                Discover & Co.............      2,127,549
                                             ------------
Consumer Goods (0.1%):
     5,200    American Greetings Corp.....        174,200
     2,700    Jostens, Inc................         69,694
                                             ------------
                                                  243,894
                                             ------------
Consumer Services (0.1%):
     7,200    CUC International,
                Inc.(b)...................        177,300
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Container -- Metal, Glass, Paper, Plastic (0.4%):
       100    Ball Corp...................   $      2,975
     7,400    Bemis Co., Inc..............        339,938
     7,400    Crown Cork & Seal, Inc......        374,162
    11,000    Newell Co...................        461,313
    10,300    Rubbermaid, Inc.............        268,444
       100    Stone Container Corp........          1,662
                                             ------------
                                                1,448,494
                                             ------------
Cosmetics & Related (1.1%):
       200    Alberto Culver Co., Class
                B.........................          5,613
     9,500    Avon Products, Inc..........        689,344
    29,200    Gillette Co.................      2,890,800
     7,700    International Flavors &
                Fragrances, Inc...........        408,581
                                             ------------
                                                3,994,338
                                             ------------
Developers -- Real Estate (0.2%):
    28,000    Entergy Corp................        764,750
       100    Kaufman & Broad Home
                Corp......................          2,138
                                             ------------
                                                  766,888
                                             ------------
Diversified -- Conglomerates (0.8%):
     3,800    Aeroquip-Vickers, Inc.......        208,288
     8,700    Cognizant Corp..............        370,838
    24,200    Corning Glass Works.........      1,495,862
    14,800    Micron Technology, Inc......        720,575
       100    Minnesota Mining &
                Manufacturing Co..........          9,475
       100    National Service Industries,
                Inc.......................          4,931
       100    Tenneco, Inc................          4,663
     7,100    Whitman Corp................        179,275
                                             ------------
                                                2,993,907
                                             ------------
Electrical Equipment (3.3%):
    31,700    Emerson Electric Co.........      1,870,300
   122,000    General Electric Co.........      8,562,875
     9,100    Honeywell, Inc..............        679,656
     3,000    Thomas & Betts Corp.........        171,375
     3,800    WW Grainger, Inc............        364,800
       100    Westinghouse Electric
                Corp......................          2,406
                                             ------------
                                               11,651,412
                                             ------------
                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Electrical Utility (0.2%):
    15,500    Peco Energy Co..............   $    364,250
     7,100    Union Electric Co...........        273,350
                                             ------------
                                                  637,600
                                             ------------
Electric-Integrated (0.3%):
    11,200    Cinergy Corp................        376,600
    11,379    Duke Energy Corp............        576,773
                                             ------------
                                                  953,373
                                             ------------
Electronic Computing Equipment (1.2%):
    73,250    Compaq Computer Corp.(b)....      4,184,406
                                             ------------
Electronic & Electrical -- General (1.9%):
    15,600    AMP, Inc....................        815,100
     7,600    Cooper Industries...........        422,275
        25    General Semiconductor,
                Inc.......................            381
     3,500    General Signal Corp.........        172,156
     4,000    Harris Corp.................        347,500
    20,400    Motorola, Inc...............      1,638,375
     3,600    Raychem Corp................        349,200
    12,200    Raytheon Co.................        681,675
     9,200    Rockwell International
                Corp......................        603,750
     3,400    Scientific Atlanta, Inc.....         71,400
     2,100    Tektronix, Inc..............        129,675
    13,200    Texas Instruments, Inc......      1,518,000
                                             ------------
                                                6,749,487
                                             ------------
Energy (0.1%):
    16,900    Union Pacific Resources
                Group, Inc................        417,219
                                             ------------
Engineering, Industrial Construction (0.0%):
       100    EG&G, Inc...................          2,050
       100    Fluor Corp..................          6,150
                                             ------------
                                                    8,200
                                             ------------
Entertainment (0.9%):
     1,800    Harrah's Entertainment,
                Inc.(b)...................         36,900
     9,400    Hasbro, Inc.................        288,463
       700    ITT Corp.(b)................         44,756
     2,600    King World Productions,
                Inc.......................        104,975
    34,300    The Walt Disney Co..........      2,771,869
                                             ------------
                                                3,246,963
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Financial Services (2.9%):
     9,800    American Express Co.........   $    820,750
    27,700    Automatic Data Processing,
                Inc.......................      1,371,150
     3,900    Beneficial Corp.............        282,750
     7,600    Comerica, Inc...............        574,750
     4,600    Dun & Bradstreet Corp.......        124,200
    24,400    Federal National Mortgage
                Assoc.....................      1,154,425
     1,700    First Data Corp.............         74,163
    10,000    Green Tree Financial
                Corp......................        471,250
       100    Household International,
                Inc.......................         12,950
    15,200    MGIC Investment Corp........        798,950
    13,200    Providian Financial.........        517,275
     2,700    TransAmerica Corp...........        272,362
    55,400    Travelers, Inc..............      3,985,338
                                             ------------
                                               10,460,313
                                             ------------
Food Distributors (0.6%):
    17,600    Albertson's, Inc............        652,300
       100    Fleming Cos., Inc...........          1,594
       100    Giant Food, Inc.............          3,356
     2,600    Great Atlantic & Pacific Tea
                Co., Inc..................         71,338
    18,200    Kroger Co.(b)...............        538,037
    12,500    Sysco Corp..................        466,406
    10,400    Winn-Dixie Stores, Inc......        380,900
                                             ------------
                                                2,113,931
                                             ------------
Food Processing & Packaging (2.3%):
    37,900    Archer-Daniels-Midland
                Co........................        852,750
    46,700    Campbell Soup Co............      2,422,563
    15,400    ConAgra, Inc................      1,082,812
    14,300    CPC International, Inc......      1,371,906
     3,800    General Mills...............        262,675
    10,800    Hershey Foods Corp..........        596,700
       100    H.J. Heinz Co...............          4,619
       100    Kellogg Co..................          9,187
       100    Quaker Oats Co..............          5,119
       100    Ralston-Ralston Purina
                Group.....................          9,025
    33,300    Sara Lee Corp...............      1,458,956
     1,700    Wrigley, William Jr., Co....        130,794
                                             ------------
                                                8,207,106
                                             ------------
Forest Products -- Lumber, Paper (0.9%):
       100    Boise Cascade Corp..........          3,706
       100    Champion International
                Corp......................          6,200

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Forest Products -- Lumber, Paper, Continued:
       100    Georgia Pacific Corp........   $      9,444
     6,700    IKON Office Solutions,
                Inc.......................        195,556
       100    International Paper Co......          5,600
     6,300    James River Corp............        259,481
    33,600    Kimberly-Clark Corp.........      1,703,100
       100    Louisiana Pacific Corp......          2,294
       100    Mead Corp...................          7,200
     2,100    Potlatch Corp...............        100,406
       100    Temple Inland, Inc..........          6,731
       100    Union Camp Corp.............          5,856
       600    Westvaco Corp...............         20,063
    14,000    Weyerhauser Co..............        871,500
       100    Willamette Industries,
                Inc.......................          7,619
                                             ------------
                                                3,204,756
                                             ------------
Gold & Silver Mining (0.0%):
       100    Echo Bay Mines, Ltd.........            500
       100    Homestake Mining Co.........          1,381
       100    Placer Dome, Inc............          1,700
                                             ------------
                                                    3,581
                                             ------------
Health Care (1.2%):
     5,000    Cardinal Health, Inc........        311,250
    11,100    Humana, Inc.(b).............        270,563
    50,900    Johnson & Johnson...........      3,171,706
     8,100    United Healthcare Corp......        461,700
                                             ------------
                                                4,215,219
                                             ------------
Heavy Machinery (1.6%):
     1,500    Baker Hughes, Inc...........         66,094
    53,400    Caterpillar Tractor, Inc....      2,990,400
    18,000    Deere & Co..................      1,023,750
     3,500    Harnischfeger Industries,
                Inc.......................        150,937
       100    Ingersoll-Rand Co...........          6,806
       100    Thermo Electron.............          3,419
    16,700    Tyco Laboratories, Inc......      1,352,700
                                             ------------
                                                5,594,106
                                             ------------
Hospital & Nursing Equipment (0.3%):
    16,000    Becton Dickinson & Co.......        858,000
     4,100    C.R., Bard, Inc.............        154,263
                                             ------------
                                                1,012,263
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Hotels & Motels (0.4%):
     7,400    HFS, Inc....................   $    431,050
    10,400    Hilton Hotels Corp..........        326,950
     8,600    Marriott International,
                Inc.......................        591,250
                                             ------------
                                                1,349,250
                                             ------------
Household Goods (0.1%):
     2,900    Armstrong World Industries,
                Inc.......................        214,056
     7,200    Maytag Corp.................        210,150
       100    Tupperware Corp.............          3,475
       100    Whirlpool Corp..............          5,000
                                             ------------
                                                  432,681
                                             ------------
Industrial Services (0.0%):
       100    Dover Corp..................          7,138
     3,000    Millipore Corp..............        132,562
                                             ------------
                                                  139,700
                                             ------------
Insurance -- Broker (0.0%):
       200    Marsh & McLennan Cos.,
                Inc.......................         15,488
                                             ------------
Insurance -- Fire, Marine, Casualty (0.1%):
     8,700    SAFECO Corp.................        416,513
       100    USF&G Corp..................          2,456
                                             ------------
                                                  418,969
                                             ------------
Insurance -- Life (0.5%):
       600    Aetna, Inc..................         68,363
       150    AON Corp....................          8,400
    12,700    Conseco, Inc................        517,525
     5,000    Jefferson Pilot Corp........        355,312
     8,100    Lincoln National Corp.......        575,100
     4,800    Torchmark Corp..............        382,200
                                             ------------
                                                1,906,900
                                             ------------
Insurance -- Multi-Line (1.2%):
     5,734    Aegon N.V...................        435,067
    15,167    American General Corp.......        807,643
     6,600    CIGNA Corp..................      1,316,700
     8,400    ITT Hartford Group, Inc.....        731,850
     8,200    Loews Corp..................        886,625
                                             ------------
                                                4,177,885
                                             ------------
Insurance -- Property, Casualty, Health & Other (1.8%):
    25,400    Allstate Corp...............      2,006,600
    25,350    American International
                Group, Inc................      2,699,775
    12,300    Chubb Corp..................        867,150
       100    General Reinsurance Corp....         20,888

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Insurance -- Property, Casualty, Health & Other,
  Continued:
     3,100    MBIA, Inc...................   $    365,800
     5,900    St. Paul Cos., Inc..........        462,781
       200    UNUM Corp...................          8,900
                                             ------------
                                                6,431,894
                                             ------------
Leisure -- Recreation, Gaming (0.2%):
    13,800    Brunswick Corp..............        445,050
     2,800    Caliber System, Inc.........        109,025
                                             ------------
                                                  554,075
                                             ------------
Loan Companies (0.4%):
    36,100    Federal Home Loan Mortgage
                Corp......................      1,301,856
                                             ------------
Machine Tools (0.2%):
     5,200    Case Corp...................        324,675
     2,800    Cincinnati Milacron, Inc....         78,400
     6,600    Cyprus Amax Minerals Co.....        167,475
     2,400    Giddings & Lewis, Inc.......         50,400
                                             ------------
                                                  620,950
                                             ------------
Machinery (0.4%):
    14,000    Applied Materials(b)........      1,286,250
                                             ------------
Manufacturing -- Capital Goods (0.5%):
     2,000    Briggs & Stratton Corp......        101,375
     3,300    Crane Co....................        149,944
     5,700    Cummins Engine, Inc.........        447,450
    14,800    Illinois Tool Works, Inc....        767,750
     8,000    Pall Corp...................        201,000
       100    Parker-Hannifin Corp........          6,437
                                             ------------
                                                1,673,956
                                             ------------
Manufacturing -- Miscellaneous (0.1%):
     7,900    ITT Industries, Inc.........        223,669
                                             ------------
Medical Services (0.8%):
       100    Baxter International,
                Inc.......................          5,781
     7,100    Beverly Enterprises,
                Inc.(b)...................        109,163
    10,500    Boston Scientific
                Corp.(b)..................        753,375
    38,800    Columbia/HCA Healthcare
                Corp......................      1,251,300
       100    HEALTHSOUTH Corp............          2,650
     4,500    Manor Care, Inc.............        148,500
       100    Shared Medical Systems
                Corp......................          5,400
    17,500    Tenet Healthcare Corp.(b)...        523,906
                                             ------------
                                                2,800,075
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Medical Supplies (0.5%):
     2,700    Bausch & Lomb, Inc..........   $    114,919
     8,300    Biomet, Inc.................        165,481
       100    Guidant Corp................          9,125
     5,300    Mallinckrodt, Inc...........        185,500
    14,100    Medtronic, Inc..............      1,230,225
     5,800    St. Jude Medical, Inc.(b)...        236,713
       100    U.S. Surgical Corp..........          3,712
                                             ------------
                                                1,945,675
                                             ------------
Metals -- Fabrication (0.2%):
     6,200    Asarco, Inc.................        210,800
       100    Barrick Gold Corp...........          2,281
       100    Battle Mountain Gold Co.....            556
       100    Freeport McMoran Copper &
                Gold, Inc.................          2,925
     5,000    Harcourt General, Inc.......        235,625
       100    Inco, Ltd...................          3,094
     4,500    Phelps Dodge Corp...........        382,781
                                             ------------
                                                  838,062
                                             ------------
Metal & Mineral Production (0.1%):
    11,142    Newmont Mining Corp.........        459,608
                                             ------------
Mobile Homes & Manufactured Housing (0.0%):
       100    Fleetwood Enterprises,
                Inc.......................          3,244
                                             ------------
Newspapers (0.9%)
       100    Dow Jones & Co., Inc........          4,319
    19,500    Gannett Co., Inc............      1,936,594
     8,200    Knight-Ridder, Inc..........        407,437
     6,900    New York Times Co., Class
                A.........................        346,725
     6,700    Times Mirror Co., Class A...        365,988
     1,200    Tribune Co..................         63,525
                                             ------------
                                                3,124,588
                                             ------------
Office Equipment & Supplies (0.4%)
     7,100    Moore & Associates, Ltd.....        153,981
    16,300    Pitney Bowes, Inc...........      1,224,538
       100    Xerox Corp..................          8,225
                                             ------------
                                                1,386,744
                                             ------------
Oil & Gas Exploration, Production, & Services (0.8%):
       100    Amerada Hess Corp...........          5,881
     1,300    Ashland, Inc................         69,063
     8,600    Burlington Resources,
                Inc.......................        406,350
     1,400    Eastern Enterprises.........         50,137
    17,800    Enron Corp..................        675,288
       500    Enserch Corp................         11,125

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Oil & Gas Exploration, Production, & Services, Continued:
     1,800    Helmerich & Payne, Inc......   $    121,162
     3,400    Kerr-McGee Corp.............        212,925
       100    Louisiana Land & Exploration
                Co........................          7,063
        44    Montery Resources, Inc......            671
       100    NorAm Energy Corp...........          1,600
     2,400    Peoples Energy Corp.........         92,100
    18,200    Phillips Petroleum Co.......        838,338
     5,800    Rowan Cos., Inc.(b).........        190,675
       100    Santa Fe Energy Resources...            862
       100    Sun Co., Inc................          3,581
                                             ------------
                                                2,686,821
                                             ------------
Oil -- Integrated Companies (6.4%):
    27,200    Amoco Corp..................      2,556,800
    22,400    Atlantic Richfield Co.......      1,675,800
    43,300    Chevron Corp................      3,426,113
    84,700    Exxon Corp..................      5,441,975
       200    Mobil Corp..................         15,300
    23,000    Occidental Petroleum
                Corp......................        576,437
     1,900    Oneok, Inc..................         66,500
    14,800    Oryx Energy Co.(b)..........        365,375
     6,400    Pennzoil Co.................        500,000
    83,600    Royal Dutch Petroleum Co....      4,676,375
    10,500    Texaco, Inc.................      1,218,656
    40,600    USX -- Marathon Group.......      1,306,813
    25,800    Unocal Corp.................      1,032,000
                                             ------------
                                               22,858,144
                                             ------------
Oilfield Equipment & Services (1.6%):
    15,700    Dresser Industries, Inc.....        655,475
    34,000    Halliburton Co..............      1,564,000
       100    McDermott International,
                Inc.......................          3,056
    34,400    Schlumberger Ltd............      2,627,300
     3,700    Western Atlas, Inc.(b)......        294,381
    11,300    Williams Cos., Inc..........        516,975
                                             ------------
                                                5,661,187
                                             ------------
Paint, Varnishes, Enamels (0.0%):
       100    Sherwin Williams Co.........          3,206
                                             ------------
Pharmaceuticals (7.7%):
    52,600    Abbott Laboratories.........      3,442,013
     4,800    Allergan, Inc...............        153,300
       100    Alza Corp., Class A(b)......          3,231
    40,500    American Home Products
                Corp......................      3,338,718

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Pharmaceuticals, Continued:
       100    Amgen, Inc.(b)..............   $      5,881
    34,100    Bristol-Myers Squibb Co.....      2,674,719
    24,200    Eli Lilly & Co..............      2,734,600
    55,700    Merck & Co., Inc............      5,789,319
    51,200    Pfizer, Inc.................      3,052,800
    20,900    Pharmacia & Upjohn, Inc.....        788,975
    47,400    Schering-Plough.............      2,586,263
    19,000    Warner-Lambert Co...........      2,654,062
                                             ------------
                                               27,223,881
                                             ------------
Photography (0.2%):
     9,700    Eastman Kodak Co............        649,900
     3,200    Polaroid Corp...............        190,400
                                             ------------
                                                  840,300
                                             ------------
Pollution Control Services & Equipment (0.0%):
       100    Browning-Ferris Industries,
                Inc.......................          3,700
     4,100    Safety Kleen Corp...........         72,006
       100    Waste Management, Inc.......          3,200
                                             ------------
                                                   78,906
                                             ------------
Precision Instruments & Related (0.1%):
       100    Johnson Controls, Inc.......          4,481
     3,100    Perkin-Elmer Corp...........        253,038
                                             ------------
                                                  257,519
                                             ------------
Printing (0.0%):
     2,300    John H. Harland Co..........         45,138
     3,900    Meredith Corp...............        107,981
                                             ------------
                                                  153,119
                                             ------------
Publishing, Except Newspaper (0.3%):
     5,700    Deluxe Corp.................        189,881
     7,100    McGraw Hill, Inc............        481,469
    10,600    R.R. Donnelley & Sons Co....        425,987
       100    Time Warner, Inc............          5,456
                                             ------------
                                                1,102,793
                                             ------------
Radio & Television (0.0%):
       100    Comcast Corp., Special Class
                A.........................          2,269
       100    Tele-Communications, Class
                A(b)......................          1,713
       100    U.S. West Media Group(b)....          2,206
       100    Viacom, Inc., Class B(b)....          3,087
                                             ------------
                                                    9,275
                                             ------------
Railroad & Railroad Holding Companies (0.3%):
     4,200    Norfolk & Southern Co.......        465,150
    10,200    Union Pacific Corp..........        731,213
                                             ------------
                                                1,196,363
                                             ------------
                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Restaurants (0.6%):
    11,300    Darden Restaurants, Inc.....   $    108,056
    33,500    McDonald's Corp.............      1,800,625
     9,200    Wendy's International ,
                Inc.......................        224,825
                                             ------------
                                                2,133,506
                                             ------------
Retail (2.5%):
    21,000    American Stores Co..........        530,250
    16,100    Costco Cos., Inc. (b).......        609,788
    30,800    Dayton Hudson Corp..........      1,990,450
       100    K-Mart Corp.................          1,187
       100    Nordstrom, Inc..............          5,669
    29,400    Sears & Roebuck Co..........      1,861,388
     8,200    Tandy Corp..................        487,387
    17,500    Walgreen Co.................        988,750
    58,000    Wal-Mart Stores, Inc........      2,178,625
    11,500    Woolworth Corp.(b)..........        325,594
                                             ------------
                                                8,979,088
                                             ------------
Retail -- Department Stores (0.6%):
       400    Dillard Department Stores,
                Inc.......................         15,125
     3,800    Federated Department
                Stores(b).................        166,488
     2,700    Fortune Brands, Inc.........         95,681
    17,300    J. C.Penney Co..............      1,012,050
    11,800    May Department Stores.......        659,325
     1,800    Mercantile Stores, Inc......        120,938
                                             ------------
                                                2,069,607
                                             ------------
Retail -- Drug Stores (0.2%):
       100    CVS Corp....................          5,687
     2,900    Longs Drug Stores Corp......         78,119
    14,400    Rite Aid....................        747,900
                                             ------------
                                                  831,706
                                             ------------
Retail -- Specialty Stores (1.2%):
       100    Charming Shoppes, Inc.(b)...            588
       100    Circuit City Stores, Inc....          3,625
    34,500    Home Depot, Inc.............      1,720,687
    15,400    Lowe's Cos., Inc............        579,425
     8,600    Pep Boys Manny, Moe &
                Jack......................        285,950
     4,800    Super Value, Inc............        194,400
    27,200    The Gap, Inc................      1,208,700

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Retail -- Specialty Stores, Continued:
     3,400    The Limited, Inc............   $     75,863
    11,000    TJX Cos., Inc...............        328,625
       100    Toys "R" Us, Inc.(b)........          3,406
                                             ------------
                                                4,401,269
                                             ------------
Rubber & Rubber Products (0.3%):
     3,700    B.F. Goodrich, Inc..........        167,194
       100    Cooper Tire & Rubber Co.....          2,494
    14,600    Goodyear Tire & Rubber
                Co........................        942,612
                                             ------------
                                                1,112,300
                                             ------------
Savings & Loan Companies (0.1%):
     7,500    H F Ahmanson & Co...........        398,906
                                             ------------
Semiconductors (2.6%):
    10,000    Advanced Micro Devices,
                Inc.(b)...................        350,625
    94,200    Intel Corp..................      8,648,738
       800    LSI Logic Corp.(b)..........         25,250
     4,500    National Semiconductor
                Corp.(b)..................        141,750
                                             ------------
                                                9,166,363
                                             ------------
Services (Non-Financial) (0.2%):
    15,100    Service Corp.
                International.............        513,400
                                             ------------
Shoes, Leather Goods, Clothing Accessories (0.6%):
    28,700    Nike, Inc., Class B.........      1,788,369
     4,200    Reebok International,
                Ltd.......................        216,825
     3,600    Stride Rite Corp............         48,825
                                             ------------
                                                2,054,019
                                             ------------
Soaps & Cleaning Agents (2.2%):
     3,500    Clorox Co...................        488,688
    10,000    Colgate-Palmolive Co........        757,500
    35,200    Procter & Gamble Co.........      5,354,800
     6,000    Unilever N. V...............      1,308,000
                                             ------------
                                                7,908,988
                                             ------------
Software & Computer Services (2.9%):
     3,400    Adobe Systems, Inc..........        127,075
       100    Autodesk, Inc...............          4,238
       100    Bay Networks, Inc.(b).......          3,050
    11,100    Computer Assoc.
                International, Inc........        755,494
     3,900    Computer Sciences
                Corp.(b)..................        317,606
       100    Intergraph Corp.(b).........            962
    44,600    Microsoft Corp.(b)..........      6,310,900

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Software & Computer Services, Continued:
        34    Netscape Communication
                Corp.(b)..................   $      1,247
       100    NextLevel Systems,
                Inc.(b)...................          1,994
     7,100    Novell, Inc.(b).............         53,805
    27,000    Oracle Corp.(b).............      1,469,812
       100    Parametric Technology
                Co.(b)....................          4,900
    27,200    Sun Microsystems, Inc.(b)...      1,242,700
                                             ------------
                                               10,293,783
                                             ------------
Steel (0.4%):
    24,900    Allegheny Teledyne, Inc.....        775,013
       100    Armco, Inc.(b)..............            544
       100    Bethlehem Steel Corp.(b)....          1,125
     3,400    Inland Steel Industries.....         77,987
       100    Nucor Corp..................          6,206
     8,800    Timken Co...................        309,650
     5,900    USX-U. S. Steel Group.......        215,719
     6,500    Worthington Industries,
                Inc.......................        128,781
                                             ------------
                                                1,515,025
                                             ------------
Tax Return Preparation (0.1%):
     7,400    H & R Block.................        283,513
                                             ------------
Telecommunications (2.2%):
       100    Airtouch Communications,
                Inc. (b)..................          3,294
    13,500    Alltel Corp.................        443,812
    12,000    Andrew Corp.(b).............        312,750
        33    CommScope, Inc.(b)..........            533
       400    DSC Communications
                Corp.(b)..................         11,800
    45,300    Lucent Technologies, Inc....      3,847,669
    17,400    Northern Telecom Ltd........      1,819,388
    13,300    Tellabs, Inc.(b)............        796,337
    15,200    WorldCom, Inc.(b)...........        531,050
                                             ------------
                                                7,766,633
                                             ------------
Textile Manufacturing (0.2%):
     5,400    Fruit of the Loom,
                Inc.(b)...................        147,825
     2,700    Russell Corp................         78,806
     1,400    Springs Industries, Inc.....         67,725
     4,200    VF Corp.....................        376,950
                                             ------------
                                                  671,306
                                             ------------

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Tobacco & Tobacco Products (1.6%):
     2,700    Gallaher Group PLC(b).......   $     48,431
   118,400    Philip Morris Cos., Inc.....      5,342,800
    13,100    UST, Inc....................        380,719
                                             ------------
                                                5,771,950
                                             ------------
Tools & Hardware Manufacturing (0.1%):
       100    Black & Decker Corp.........          4,213
     4,300    Snap-On, Inc................        177,375
     6,100    Stanley Works...............        276,406
                                             ------------
                                                  457,994
                                             ------------
Toys & Bicycles -- Manufacturing (0.2%):
    20,300    Mattel, Inc.................        705,425
                                             ------------
Transportation Leasing & Trucking (0.4%):
     2,700    Burlington Northern Santa
                Fe........................        260,719
    18,200    CSX Corp....................      1,123,850
     2,000    Ryder Systems, Inc..........         71,625
                                             ------------
                                                1,456,194
                                             ------------
Transportation Services (0.1%):
    24,000    Laidlaw, Inc., Class B......        382,500
                                             ------------
Utilities -- Electric (1.3%):
    12,900    American Electric Power
                Co........................        577,275
    10,800    Carolina Power & Light
                Co........................        384,750
    14,700    Central & South West
                Corp......................        294,918
     8,600    Dominion Resources, Inc.....        316,050
       400    DTE Energy Co...............         11,975
    30,400    Edison International........        767,600
       100    FPL Group, Inc..............          4,788
    17,000    General Public Utilities
                Corp......................        589,687
       100    Houston Industries, Inc.....          2,094
    20,200    Niagara Mohawk Power
                Corp......................        188,113
       100    Northern States Power Co....          5,137
    10,600    Ohio Edison.................        235,850
     4,000    PacifiCorp..................         89,250
     8,900    P.P. & L. Resources, Inc....        181,894
    16,700    Public Service Enterprise
                Group, Inc................        413,325
     6,500    Southern Co.................        142,594
       100    Texas Utilities Co..........          3,544
    15,100    Unicom Corp.................        342,581
                                             ------------
                                                4,551,425
                                             ------------

                        SECURITY                MARKET
  SHARES              DESCRIPTION               VALUE
----------    ----------------------------   ------------
COMMON STOCKS, CONTINUED:
Utilities -- Electric & Gas (0.4%):
    10,700    Baltimore Gas & Electric....   $    297,594
    32,100    Consolidated Edison.........      1,015,163
       600    Pacific Gas & Electric
                Co........................         14,887
                                             ------------
                                                1,327,644
                                             ------------
Utilities -- Natural Gas (0.2%):
       700    Coastal Corp................         38,063
     3,900    Columbia Gas Systems,
                Inc.......................        268,125
     2,800    Consolidated Natural Gas....        162,050
     3,500    Nicor, Inc..................        128,187
       900    Pacific Enterprises.........         30,094
       100    Sonat, Inc..................          4,987
                                             ------------
                                                  631,506
                                             ------------
Utilities -- Telecommunications (4.3%):
    56,300    AT&T Corp...................      2,072,544
    50,400    Ameritech Corp..............      3,398,850
       100    Bell Atlantic Corp..........          7,256
    57,300    Bellsouth Corp..............      2,714,588
       100    Frontier Corp...............          2,062
    12,300    GTE Corp....................        571,950
    20,200    MCI Telecommunications
                Corp......................        713,312
    27,200    Nynex Corp..................      1,507,900
    49,700    SBC Communications, Inc.....      2,941,619
    26,000    Sprint Corp.................      1,287,000
     1,500    U.S. West, Inc..............         54,844
                                             ------------
                                               15,271,925
                                             ------------
                       Total Common Stocks    345,928,731
                                             ------------
INVESTMENT COMPANIES (1.3%):
   153,596    SEI Index S&P 500 Fund......      4,640,146
                                             ------------
                Total Investment Companies      4,640,146
                                             ------------
               Total Investments, at value    350,568,877
                                             ------------
REPURCHASE AGREEMENTS (1.2%):
 4,282,295    Merrill Lynch, 5.78%*, Open
                Repurchase Agreement
                (Collateralized by
                4,695,000 U.S. Treasury
                Strip's, 11/15/98, market
                value -- 4,370,951).......      4,282,295
                                             ------------
               Total Repurchase Agreements      4,282,295
                                             ------------
           Total (Cost -- $232,524,138)(a)   $354,851,172
                                              ===========

                                   Continued

QUALIVEST FUNDS
OPTIMIZED STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

---------

Percentages are based on net assets of $355,085,549.

 *   Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1997.
(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $51,350.
     Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation...  $123,665,910
               Unrealized depreciation...    (1,390,226)
                                           ------------
               Net unrealized
                 appreciation............  $122,275,684
                                           ============
(b)  Non-income producing security.

                       See notes to financial statements.

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS (98.9%):
AUSTRALIA (2.8%):
Banking (0.6%):
   52,606    National Australia Bank,
               Ltd. ......................   $    765,867
   64,467    Westpac Banking Corp.,
               Ltd. ......................        419,944
                                             ------------
                                                1,185,811
                                             ------------
Beverages (0.2%):
   28,025    Coca-Cola Amatil, Ltd. ......        340,351
   84,722    Foster's Brewing Group,
               Ltd. ......................        165,888
                                             ------------
                                                  506,239
                                             ------------
Building Materials (0.2%):
   41,227    Boral, Ltd. .................        128,703
   67,092    Pioneer International,
               Ltd. ......................        243,441
                                             ------------
                                                  372,144
                                             ------------
Business & Public Services (0.1%):
   10,292    Brambles Industries, Ltd. ...        213,176
                                             ------------
Chemicals (0.1%):
   20,607    ICI Australia, Ltd. .........        207,273
                                             ------------
Containers -- Paper/Plastic (0.1%):
   18,082    Amcor, Ltd. .................        116,805
                                             ------------
Diversified (0.4%):
   56,347    Broken Hill Proprietary Co.,
               Ltd. ......................        765,754
   26,547    CSR, Ltd. ...................        103,841
   34,457    Pacific Dunlop, Ltd. ........         94,989
   35,573    Southcorp Holdings, Ltd. ....        128,810
                                             ------------
                                                1,093,394
                                             ------------
Food Processing & Packaging (0.1%):
   15,097    Burns, Philp & Co., Ltd. ....         28,121
  134,836    Goodman Fielder, Ltd. .......        207,252
                                             ------------
                                                  235,373
                                             ------------
Merchandising (0.1%):
   43,217    Coles Myer, Ltd. ............        222,820
                                             ------------
Metals -- Non Ferrous (0.3%):
   43,153    M.I.M. Holdings, Ltd. .......         59,802
   79,243    Newcrest Mining, Ltd. .......        162,363
   50,222    North, Ltd. .................        183,351
   33,633    WMC, Ltd. ...................        195,107
                                             ------------
                                                  600,623
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Australia, Continued:
Metals -- Steel (0.1%):
   12,347    Rio Tinto, Ltd. .............   $    192,054
                                             ------------
Oil & Gas Exploration, Production & Services (0.1%):
   38,125    Santos, Ltd. ................        183,216
                                             ------------
Publishing & Broadcasting (0.2%):
   68,893    News Corp., Ltd. ............        316,704
   25,297    News Corp., Ltd.,
               Preferred..................        190,892
                                             ------------
                                                  507,596
                                             ------------
Real Estate (0.2%):
    8,459    Lend Lease Corp., Ltd. ......        192,100
   93,856    Westfield Trust..............        196,499
    3,822    Westfield 1 New Units........          7,774
                                             ------------
                                                  396,373
                                             ------------
    Total Australia                             6,032,897
                                             ------------
AUSTRIA (0.3%):
Banking (0.1%):
    1,386    Bank Austria AG..............         68,633
      674    Creditanstalt-Bankverein.....         47,612
                                             ------------
                                                  116,245
                                             ------------
Beverages (0.0%):
    1,785    Oesterreichische
               Brau-Beteiligungs AG.......        112,008
                                             ------------
Building Materials (0.0%):
      256    Weinerberger
               Baustoffindustrie AG.......         52,727
                                             ------------
Engineering & Construction (0.1%):
      539    VA Technologie AG............        112,747
                                             ------------
Insurance -- Multi-line (0.1%):
      586    EA-Generali AG...............        158,691
                                             ------------
Oil Companies -- Integrated (0.0%):
      340    OMV AG.......................         47,089
                                             ------------
Transportation -- Airlines (0.0%):
    1,410    Austrian Airlines
               Oesterreichische
               Luftverskehrs AG (b).......         35,892
                                             ------------
Transportation -- Misc. (0.0%):
      772    Flughafen Wien AG............         33,510
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Austria, Continued:
Utilities -- Electric (0.0%):
      367    Oesterrichische
               Elektrizitaetswirstchafts,
               AG, Class A................   $     25,045
                                             ------------
    Total Austria                                 693,954
                                             ------------
BELGIUM (1.1%):
Banking (0.2%):
      638    Generale de Banque SA........        247,799
      335    Kredietbank NV...............        142,485
                                             ------------
                                                  390,284
                                             ------------
Building Materials (0.1%):
    1,285    Cimenteries CBR
               Cementbedrijven............        122,189
                                             ------------
Chemicals (0.1%):
      799    Gevaert NV...................         76,608
      262    Solvay SA....................        163,094
                                             ------------
                                                  239,702
                                             ------------
Diversified (0.2%):
      641    Group Bruxelles Lambert SA...        100,600
      624    Tractebel....................        244,830
                                             ------------
                                                  345,430
                                             ------------
Industrial Goods & Services (0.0%):
       87    Bekaert NV...................         62,246
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.2%):
    1,132    Fortis AG....................        242,751
       20    Fortis AG, Strip VVPR (b)....              3
      584    Royale Belge.................        177,147
                                             ------------
                                                  419,901
                                             ------------
Metals -- Non Ferrous (0.0%):
    1,128    Union Miniere SA (b).........        100,566
                                             ------------
Oil Companies -- Integrated (0.1%):
      762    PetroFina SA (b).............        301,488
                                             ------------
Retail (0.0%):
    1,220    Delhaize-Le Lion SA..........         63,072
                                             ------------
Utilities -- Electric & Gas (0.2%):
    1,624    Electrabel SA................        343,545
      300    Electrabel SA, Strip VVPR
               (b)........................            135
                                             ------------
                                                  343,680
                                             ------------
    Total Belgium                               2,388,558
                                             ------------
BRITAIN (18.5%):
Aerospace/Defense (0.2%):
   12,447    British Aerospace PLC........        271,793
   41,604    Rolls-Royce PLC..............        159,757
                                             ------------
                                                  431,550
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Automotive Parts (0.3%):
   17,921    BBA Group PLC................   $     99,775
   14,861    GKN PLC......................        260,870
   52,989    LucasVarsity PLC.............        163,127
   30,789    T & N PLC....................         71,844
                                             ------------
                                                  595,616
                                             ------------
Banking (2.2%):
   41,383    Abbey National PLC...........        567,529
   43,526    Barclays PLC.................        916,225
   54,711    HSBC Holdings PLC............      1,910,939
   24,924    HSBC Holdings PLC (75P)......        900,132
   29,783    Royal Bank of Scotland Group
               PLC........................        312,370
                                             ------------
                                                4,607,195
                                             ------------
Beverages (0.6%):
   27,185    Bass PLC.....................        371,259
   68,937    Guinness PLC.................        660,373
   17,126    Scottish & Newcastle PLC.....        204,159
                                             ------------
                                                1,235,791
                                             ------------
Building Materials (0.4%):
   24,518    Blue Circle Industries PLC...        166,214
   17,071    BPB PLC......................         93,785
   15,595    Caradon PLC..................         51,329
    4,401    Caradon PLC, Class B.........          6,846
   28,677    Pilkington PLC...............         61,985
   27,599    Redland PLC..................        128,123
    6,560    RMC Group PLC................        106,507
   17,360    Williams PLC.................         92,956
   12,805    Wolseley PLC.................         89,849
                                             ------------
                                                  797,594
                                             ------------
Chemicals (0.8%):
   19,203    BOC Group PLC................        352,969
   13,327    Courtaulds PLC...............         68,088
   16,714    English China Clays PLC......         59,528
   19,118    Imperial Chemical Industries
               PLC........................        315,405
   26,608    Zeneca Group PLC.............        880,562
                                             ------------
                                                1,676,552
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Diversified (1.0%):
  132,810    BTR PLC......................   $    412,118
   12,546    Energy Group PLC.............        133,742
   30,209    Granada Group PLC............        414,783
   70,292    Grand Metropolitan PLC.......        688,892
   29,083    Hanson PLC...................        147,158
   28,536    Harrisons & Crosfield PLC....         49,064
   30,742    LASMO PLC....................        140,449
   19,400    Lonrho PLC...................         38,280
                                             ------------
                                                2,024,486
                                             ------------
Electrical & Electronic (0.3%):
   22,257    Electrocomponents PLC........        164,189
   82,620    General Electric Co. PLC.....        477,575
   13,747    Racal Electronic PLC.........         48,961
                                             ------------
                                                  690,725
                                             ------------
Financial Services (1.2%):
  189,037    Lloyds TSB Group PLC.........      2,090,998
    6,695    Mercury Asset Management
               Group PLC..................        152,825
   10,461    Provident Financial PLC......        101,665
    6,463    Schroders PLC................        193,143
                                             ------------
                                                2,538,631
                                             ------------
Food & Household (0.7%):
   30,765    Associated British Foods
               PLC........................        267,506
   34,224    Cadbury Schweppes PLC........        330,927
   10,382    Tate & Lyle PLC..............         70,042
    9,402    Thorn PLC....................         25,942
   10,971    Thorn PLC, Class B (b).......          3,683
   27,559    Unilever PLC.................        798,312
   14,913    United Biscuits (Holdings)
               PLC........................         50,305
                                             ------------
                                                1,546,717
                                             ------------
Food -- Retail (0.6%):
   40,025    Safeway PLC..................        252,005
   63,442    Sainsbury (J) PLC............        442,556
   70,277    Tesco PLC....................        474,124
                                             ------------
                                                1,168,685
                                             ------------
Forest Products (0.1%):
   26,162    Arjo Wiggins Appleton PLC....         69,829
   16,437    Rexam PLC....................         66,482
                                             ------------
                                                  136,311
                                             ------------
Health Care (1.8%):
  112,565    Glaxo Wellcome PLC...........      2,380,560
   84,062    SmithKline Beecham PLC.......      1,637,365
                                             ------------
                                                4,017,925
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
Industrial Goods & Services (0.0%):
    9,855    BICC Group...................   $     27,272
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.8%):
   17,556    Commercial Union PLC.........        197,355
   34,490    Guardian Royal Exchange
               PLC........................        164,349
   57,207    Legal & General Group PLC....        405,619
   56,052    Prudential Corp. PLC.........        536,025
   57,951    Royal & Sun Alliance
               Insurance Group PLC........        476,372
   54,652    Sedgwick Group PLC (b).......        108,286
                                             ------------
                                                1,888,006
                                             ------------
Leisure (0.3%):
   28,260    EMI Group PLC................        258,682
   15,701    EMI Group PLC, Class B.......         29,567
   32,996    Ladbroke Group PLC...........        132,646
   36,254    Rank Organisation PLC........        204,812
                                             ------------
                                                  625,707
                                             ------------
Manufacturing (0.1%):
   11,909    IMI PLC......................         66,986
   10,467    Smiths Industries PLC........        137,718
   10,548    T I Group PLC................         94,048
                                             ------------
                                                  298,752
                                             ------------
Metals -- Non Ferrous (0.3%):
   14,497    Johnson Matthey PLC..........        137,804
   30,309    Rio Tinto PLC................        490,602
                                             ------------
                                                  628,406
                                             ------------
Metals -- Steel (0.1%):
   84,908    British Steel PLC............        230,454
                                             ------------
Oil Companies -- Integrated (1.3%):
  192,233    British Petroleum Co. PLC....      2,626,852
    6,361    Burmah Castrol PLC...........        109,734
                                             ------------
                                                2,736,586
                                             ------------
Publishing & Broadcasting (1.0%):
   84,749    British Sky Broadcasting
               Group PLC..................        643,923
   23,200    Carlton Communications PLC...        184,821
    6,301    De La Rue PLC................         38,589
   17,719    Pearson PLC..................        197,591

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
   44,118    Reed International PLC.......   $    442,129
   53,423    Reuters Holdings PLC.........        575,619
                                             ------------
                                                2,082,672
                                             ------------
Real Estate (0.4%):
   10,107    Hammerson PLC................         82,586
   23,205    Land Securities PLC..........        353,383
   25,676    MEPC PLC.....................        205,808
   26,150    Slough Estates PLC...........        137,668
                                             ------------
                                                  779,445
                                             ------------
Retail -- Catalog/Home Shopping (0.3%):
    9,590    Argos PLC....................         99,011
   41,564    Great Universal Stores PLC...        427,423
   11,029    Next PLC.....................        137,166
                                             ------------
                                                  663,600
                                             ------------
Retail -- Department Stores (0.5%):
   24,753    Kingfisher PLC...............        291,838
   78,911    Marks & Spencer PLC..........        761,087
   63,876    Sears PLC....................         64,850
                                             ------------
                                                1,117,775
                                             ------------
Retail -- Drug Store (0.2%):
   27,573    Boots Co. PLC................        349,467
                                             ------------
Telecommunications (1.2%):
  206,570    British Telecommunication
               PLC........................      1,442,672
   73,446    Cable & Wireless PLC.........        737,242
   98,059    Vodafone Group PLC...........        493,758
                                             ------------
                                                2,673,672
                                             ------------
Textile Manufacturing (0.0%):
   22,869    Coats Viyella PLC............         44,189
                                             ------------
Tobacco (0.4%):
   99,655    B.A.T Industries PLC.........        842,035
                                             ------------
Transportation -- Airlines (0.2%):
   37,540    British Airways PLC..........        408,172
                                             ------------
Transportation -- Shipping (0.1%):
   19,881    Peninsular & Oriental Steam
               Navigation Co..............        202,167
                                             ------------
Utilities -- Electric & Gas (1.0%):
  144,404    BG PLC.......................        589,972
  144,404    Centrica PLC (b).............        211,042
   13,321    London Electricity PLC.......        153,892
   58,384    National Grid Group PLC......        245,702
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Britain, Continued:
   38,056    National Power PLC...........   $    337,133
   35,765    Scottish Power PLC...........        252,416
   14,910    Southern Electric PLC........        109,136
   13,660    United Utilities PLC.........        157,808
                                             ------------
                                                2,057,101
                                             ------------
Utilities -- Water & Sewage (0.1%):
    6,437    Anglian Water PLC............         84,483
    9,079    Thames Water PLC.............        119,530
                                             ------------
                                                  204,013
    Total Britain                              39,327,269
                                             ------------
DENMARK (1.0%):
Banking (0.2%):
    1,599    Den Danske Bank..............        169,073
    3,248    Unidanmark A/S...............        193,993
                                             ------------
                                                  363,066
                                             ------------
Beverages (0.1%):
      862    Carlsberg A/S, Class A.......         44,957
      736    Carlsberg A/S, Class B.......         38,385
                                             ------------
                                                   83,342
                                             ------------
Commercial Services (0.0%):
    1,240    ISS International Service
               System, Class B (b)........         39,865
                                             ------------
Diversified (0.1%):
    1,170    Sophus Berendensen A/S, Class
               B..........................        165,506
                                             ------------
Engineering (0.0%):
    1,605    FLS Industries A/S, Class
               B..........................         59,627
                                             ------------
Food & Household (0.1%):
    1,829    Danisco A/S..................        100,877
                                             ------------
Health Care (0.2%):
    3,911    Novo Nordisk A/S, Class B....        412,418
                                             ------------
Medical Instruments (0.0%):
      417    Radiometer A/S...............         21,450
                                             ------------
Telecommunications (0.1%):
    4,386    Tele Danmark A/S, Class B....        305,527
                                             ------------
Transportation -- Shipping (0.2%):
        5    D/S 1912, Class B............        215,759
        4    D/S Svendborg, Class B.......        250,338
                                             ------------
                                                  466,097
                                             ------------
    Total Denmark                               2,017,775
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
FINLAND (0.7%):
Banking (0.1%):
   28,033    Merita, Ltd., Class A........   $    117,754
                                             ------------
Diversified (0.0%):
    2,600    Metra Oy, Class A............         91,170
                                             ------------
Forest Products (0.1%):
    8,340    UPM-Kymmene Corp.............        203,037
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
      500    Sampo Insurance Co. Ltd.,
               Class A....................         50,681
                                             ------------
Machinery (0.0%):
      200    Kone Corp., Class B..........         24,655
      232    Rauma Oy.....................          5,118
                                             ------------
                                                   29,773
                                             ------------
Metals -- Non Ferrous (0.0%):
    3,500    Outokumpu OY, Class A........         66,478
                                             ------------
Retail -- Diversified (0.1%):
    7,000    Kesko........................         98,439
      400    Stockmann AB, Class A........         22,646
                                             ------------
                                                  121,085
                                             ------------
Telecommunication Equipment (0.4%):
    6,100    Oy Nokia AB, Class A.........        528,620
    3,400    Oy Nokia AB, Class K.........        291,847
                                             ------------
                                                  820,467
                                             ------------
    Total Finland                               1,500,445
FRANCE (6.6%):
Aerospace/Defense (0.1%)
    3,217    Thomson CSF..................         85,406
      150    Sagem........................         75,018
                                             ------------
                                                  160,424
                                             ------------
Automobiles (0.1%):
    1,250    PSA Peugeot Citroen..........        144,530
                                             ------------
Automotive Parts (0.1%):
    1,778    Valeo SA.....................        111,978
                                             ------------
Banking (0.5%):
    5,364    Banque Nationale de Paris....        255,532
   90,040    Compagnie de Suez............        237,732
    4,402    Compagnie Financiere de
               Paribas....................        316,333
    2,559    Societe Generale.............        338,032
                                             ------------
                                                1,147,629
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Beverages (0.4%):
    2,950    LVMH (Louis Vuitton Moet
               Hennessy)..................   $    757,450
    3,048    Pernod Ricard................        151,108
                                             ------------
                                                  908,558
                                             ------------
Building Materials (0.2%):
    2,373    Compagnie de St. Gobain......        340,287
    2,963    Lafarge SA...................        208,666
                                             ------------
                                                  548,953
                                             ------------
Chemicals (0.4%):
    2,570    L'Air Liquide................        409,209
    9,055    Rhone-Poulenc................        381,649
                                             ------------
                                                  790,858
                                             ------------
Commercial Services (0.3%):
    4,019    Compagnie Generale des
               Eaux.......................        508,177
      250    Sodexho Alliance.............        127,534
                                             ------------
                                                  635,711
                                             ------------
Construction & Housing (0.0%):
      724    Bouygues.....................         61,848
                                             ------------
Cosmetic & Toiletries (0.5%):
    2,375    L'OREAL......................        958,823
                                             ------------
Diversified (0.3%):
    5,628    Lagardere S.C.A..............        167,863
    3,280    Suez Lyonnaise des Eaux......        358,060
    1,000    Worms et Compagnie...........         56,940
                                             ------------
                                                  582,863
                                             ------------
Electrical & Electronic (0.4%):
    5,070    Alcatel Alsthom..............        662,356
      872    Legrand SA...................        175,879
                                             ------------
                                                  838,235
                                             ------------
Energy (0.8%):
    8,400    Elf Aquitaine SA.............        959,033
    8,111    Total SA, Class B............        814,704
                                             ------------
                                                1,773,737
                                             ------------
Financial Services (0.1%):
      777    Compagnie Bancaire SA........         96,741
      100    Societe Eurafrance SA........         41,147
                                             ------------
                                                  137,888
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Food & Household (0.9%):
    1,350    Carrefour....................   $    912,355
      150    Comptoirs Modernes...........         72,669
      650    Eridania Beghin-Say SA.......         92,475
    1,550    Establissements Economoiques
               du Casino
               Guichard-Perrachon SA......         73,214
     2990    Groupe Danone................        472,221
      659    Promodes.....................        264,771
                                             ------------
                                                1,887,705
                                             ------------
Furniture (0.0%):
    1,050    Moulinex (b).................         25,604
                                             ------------
Health Care (0.2%):
    4,369    Sanofi.......................        459,301
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.4%):
    9,114    Axa-UAP......................        596,219
     7902    Union des Assurance de Paris
               (b)........................        210,295
                                             ------------
                                                  806,514
                                             ------------
Leisure (0.1%):
    2,076    Accor SA.....................        312,448
                                             ------------
Machine Tools (0.1%):
    4,413    Schneider SA.................        255,908
      800    Sidel SA.....................         58,910
                                             ------------
                                                  314,818
                                             ------------
Manufacturing (0.1%):
    1,500    Societe BIC SA...............        123,779
                                             ------------
Metals -- Steel (0.1%):
    9,450    Usinor Sacilor...............        188,466
                                             ------------
Publishing & Broadcasting (0.2%):
      961    Canal Plus...................        185,915
    2,380    Havas........................        165,226
      200    Pathe........................         39,661
                                             ------------
                                                  390,802
                                             ------------
Real Estate (0.1%):
    2,550    SEFIMEG......................        156,892
      841    Simco SA.....................         63,423
      250    Unibail......................         22,810
                                             ------------
                                                  243,125
                                             ------------
Retail -- Department Stores (0.1%):
      700    Pinault-Printemps-Redoute....        317,643
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
France, Continued:
Rubber -- Tires (0.1%):
    3,273    Michelin.....................   $    203,859
                                             ------------
Textiles (0.0%):
      200    Chargeurs International SA...         11,788
                                             ------------
    Total France                               14,087,887
                                             ------------
GERMANY (9.8%):
Automobiles (1.2%):
   18,320    Daimler-Benz AG..............      1,555,955
      400    MAN AG.......................        121,736
      750    Volkswagen AG................        575,741
      450    Volkswagen AG, Preferred.....        249,406
                                             ------------
                                                2,502,838
                                             ------------
Banking (1.1%):
    6,550    Bayerisvhe Hypotheken-und
               Weschel-Bank AG............        272,447
    8,100    Bayerische Vereinsbank AG....        445,403
   14,150    Deutsche Bank AG.............        958,349
   15,200    Dresdner Bank AG.............        698,446
                                             ------------
                                                2,374,645
                                             ------------
Beverages (0.0%):
    1,050    Brau Und Brunnen AG (b)......         88,150
                                             ------------
Building Materials (0.1%):
    3,355    Heidelberg Zement AG.........        284,034
                                             ------------
                                                  284,034
                                             ------------
Chemicals (0.7%):
   17,500    BASF AG......................        675,509
   20,150    Bayer AG.....................        860,956
                                             ------------
                                                1,536,465
                                             ------------
Computer Software (0.3%):
    1,720    SAP AG.......................        405,474
    1,210    SAP AG-Vorzug................        294,469
                                             ------------
                                                  699,943
                                             ------------
Construction & Housing (0.1%):
    1,200    Bilfinger & Berger Bau AG....         47,889
    3,500    Hochtief AG..................        154,919
      100    STRABAG (b)..................          8,085
                                             ------------
                                                  210,893
                                             ------------
Cosmetics & Toiletries (0.1%):
    3,600    Beiersdorf AG................        173,653
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Diversified (0.3%):
      450    Preussag AG..................   $    136,708
      950    Viag AG......................        410,409
                                             ------------
                                                  547,117
                                             ------------
Electrical & Electronic (0.6%):
   16,870    Siemens......................      1,177,011
                                             ------------
Forest Products (0.0%):
      200    PWA-Papierwerke Waldhof-
               Aschaffenburg AG...........         32,775
                                             ------------
Health Care (0.3%):
    6,900    Merck KGaA...................        282,497
    3,100    Schering AG..................        343,964
                                             ------------
                                                  626,461
                                             ------------
Insurance -- Property, Casualty, Health & Other (1.9%):
    6,500    Allianz AG...................      1,667,853
      100    AMB Aachener & Muenchener
               Beiteiligungs-AG...........        101,102
      200    AMB Aachener & Muenchener
               Beiteiligungs-AG
               Registered.................        203,619
    1,750    Axa Colonia Konzern AG.......        172,260
      500    Muenchener Ruckversicherungs-
               Gesellschaft AG............      1,874,221
                                             ------------
                                                4,019,055
                                             ------------
Machinery (0.4%):
      880    AGIV-AG fuer Industrie und
               Verkehrswesen (b)..........         19,020
    3,400    Deutz AG (b).................         28,636
      250    Linde AG.....................        183,067
    1,550    Mannesmann AG................        724,046
                                             ------------
                                                  954,769
                                             ------------
Materials (0.2%):
    5,750    Degussa AG...................        327,138
                                             ------------
Metals -- Steel (0.1%):
    1,000    Thyssen AG...................        227,030
                                             ------------
Retail -- Department Stores (0.3%):
      850    Karstadt AG..................        328,567
    6,384    Metro AG.....................        345,483
                                             ------------
                                                  674,050
                                             ------------
Rubber -- Tires (0.1%):
    4,400    Continental AG...............        112,230
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Germany, Continued:
Shoes & Leather (0.1%):
    1,900    Adidas AG....................   $    223,436
                                             ------------
Telecommunications (0.8%):
   69,850    Deutsche Telekom.............      1,654,255
                                             ------------
Transportation -- Airlines (0.2%):
   19,700    Deutsche Lufthansa AG........        398,984
                                             ------------
Utilities -- Electric & Gas (0.9%):
   14,880    RWE AG.......................        661,869
   10,800    RWE AG, Preferred Shares.....        387,486
   13,782    VEBA AG......................        800,239
                                             ------------
                                                1,849,594
                                             ------------
    Total Germany                              20,694,526
                                             ------------
HOLLAND (5.6%):
Banking (0.8%):
   71,194    ABN Amro Holding NV..........      1,676,943
                                             ------------
Beverages (0.1%):
    1,883    Heineken NV..................        289,617
                                             ------------
Chemicals (0.2%):
    2,766    Akzo Nobel NV................        429,173
                                             ------------
Computer Software (0.1%):
    3,211    Getronics NV.................        111,820
                                             ------------
Financial Services (0.6%):
   27,121    ING Groep NV.................      1,322,245
                                             ------------
Food & Household (1.3%):
   17,740    Koninklijke Ahold NV.........        513,956
   12,724    Philips Electronics NV.......      1,033,901
    5,198    Unilever NV..................      1,143,914
                                             ------------
                                                2,691,771
                                             ------------
Metals -- Steel (0.0%):
      754    Koninklijke Hoogovens NV.....         45,768
                                             ------------
Oil Companies -- Integrated (1.8%):
   66,424    Royal Dutch Petroleum Co.....      3,729,951
                                             ------------
Paper & Related Products (0.0%):
    3,119    NV Konklijke KNP BT..........         71,807
                                             ------------
Publishing & Broadcasting (0.4%):
   23,457    Elsevier NV..................        414,106
    2,461    Wolters Kluwer NV............        324,714
                                             ------------
                                                  738,820
                                             ------------
Telecommunications (0.3%):
   14,086    Royal PTT Nederland NV.......        579,099
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Holland, Continued:
Transportation -- Airlines (0.0%):
    2,680    KLM Royal Dutch Air Lines
               NV.........................   $     95,791
                                             ------------
Transportation -- Misc. (0.0%):
    1,867    Koninklijke Pakhoed NV.......         67,725
                                             ------------
    Total Holland                              11,850,530
                                             ------------
HONG KONG (3.9%):
Banking (0.6%):
   68,255    Bank of East Asia, Ltd.......        283,860
   59,300    Hang Seng Bank, Ltd..........        865,466
   10,700    Wing Lung Bank...............         71,863
                                             ------------
                                                1,221,189
                                             ------------
Hotels & Motels (0.1%):
   51,000    Hong Kong & Shanghai Hotels,
               Ltd........................         69,163
   19,000    Miramar Hotel & Investment,
               Ltd........................         38,527
                                             ------------
                                                  107,690
                                             ------------
Financial Services (0.1%):
   53,000    Peregrine Investment
               Holdings, Ltd..............        117,055
                                             ------------
Diversified (0.8%):
  124,000    Hutchison Whampoa, Ltd.......      1,209,165
   48,000    Swire Pacific, Ltd., Class
               A..........................        455,665
                                             ------------
                                                1,664,830
                                             ------------
Publishing & Broadcasting (0.1%):
   80,000    South China Morning Post
               Holdings, Ltd..............         82,660
   10,000    Television Broadcasts,
               Ltd........................         38,489
                                             ------------
                                                  121,149
                                             ------------
Real Estate (1.4%):
   82,000    Cheung Kong Holdings, Ltd....        910,813
  104,296    Chinese Estates Holdings.....         99,008
   63,000    Hang Lung Development........        123,274
  131,139    Hopewell Holdings, Ltd.......         80,030
   25,000    Hysan Development Co.,
               Ltd........................         79,593
   58,489    New World Development Co.,
               Ltd........................        421,149
   38,000    Shangri-La Asia, Ltd.........         42,454
   20,000    Sino Land Co., Ltd...........         20,923
   75,000    Sun Hung Kai Properties,
               Ltd........................        942,037
   71,000    Wharf Holdings, Ltd..........        298,946
                                             ------------
                                                3,018,227
                                             ------------
Telecommunications (0.4%):
  391,239    Hong Kong Telecommunications,
               Ltd........................      1,018,202
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Hong Kong, Continued:
Transportation -- Airlines (0.1%):
  120,000    Cathay Pacific Airways.......   $    234,807
                                             ------------
Transportation -- Marine (0.0%):
   75,146    Shun Tak Holdings, Ltd.......         45,374
                                             ------------
Utilities -- Electric & Gas (0.3%):
   75,000    China Light & Power Co.,
               Ltd........................        430,092
  151,040    Hong Kong & China Gas Co.,
               Ltd........................        327,731
                                             ------------
                                                  757,823
                                             ------------
    Total Hong Kong                             8,306,346
                                             ------------
IRELAND (0.3%):
Banking (0.1%):
   23,823    Allied Irish Banks PLC.......        220,250
                                             ------------
Building Materials (0.1%):
   10,087    CRH PLC......................        100,086
                                             ------------
Food & Household (0.1%):
   10,642    Greencore Group PLC..........         51,131
    4,102    Kerry Group PLC..............         39,955
   35,771    Waterford Wedgewood PLC......         46,612
                                             ------------
                                                  137,698
                                             ------------
Forest Products (0.0%):
   29,615    Jefferson Smurfit Group
               PLC........................         89,685
                                             ------------
Insurance -- Life (0.0%):
    8,272    Irish Life PLC...............         43,718
                                             ------------
Publishing -- Newspaper (0.0%):
    9,254    Independent Newspapers PLC...         55,914
                                             ------------
    Total Ireland                                 647,351
                                             ------------
ITALY (3.1%):
Automobiles (0.2%):
  122,100    Fiat S.p.A...................        403,763
   26,400    Fiat S.p.A., di Risp.........         46,192
   31,900    Fiat S.p.A., Privileged......         52,165
                                             ------------
                                                  502,120
                                             ------------
Banking (0.4%):
   56,000    Banca Commerciale Italiana...        128,299
   12,000    Banco Ambrosiano Veneto
               S.p.A......................         68,648
   57,500    Credito Italiano.............        114,567
   37,100    Istituto Bancario San Paolo
               di Torina..................        285,743
   16,084    Istituto Mobiliare Italiano
               S.p.A......................        155,297
    8,000    Mediobanca S.p.A.............         54,249
                                             ------------
                                                  806,803
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Italy, Continued:
Building Materials (0.1%):
   38,982    Italcementi S.p.A............   $    270,649
                                             ------------
Diversified (0.1%):
  154,500    Montedison S.p.A.............         99,335
   20,000    Snia BPD S.p.A...............         18,195
                                             ------------
                                                  117,530
                                             ------------
Food & Household (0.0%):
   23,400    Parmalat Finanziaria
               S.p.A......................         32,650
                                             ------------
Forest Products (0.0%):
    4,000    Burgo (Cartiere) S.p.A.......         23,664
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.4%):
   28,775    Assicurazioni Generali.......        589,392
  123,794    Instituto Nazionale delle
               Assicurazioni..............        181,295
    9,075    Riunione Adriatici di Sicurta
               S.p.A......................         75,973
    7,075    Riunione Adriatici di Sicurta
               S.p.A., di Risp............         33,879
    5,000    Societa Assicuratrice
               Industriale................         45,431
                                             ------------
                                                  925,970
                                             ------------
Office Automation & Equipment (0.0%):
   52,800    Olivetti Group (b)...........         19,891
                                             ------------
Oil & Gas Exploration, Production, & Services (0.7%):
  256,983    ENI S.p.A....................      1,503,818
                                             ------------
Publishing & Broadcasting (0.1%):
   33,484    Mediaset S.p.A...............        152,306
   12,499    Mondadori (Arnoldo) Editore
               S.p.A......................         76,595
                                             ------------
                                                  228,901
                                             ------------
Rubber -- Tires (0.1%):
   61,000    Pirelli S.p.A................        165,288
                                             ------------
Telecommunication Equipment (0.0%):
    3,500    Sirti S.p.A..................         19,075
                                             ------------
Telecommunications (0.9%):
  130,376    Telecom Italia S.p.A.........        829,516
   34,884    Telecom Italia S.p.A.-RNC....        124,700
  219,437    Telecom Italia Mobile
               S.p.A......................        740,948
   60,025    Telecom Italia Mobile
               S.p.A.-RNC.................        103,852
                                             ------------
                                                1,799,016
                                             ------------
Textiles (0.0%):
    5,340    Benetton Group S.p.A.........         79,873
                                             ------------
Utilities -- Electric & Gas (0.1%):
   16,000    Edison S.p.A.................         74,385
   19,000    Italgas S.p.A................         58,217
                                             ------------
                                                  132,602
                                             ------------
    Total Italy                                 6,627,850
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
JAPAN (29.9%):
Automobiles (2.4%):
   30,000    Honda Motor Co., Ltd.........   $  1,003,378
   85,000    Nissan Motor Co., Ltd........        583,657
  116,000    Toyota Motor Corp............      3,556,417
                                             ------------
                                                5,143,452
                                             ------------
Banking (5.0%):
   13,000    77 Bank......................        126,267
   66,000    Asahi Bank, Ltd..............        495,000
   18,000    Ashikaga Bank, Ltd...........         54,426
  151,000    Bank of Tokyo-Mitsubishi,
               Ltd........................      2,805,742
   42,000    Bank of Yokohama, Ltd........        212,483
   22,000    Chiba Bank, Ltd..............        111,486
   86,000    Fuji Bank, Ltd...............      1,118,581
   13,000    Gunma Bank, Ltd..............        108,589
   18,000    Hokuriku Bank................         52,145
   91,000    Industrial Bank of Japan,
               Ltd........................      1,268,158
   39,000    Joyo Bank....................        216,740
   35,000    Mitsubishi Trust & Banking...        511,402
   34,000    Mitsui Trust & Banking.......        211,638
  117,000    Sakura Bank, Ltd.............        716,427
   34,000    Shizuoka Bank................        367,567
   98,000    Sumitomo Bank, Ltd...........      1,572,634
   58,000    Tokai Bank...................        543,750
   50,000    Yasuda Trust & Banking.......        192,145
                                             ------------
                                               10,685,180
                                             ------------
Beverages (0.3%):
    9,000    Asahi Breweries, Ltd.........        136,824
   27,000    Kirin Brewery Co., Ltd.......        250,844
   12,000    Sapporo Breweries, Ltd.......         91,216
    5,000    Takara Shuzo, Ltd............         33,150
                                             ------------
                                                  512,034
                                             ------------
Building Materials (0.4%):
   44,000    Chichibu Onoda Cement
               Corp.......................        144,932
   10,000    Nihon Cement Co., Ltd........         40,625
    9,000    Sanwa Shutter Corp...........         74,417
   12,000    Tostem Corp..................        269,594

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Building Materials, Continued:
   13,000    Toto, Ltd....................   $    160,304
    6,000    Toyo Seikan Kaisha, Ltd......        100,845
                                             ------------
                                                  790,717
                                             ------------
Chemicals (1.2%):
   51,000    Asahi Chemical Industry Co.,
               Ltd........................        277,829
   21,000    Dainippon Ink & Chemical,
               Inc........................         86,022
   18,000    Daicel Chemical Industries...         64,916
   33,000    Denki Kagaku Kogyo Kabushiki
               Kaisha.....................         76,647
   13,000    Kaneka Corp..................         79,823
   91,000    Mitsubishi Chemical Corp.....        236,723
   25,000    Mitsui Toatsu Chemical,
               Inc........................         61,233
   11,000    Nippon Shokubai K.K. Co......         76,833
   21,000    Sekisui Chemical Co., Ltd....        177,365
   11,000    Shin-Etsu Chemical Co.,
               Ltd........................        314,020
   37,000    Showa Denko K. K. (b)........         81,562
   65,000    Sumitomo Chemical Co.........        262,415
   90,000    Toray Industries, Inc........        591,385
   35,000    Tosoh Corp. (b)..............        106,123
   39,000    Ube Industries, Ltd..........        100,464
                                             ------------
                                                2,593,360
                                             ------------
Construction & Housing (0.5%):
   22,000    Aoki Corp. (b)...............         14,493
   19,000    Daiwa House Industry Co.,
               Ltd........................        215,034
   40,000    Fujita Corp..................         44,932
   52,000    Haseko Corp. (b).............         54,020
   25,000    Kajima Corp..................        129,434
    4,000    Misawa Homes.................         21,655
   25,000    Obayashi Corp................        146,537
   21,000    Penta-Ocean Construction.....         52,677
   17,000    Sekisui House, Ltd...........        162,247
   19,000    Shimizu Corp.................         97,888
   36,000    Taisei Corp..................        145,034
                                             ------------
                                                1,083,951
                                             ------------
Data Processing (0.4%):
   53,000    Fujitsu, Ltd.................        778,885
                                             ------------
Diversified (0.6%):
   10,000    Ebara Corp...................        140,203
    7,000    Kurita Water.................        202,787
   10,000    Makita Corp..................        150,338
   34,000    Mitsubishi Materials.........        117,736
   19,000    NSK, Ltd.....................        116,022

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Diversified, Continued:
   12,000    Shimano, Inc.................   $    297,973
    6,000    Toyoda Automatic Loom
               Works......................        131,757
                                             ------------
                                                1,156,816
                                             ------------
Electrical & Electronic (1.1%):
    7,000    Dainippon Screen MFG Co.,
               Ltd........................         80,405
   96,000    Hitachi, Ltd.................      1,086,486
   73,000    Mitsubishi Electric Corp.....        400,760
   47,000    NEC Corp.....................        682,770
                                             ------------
                                                2,250,421
                                             ------------
Electronic Components (1.7%):
    4,620    Advantest Corp...............        429,223
    8,000    Alps Electric Co., Ltd.......        113,513
    6,700    Fanuc, Ltd...................        313,496
    7,000    Kyocera Corp.................        603,040
    7,000    Murata Manufacturing Co.,
               Ltd........................        329,307
    3,000    Nitto Denko Co...............         61,824
    6,000    Omron Corp...................        141,385
    5,000    Pioneeer Electronic Corp.....        125,422
    6,000    Rohm Co., Ltd................        785,473
    3,000    Secom Co., Ltd...............        219,679
    3,300    Tokyo Electron, Ltd..........        204,020
    2,000    Uniden Corp..................         33,108
   24,000    Yokogawa Electric Corp.......        218,919
                                             ------------
                                                3,578,409
                                             ------------
Engineering (0.2%):
    7,500    Daito Trust Construction
               Co.........................         80,448
    5,000    Kandenko Co., Ltd............         38,851
   19,000    Kinden Corp..................        272,804
   46,000    Kumagi Gumi Co., Ltd.........         56,334
    9,000    Toa Corp.....................         29,721
                                             ------------
                                                  478,158
                                             ------------
Entertainment (0.1%):
    3,400    Sega Enterprise, Ltd.........        103,378
      700    Toho Co., Ltd................        110,557
    7,000    Tokyo Dome Corp..............         85,135
                                             ------------
                                                  299,070
                                             ------------
Financial Services (0.9%):
   12,500    Credit Saison................        384,290
   34,000    Daiwa Securities Co., Ltd....        233,463
   14,000    Jaccs Co., Ltd...............         93,412
   58,000    Nomura Securities Co.,
               Ltd........................        822,973
    2,000    Orix Corp....................        161,486

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Financial Services, Continued:
    4,000    Yamaguchibank................   $     58,108
   70,000    Yamaichi Securities Co.,
               Ltd........................        153,716
                                             ------------
                                                1,907,448
                                             ------------
Food & Household (0.4%):
   19,000    Ajinomoto Co., Inc...........        182,939
   35,000    Kao Corp.....................        526,182
   15,000    Meiji Seika..................         76,647
   11,000    Nichirei Corp................         46,824
                                             ------------
                                                  832,592
                                             ------------
Food Processing & Packaging (0.2%):
   15,000    House Foods Industry.........        272,382
   10,000    Meiji Milk Products Co.,
               Ltd........................         43,834
    3,000    Nissin Food Products Co.,
               Ltd........................         73,226
    5,000    Yamazaki Baking Co., Ltd.....         76,858
                                             ------------
                                                  466,300
                                             ------------
Forest Products (0.3%):
   56,000    Oji Paper Co., Ltd...........        293,243
   43,000    Nippon Paper Industries
               Co.........................        232,432
   15,000    Sumitomo Forestry Co.,
               Ltd........................        143,159
                                             ------------
                                                  668,834
                                             ------------
Health Care (1.6%):
   13,000    Chugai Pharmaceutical Co.,
               Ltd........................        115,287
   13,000    Daiichi Pharmaceutical.......        232,770
   15,000    Eisai Co., Ltd...............        311,655
   35,000    Kyowa Hakko Kogyo............        224,071
   14,000    Sankyo Co., Ltd..............        500,169
   23,000    Shiseido Co., Ltd............        382,686
   11,000    Taisho Pharmaceutical Co.....        287,077
   35,000    Takeda Chemical Industries...      1,061,232
   10,000    Yamanouchi Pharmaceutical
               Co., Ltd...................        270,270
                                             ------------
                                                3,385,217
                                             ------------
Hotels & Motels (0.0%):
    4,000    Fujita Kanko, Inc............         45,270
                                             ------------
Household Goods (1.5%):
   66,000    Matsushita Electric
               Industrial Co..............      1,376,857
   68,000    Sanyo Electric Co., Ltd......        284,865
   37,000    Sharp Corp...................        475,000
   10,500    Sony Corp....................      1,046,452
                                             ------------
                                                3,183,174
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Housewares (0.1%):
   26,000    Asahi Glass Co., Ltd.........   $    234,966
   22,000    Nippon Sheet Glass Co.,
               Ltd........................         69,493
                                             ------------
                                                  304,459
                                             ------------
Industrial Goods & Services (0.8%):
   26,000    Denso Corp...................        643,412
   43,000    Furukawa Electric............        287,272
    8,000    NGK Insulators, Ltd..........         86,486
   11,000    NGK Sparkplug Co., Ltd.......        114,274
   29,000    Sumitomo Electric
               Industries.................        482,517
                                             ------------
                                                1,613,961
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.5%):
   22,000    Mitsui Marine & Fire
               Insurance..................        151,064
    9,000    Nichido Fire & Marine
               Insurance..................         63,015
   23,000    Nippon Fire & Marine
               Insurance..................        117,137
   24,000    Sumitomo Marine & Fire.......        183,446
   51,000    Tokio Marine & Fire
               Insurance..................        650,422
                                             ------------
                                                1,165,084
                                             ------------
Leisure (0.1%):
   16,000    Konica Corp..................        103,649
                                             ------------
Machinery (0.8%):
   10,000    Amada Co., Ltd...............         77,111
    9,000    Daikin Industries, Ltd.......         83,615
   36,000    Komatsu, Ltd.................        245,676
   62,000    Kubota Corp..................        267,061
  104,000    Mitsubishi Heavy Industries,
               Ltd........................        733,445
   44,000    Mitsui Engineering &
               Shipbuilding Co., Ltd.
               (b)........................         78,784
    6,000    Mori Seiki Co., Ltd..........         91,216
                                             ------------
                                                1,576,908
                                             ------------
Merchandising (0.6%):
   16,000    Daiei, Inc...................        121,757
   15,000    Ito-Yokado Co., Ltd..........        855,152
    9,000    JUSCO Co., Ltd...............        250,844
   18,000    Seiyu, Ltd...................        122,686
                                             ------------
                                                1,350,439
                                             ------------
Metals -- Non Ferrous (0.2%):
   35,000    Nippon Light Metal Co.,
               Ltd........................        110,853
   25,000    NTN Corp.....................        132,812
   20,000    Sumitomo Metal Mining Co.....        115,372
                                             ------------
                                                  359,037
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Metals -- Steel (0.8%):
   24,000    Daido Steel Co., Ltd.........   $     63,851
   96,000    Kawasaki Steel Corp..........        272,432
  255,000    Nippon Steel Co..............        715,034
  149,000    NKK Corp.....................        271,824
  130,000    Sumitomo Metal Industries....        327,196
                                             ------------
                                                1,650,337
                                             ------------
Oil & Gas Exploration, Production, & Services (0.2%):
   28,000    Cosmo Oil Co., Ltd...........        106,419
   39,000    Japan Energy Corp............         87,289
   17,000    Mitsubishi Oil Co., Ltd......         71,360
   48,000    Nippon Oil Co., Ltd..........        217,297
                                             ------------
                                                  482,365
                                             ------------
Printing -- Commercial (0.5%):
   26,000    Dai Nippon Printing Co.,
               Ltd........................        595,101
   29,000    Toppan Printing Co., Ltd.....        465,371
                                             ------------
                                                1,060,472
                                             ------------
Publishing & Broadcasting (0.1%):
   17,000    Tokyo Broadcasting System,
               Inc........................        281,419
                                             ------------
Real Estate (0.4%):
   39,000    Mitsubishi Estate Co.,
               Ltd........................        556,672
   24,000    Mitsui Fudosan Co., Ltd......        308,108
                                             ------------
                                                  864,780
                                             ------------
Recreation (0.9%):
   24,000    Canon, Inc...................        766,216
   41,000    Citizen Watch Co., Ltd.......        346,284
   16,000    Fuji Photo Film Co...........        672,973
   13,000    Olympus Optical Co., Ltd.....        109,688
                                             ------------
                                                1,895,161
                                             ------------
Retail -- Apparel/Shoes (0.1%):
    5,900    Aoyama Trading Co., Ltd......        176,900
                                             ------------
Retail -- Department Stores ( 0.4%):
    7,000    Hankyu Department Stores,
               Inc........................         60,895
    6,000    Istetan......................         62,331
   10,000    Marui Co., Ltd...............        168,919
   27,000    Mitsukoshi, Ltd..............        166,013
   21,000    Mycal Corp...................        274,916
   19,000    Takashimaya Co., Ltd.........        216,638
                                             ------------
                                                  949,712
                                             ------------
Retail -- Specialty Stores (0.1%):
    4,000    Hoya Corp....................        202,703
                                             ------------
Rubber & Rubber Products (0.3%):
   25,000    Bridgestone Corp.............        599,662
   31,000    Okamoto Industries, Inc......        113,108
                                             ------------
                                                  712,770
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Textiles (0.1%):
   26,000    Teijin, Ltd..................   $    111,993
   31,000    Toyobo, Ltd..................         70,693
                                             ------------
                                                  182,686
                                             ------------
Transportation -- Airlines (0.1%):
   52,000    Japan Airlines (b)...........        227,061
                                             ------------
Transportation -- Rail (1.2%):
      161    East Japan Railway...........        692,137
   27,000    Hankyu Corp..................        140,701
   46,000    Kinki Nippon Railway.........        262,635
   18,000    Nagoya Railroad Co., Ltd.....         67,196
   35,000    Nankai Electric Railway......        172,931
   53,000    Nippon Express Co., Ltd......        356,765
   27,000    Odakyu Electric Railway......        147,998
   33,000    Tobu Railway Co., Ltd........        139,916
   51,000    Tokyu Corp...................        277,829
   16,000    Yamato Transport Co., Ltd....        202,703
                                             ------------
                                                2,460,811
                                             ------------
Transportation -- Shipping (0.1%):
   71,000    Kawasaki Kisen Kaisha, Ltd.
               (b)........................        119,933
   31,000    Mitsui O.S.K. Lines, Ltd.
               (b)........................         54,983
   35,000    Nippon Yusen Kabushiki
               Kaish......................        124,451
                                             ------------
                                                  299,367
                                             ------------
Utilities -- Electric & Gas (0.9%):
   25,300    Kansai Electric Power Co.,
               Inc........................        487,196
   82,000    Osaka Gas Co., Ltd...........        197,382
   15,600    Tohoku Electric Power........        259,561
   36,600    Tokyo Electric Power.........        689,341
  143,000    Tokyo Gas Co., Ltd...........        355,084
                                             ------------
                                                1,988,564
                                             ------------
Utilities -- Telecommunications (0.9%):
      179    Nippon Telegraph & Telephone
               Corp.......................      1,814,188
                                             ------------
Wholesale (0.9%):
   63,000    Itochu Corp..................        296,377
   65,000    Marubeni Corp................        271,199
   48,000    Mitsubishi Corp..............        514,865
   46,000    Mitsui & Co..................        439,020

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Japan, Continued:
Wholesale, Continued:
   17,000    Nagase & Co. Ltd.............   $    117,736
   29,000    Sumitomo Corp................        254,730
                                             ------------
                                                1,893,927
                                             ------------
    Total Japan                                63,456,048
                                             ------------
MALAYSIA (1.9%):
Agriculture & Livestock (0.1%):
  123,000    Golden Hope Plantations
               Berhad.....................        195,007
   67,000    Highlands & Lowlands
               Berhad.....................         95,042
                                             ------------
                                                  290,049
                                             ------------
Automobiles (0.1%):
   11,000    Edaran Otomobile Nasional
               Berhard....................         88,867
   25,000    Perusahaan Otomobil Nasional
               Berhad.....................        109,045
                                             ------------
                                                  197,912
                                             ------------
Banking (0.3%):
   74,000    RHB Capital Berhad...........        200,681
   40,000    Malayan Banking Berhad.......        379,288
                                             ------------
                                                  579,969
                                             ------------
Building Materials (0.0%):
   16,000    Hume Industries Berhad.......         60,686
   99,000    Pan Malaysia-Cement Works
               Berhad.....................        105,514
                                             ------------
                                                  166,200
                                             ------------
Engineering & Construction (0.1%):
   28,000    United Engineers, Ltd........        195,409
                                             ------------
Financial Services (0.2%):
   38,000    AMMB Holdings Berhad.........        216,194
   74,333    Public Bank Berhad...........        106,572
                                             ------------
                                                  322,766
                                             ------------
Leisure (0.1%):
  100,500    Magnum Corp. Berhad..........        128,840
   66,000    Resorts World Berhad.........        188,999
                                             ------------
                                                  317,839
                                             ------------
Diversified (0.3%):
   95,000    Amsteel Corp. Berhad.........         67,741
   66,000    Multi-Purpose Holdings
               Berhad.....................         82,108
   30,500    YTL Corp. Berhad.............         96,017
   85,000    Land & General Berhad........         90,593
   87,000    Sime Darby Berhad............        273,884
                                             ------------
                                                  610,343
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Malaysia, Continued:
Real Estate (0.1%):
   80,000    Hong Leong...................   $     81,926
   33,000    Malaysian Resources Corp.
               Berhad.....................         76,977
                                             ------------
                                                  158,903
                                             ------------
Telecommunication Equipment (0.0%):
   30,000    Technology Resources
               Industries Berhad (b)......         43,467
                                             ------------
Telecommunications (0.2%):
  123,500    Telekom Malaysia Berhad......        454,369
                                             ------------
Tobacco (0.1%):
   12,000    Rothmans of Pall Mall
               Berhad.....................        125,165
                                             ------------
Transportation -- Airlines (0.0%):
   25,000    Malaysian Airline System
               Berhad.....................         61,160
                                             ------------
Transportation -- Shipping (0.0%):
   36,000    Malaysian International
               Shipping Berhad............         91,484
                                             ------------
Utilities -- Electric & Gas (0.2%):
  101,000    Tenaga Nasional Berhad.......        406,066
                                             ------------
    Total Malaysia                              4,021,101
                                             ------------
NEW ZEALAND (0.3%):
Beverages (0.0%):
   13,326    Lion Nathan, Ltd.............         34,575
                                             ------------
Building Materials (0.0%):
   19,165    Fletcher Challenge
               Building...................         55,195
                                             ------------
Diversified (0.1%):
   66,325    Brierley Investments, Ltd....         60,660
                                             ------------
Forest Products (0.1%):
   49,289    Carter Holt Harvey, Ltd......        119,891
   34,261    Fletcher Challenge, Ltd......         44,891
   40,163    Fletcher Challenge Paper.....         91,180
                                             ------------
                                                  255,962
                                             ------------
Oil & Gas Exploration, Production, & Services (0.0%):
    4,729    Fletcher Challenge Energy
               (b)........................         16,227
                                             ------------
Telecommunications (0.1%):
   60,102    Telecom Corp. of New Zealand,
               Ltd........................        306,031
                                             ------------
    Total New Zealand                             728,650
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
NORWAY (0.5%):
Building -- Heavy Construction (0.1%):
    1,450    Kvaerner ASA.................   $     84,287
                                             ------------
Chemicals (0.0%):
    1,200    Dyno Industrier ASA..........         32,594
                                             ------------
Diversified (0.1%):
    1,250    Orkla ASA....................         90,539
                                             ------------
Energy (0.2%):
    8,550    Norsk Hydro ASA..............        445,955
                                             ------------
Forest Products (0.0%):
      700    Norske Skogindustrier ASA,
               Class A....................         26,361
                                             ------------
Health Care (0.0%):
    1,050    Nycomed ASA, Class A.........         20,942
    1,600    Nycomed ASA, Class B.........         29,602
                                             ------------
                                                   50,544
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
   13,624    Storebrand ASA (b)...........         86,345
                                             ------------
Oil & Gas Exploration, Production, & Services (0.1%):
    1,700    Petroleum Geo-Services ASA
               (b)........................         91,235
                                             ------------
Transportation -- Marine (0.0%):
    2,400    Bergesen d,y, ASA, Class A...         61,567
                                             ------------
Utilities -- Electric & Gas (0.0%):
   10,950    Hafslund ASA, Class A........         67,530
    1,600    Hafslund ASA, Class B........          8,398
                                             ------------
                                                   75,928
                                             ------------
    Total Norway                                1,045,355
                                             ------------
SINGAPORE (1.2%):
Automobiles (0.0%):
    7,000    Cycle & Carriage, Ltd........         61,386
                                             ------------
Banking (0.4%):
   15,000    Development Bank of
               Singapore, Ltd.............        194,763
   30,135    Oversea-Chinese Banking
               Corp., Ltd.................        303,189
   25,000    United Overseas Bank, Ltd....        271,920
                                             ------------
                                                  769,872
                                             ------------
Beverages (0.1%):
   10,000    Fraser & Neave, Ltd..........         67,980
                                             ------------
Diversified (0.1%):
   50,750    Keppel Corp..................        217,349
   77,000    United Industrial Corp.......         60,720
                                             ------------
                                                  278,069
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Singapore, Continued:
Electrical & Electronic (0.0%):
   29,000    Amcol Holdings, Ltd. (b).....   $     51,651
                                             ------------
Hotels & Motels (0.0%):
   13,200    Shangri-La Hotel, Ltd........         36,611
                                             ------------
Metals -- Steel (0.1%):
   26,000    NatSteel, Ltd................         73,174
                                             ------------
Publishing & Broadcasting (0.1%):
    9,000    Singapore Press Holdings,
               Ltd........................        170,698
                                             ------------
Real Estate (0.1%):
   21,000    City Developments............        178,447
   20,000    DBS Land, Ltd................         62,270
                                             ------------
                                                  240,717
                                             ------------
Telecommunications (0.2%):
  198,000    Singapore Telecommunications,
               Ltd........................        375,535
                                             ------------
Transportation -- Airlines (0.1%):
   33,000    Singapore Airlines, Ltd......        309,581
                                             ------------
Transportation -- Marine (0.0%):
   47,000    Neptune Orient Lines, Ltd....         38,341
                                             ------------
    Total Singapore                             2,473,615
                                             ------------
SPAIN (2.2%):
Banking (0.7%):
    4,326    Corporacion Bancaria de
               Espana SA..................        239,349
   24,685    Banco Bilbao Vizcaya SA......        645,479
    3,925    Banco Central
               Hispanoamericano...........        150,596
   18,813    Banco Santander SA...........        526,509
                                             ------------
                                                1,561,933
                                             ------------
Business & Public Services (0.1%):
    8,972    Autopistas Concesionaria
               Espanola SA................        105,008
                                             ------------
Construction & Housing (0.0%):
      640    Fomento de Construccion y
               Contratas SA...............         78,826
                                             ------------
Diversified (0.0%):
      579    Corporacion Financiera Alba
               SA.........................         66,908
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.0%):
    1,047    Corporacion Mapfre...........         58,671
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Spain, Continued:
Manufacturing (0.1%):
      822    Zardoya Otis SA (b)..........   $     95,412
                                             ------------
Metal -- Steel (0.1%):
      589    Acerinox, Registered.........        107,412
                                             ------------
Oil & Gas Exploration, Production & Services (0.2%):
   10,348    Repsol.......................        415,054
                                             ------------
Real Estate (0.0%):
    1,062    Inmobiliaria Metropolitana
               Vasco Central SA...........         37,460
    1,915    Vallehermoso SA..............         45,320
                                             ------------
                                                   82,780
                                             ------------
Telecommunications (0.4%):
   28,602    Telefonica de Espana.........        768,192
                                             ------------
Tobacco (0.0%):
    1,563    Tabacalera SA................         83,555
                                             ------------
Utilities -- Electric & Gas (0.6%):
   32,384    Empresa Nacional de
               Electridad SA..............        668,250
    4,656    Gas Natural SDG SA...........        228,184
   22,505    Iberdrola SA.................        250,338
    9,913    Union Electrica Fenosa.......         78,946
                                             ------------
                                                1,225,718
                                             ------------
    Total Spain                                 4,649,469
                                             ------------
SWEDEN (2.8%):
Automobiles (0.2%):
    5,637    Volvo AB, Class A............        150,785
    9,615    Volvo AB, Class B............        257,797
                                             ------------
                                                  408,582
                                             ------------
Automotive Parts (0.0%):
    1,200    Autoliv, Inc.................         42,196
                                             ------------
Banking (0.2%):
   17,259    Skandinaviska Enskildea
               Banken, Class A............        198,320
    6,651    Svenska Handelsbanken, Class
               A..........................        206,307
                                             ------------
                                                  404,627
                                             ------------
Building Materials (0.0%):
    1,200    Scancem AB, Class A..........         46,868
                                             ------------
Chemicals (0.1%):
    7,858    AGA AB, Class A..............        113,485
    7,650    AGA AB, Class B..............        107,119
                                             ------------
                                                  220,604
                                             ------------

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Sweden, Continued:
Construction & Housing (0.1%):
    3,259    Skanska AB, Class B..........   $    139,972
                                             ------------
Electrical & Electronic (0.8%):
   19,850    ABB AB, Class A..............        265,485
    5,500    ABB AB, Class B..............         73,906
   29,527    Ericsson LM, Class B.........      1,333,057
                                             ------------
                                                1,672,448
                                             ------------
Forest Products (0.2%):
   10,416    Stora Kopparbergs Bergslags
               Aktiebolag, Class A........        171,357
    8,510    Svenska Cellulosa AB, Class
               B..........................        204,124
                                             ------------
                                                  375,481
                                             ------------
Health Care (0.6%):
   64,752    Astra AB, Class A............      1,162,839
   12,833    Astra AB, Class B............        215,955
                                             ------------
                                                1,378,794
                                             ------------
Household Goods (0.1%):
    2,991    Electrolux AB, Class B.......        231,381
                                             ------------
Industrial Goods & Services (0.1%):
    3,000    S.K.F. AB, Class B...........         80,247
    2,000    Trelleborg AB, Class B.......         32,652
                                             ------------
                                                  112,899
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.1%):
    6,066    Skanddia Forsakrings AB......        246,819
                                             ------------
Machinery (0.1%):
    4,120    Atlas Copco AB, Class A......        118,485
                                             ------------
Metals -- Aluminum (0.0%):
    1,495    Granges AB (b)...............         22,154
                                             ------------
Real Estate (0.0%):
    1,455    Diligentia AB (b)............         18,546
                                             ------------
Retail -- Apparel/Shoes (0.2%):
    9,585    Hennes & Mauritz AB, Class
               B..........................        403,845
                                             ------------
Tobacco (0.0%):
   20,354    Swedish Match AB.............         64,670
                                             ------------
    Total Sweden                                5,908,371
                                             ------------
SWITZERLAND (6.3%):
Banking (1.1%):
    5,974    Credit Suisse Group,
               Registered.................        805,951
      678    Union Bank of Switzerland,
               Bearer.....................        755,066

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Switzerland, Continued:
Banking, Continued:
    2,621    Schweizerische Bankverein,
               Registered.................   $    708,930
      695    Union Bank of Switzerland....        154,202
                                             ------------
                                                2,424,149
                                             ------------
Building Materials (0.2%):
      351    Holderbank Financiere Glarus
               AG, Class B................        327,991
                                             ------------
Business & Public Services (0.2%):
      550    Adecco SA....................        214,235
       49    Societe Generale de
               Surveillance Holding SA....         98,835
      116    Societe Generale de
               Surveillance, Registered...         43,036
                                             ------------
                                                  356,106
                                             ------------
Chemicals (1.6%):
      204    Novartis-Bearer..............        327,156
    1,961    Novartis, Registered.........      3,147,462
                                             ------------
                                                3,474,618
                                             ------------
Construction & Housing (0.0%):
       25    Schindler Holding AG.........         32,884
       25    Schindler Holding AG,
               Registered.................         32,653
                                             ------------
                                                   65,537
                                             ------------
Electrical & Electronic (0.2%):
      260    ABB AG, Bearer...............        369,507
                                             ------------
Food & Household Goods (0.8%):
    1,260    Nestle SA, Registered........      1,599,038
                                             ------------
Health Care (1.4%):
       50    Roche Holding AG, Bearer.....        767,795
      222    Roche Holding AG,
               Genussshein................      2,147,148
                                             ------------
                                                2,914,943
                                             ------------
Insurance -- Property, Casualty, Health & Other (0.6%):
      482    Schweiz Rueckversicherungs-
               Gesellschaft, Registered...        700,948
    1,600    Zurich
               Versicherungs-Gesellschaft,
               Registered.................        651,799
                                             ------------
                                                1,352,747
                                             ------------
Metals -- Non Ferrous (0.1%):
      120    Alusuisse-Lonza Holding AG,
               Registered.................        109,118
                                             ------------
                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
COMMON STOCKS, CONTINUED:
Switzerland, Continued:
Retail -- Jewelry (0.1%):
      106    SMH AG, Bearer...............   $     60,637
      673    SMH AG, Registered...........         91,685
                                             ------------
                                                  152,322
                                             ------------
Retail -- Restaurants (0.0%):
      280    Valora Holding, Registered...         63,420
                                             ------------
Transportation -- Airlines (0.0%):
       70    Sairgroup (b)................         89,854
                                             ------------
    Total Switzerland                          13,299,350
                                             ------------
    Total Common Stock                        209,757,347
                                             ------------
PREFERRED STOCK (0.0%):
BRITAIN (0.0%):
    2,835    Northern Electric PLC........          5,455
                                             ------------
    Total Preferred Stock                           5,455
                                             ------------
RIGHT & WARRANTS (0.0%):
RIGHTS (0.0%):
FRANCE (0.0%):
    4,019    CIE Generale des Eaux........          2,401
MALAYSIA (0.0%):
   39,000    Multi-Purpose Holdings
               Berhad.....................         18,934
                                             ------------
    Total Rights                                   21,335
                                             ------------
WARRANTS (0.0%):
BELGIUM (0.0%):
      329    Soc Gen Bru Put Warrants.....          2,421
                                             ------------
HONG KONG (0.0%):
    1,250    Hysan Development Co.,Ltd....            549
    5,600    Hong Kong & China Gas Co.,
               Ltd........................          7,269
                                             ------------
                                                    7,818
                                             ------------
SWITZERLAND (0.0%):
      195    Schweizerische Bankverein,
               Registered.................          2,167
      209    Roche Holding AG.............         21,907
                                             ------------
                                                   24,074
                                             ------------
    Total Warrants                                 34,313
                                             ------------
    Total Rights & Warrants                        55,648
                                             ------------

                                   Continued

QUALIVEST FUNDS
INTERNATIONAL OPPORTUNITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES               DESCRIPTION               VALUE
---------    -----------------------------   ------------
PREFERRED STOCK, CONTINUED:
INVESTMENT COMPANIES (1.2%):
2,621,860    Bank of New York Cash
               Reserve....................   $  2,621,860
                                             ------------
    Total Investment Companies                  2,621,860
                                             ------------
    Total (Cost $180,040,369)(a)             $212,440,310
                                             ============

---------

Percentages are based on net assets of $212,143,361.

(a)  Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $351,220.
     Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
               Unrealized appreciation...  $ 45,881,748
               Unrealized depreciation...   (13,833,027)
                                           ------------
               Net unrealized
                 appreciation............  $ 32,048,721
                                           ============
(b)  Non-income producing security.

                        OPEN FORWARD CURRENCY CONTRACTS


                                                                      CONTRACT VALUE     APPRECIATION
                                                                         CURRENCY       (DEPRECIATION)
                                                                      --------------    --------------
                                                                               (U.S. DOLLARS)
                                                                      --------------------------------
Currency Purchased:
Australian Dollar..................................................      $118,169          $  1,083
British Pounds.....................................................       280,584            (2,277)
Spanish Peseta.....................................................        91,951              (489)
French Franc.......................................................       192,416              (357)
Malaysian Dollar...................................................        78,761              (345)
                                                                      --------------    --------------
Net payable for forward currency contracts purchased...............      $761,881          $ (2,385)
                                                                       ==========        ==========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED CONSERVATIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (99.9%):
 397,410   Qualivest Diversified Bond Fund
             (Class Y).....................   $ 4,121,142
 391,078   Qualivest Intermediate Bond Fund
             (Class Y).....................     3,981,169
  78,998   Qualivest International
             Opportunities Fund (Class
             Y)............................       977,201
  95,395   Qualivest Large Companies Value
             Fund (Class Y)................     1,528,232
 291,293   Qualivest Money Market Fund
             (Class Y).....................       291,293
  58,742   Qualivest Optimized Stock Fund
             (Class Y).....................     1,013,886
  35,216   Qualivest Small Companies Value
             Fund (Class Y)................       629,319
                                              -----------
                 Total Investment Companies    12,542,242
                                              -----------
    Total (Cost -- $11,637,761)(a)            $12,542,242
                                              ===========

---------

Percentages indicated are based on net assets of $12,553,912.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,943. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation......   $904,706
               Unrealized depreciation......     (4,168)
                                               --------
               Net unrealized
                 appreciation...............   $900,538
                                               ========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                       SECURITY                 MARKET
  SHARES              DESCRIPTION               VALUE
----------   -----------------------------   ------------
INVESTMENT COMPANIES (100.0%):
 3,034,311   Qualivest Diversified Bond
               Fund (Class Y).............   $ 31,465,803
 1,913,410   Qualivest Intermediate Bond
               Fund (Class Y).............     19,478,518
 1,575,155   Qualivest International
               Opportunities Fund (Class
               Y)                              19,484,662
 1,890,927   Qualivest Large Companies
               Value Fund (Class Y).......     30,292,647
 3,904,747   Qualivest Money Market Fund
               (Class Y)..................      3,904,747
 1,126,384   Qualivest Optimized Stock
               Fund (Class Y).............     19,441,395
   622,258   Qualivest Small Companies
               Value Fund (Class Y).......     11,119,749
                                             ------------
    Total Investment Companies                135,187,521
                                             ------------
    Total (Cost -- $118,926,916)(a)          $135,187,521
                                             ============

---------

Percentages indicated are based on net assets of $135,220,720.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $197,753. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation...   $16,260,789
               Unrealized depreciation...      (197,937)
                                            -----------
               Net unrealized
                 appreciation............   $16,062,852
                                            ===========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (99.9%):
 298,760   Qualivest Diversified Bond Fund
             (Class Y).....................   $ 3,098,139
 192,937   Qualivest Intermediate Bond Fund
             (Class Y).....................     1,964,095
 445,549   Qualivest International
             Opportunities Fund (Class
             Y)............................     5,511,445
 502,144   Qualivest Large Companies Value
             Fund (Class Y)................     8,044,346
 823,291   Qualivest Money Market Fund
             (Class Y).....................       823,291
 314,778   Qualivest Optimized Stock Fund
             (Class Y).....................     5,433,060
 206,515   Qualivest Small Companies Value
             Fund (Class Y)................     3,690,422
                                              -----------
    Total Investment Companies                 28,564,798
                                              -----------
    Total (Cost -- $24,760,547)(a)            $28,564,798
                                              ===========

---------

Percentages indicated are based on net assets of $28,588,626.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $10,549. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....   $3,805,108
               Unrealized depreciation....      (11,406)
                                             ----------
               Net unrealized
                 appreciation.............   $3,793,702
                                             ==========

                       See notes to financial statements.

QUALIVEST FUNDS
ALLOCATED AGGRESSIVE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1997

                       SECURITY                 MARKET
 SHARES              DESCRIPTION                 VALUE
--------   --------------------------------   -----------
INVESTMENT COMPANIES (100.0%):
 650,327   Qualivest International
             Opportunities Fund (Class Y)     $ 8,044,548
 661,079   Qualivest Large Companies Value
             Fund (Class Y)................    10,590,482
 839,679   Qualivest Money Market Fund
             (Class Y).....................       839,679
 380,831   Qualivest Optimized Stock Fund
             (Class Y).....................     6,573,144
 385,226   Qualivest Small Companies Value
             Fund (Class Y)................     6,883,995
                                              -----------
    Total Investment Companies                 32,931,848
                                              -----------
    Total (Cost -- $27,878,753)(a)            $32,931,848
                                              ===========

---------

Percentages indicated are based on net assets of $32,927,314.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $18,171. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation....   $5,054,833
               Unrealized depreciation....      (19,909)
                                             ----------
               Net unrealized
                 appreciation.............   $5,034,924
                                             ==========

                       See notes to financial statements.

QUALIVEST FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1997

1. ORGANIZATION:

   Qualivest Funds (the "Trust") was organized as a Massachusetts business trust on May 19, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is authorized to issue an unlimited number of units of beneficial interest "shares" to the public and includes the following diversified investment portfolios (each a "Fund" and collectively, the "Funds"):
   Qualivest Money Market Fund, Qualivest U.S. Treasury Money Market Fund and Qualivest Tax-Free Money Market Fund (collectively "the money market funds"), each of which offers Class A, Class Y and Class Q shares; Qualivest Intermediate Bond Fund, Qualivest Diversified Bond Fund, Qualivest Small Companies Value Fund, Qualivest Large Companies Value Fund, Qualivest Optimized Stock Fund, Qualivest International Opportunities Fund, Qualivest Tax-Free National Bond Fund and Qualivest Income Equity Value Fund, (known as the "variable net asset value funds"), each of which offers Class A, Class C and Class Y Shares; and Qualivest Allocated Conservative Fund, Qualivest Allocated Balanced Fund, Qualivest Allocated Growth Fund and Qualivest Allocated Aggressive Fund, (known as the "dynamic allocation series"), each of which offers Class A, and Class Y shares. The Trust does not intend to offer shares of the Qualivest Tax-Free National Bond Fund or the Qualivest Income Equity Value Fund to the public at this time. Sales of shares of the Funds may be made to customers of the United States National Bank of Oregon ("U.S. Bank") and its affiliates, to all accounts of correspondent banks of U.S. Bank and to the general public. Between the date of organization and the date of commencement of operations, the Trust had no operations other than those actions relating to organizational matters, including the sale of initial shares.

   Certain purchases of Class A shares are subject to front-end sales charges, while certain redemptions of Class C shares may be subject to a contingent deferred sales charges, all in accordance with the Trust's current prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Class A, Class C and Class Q shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

   The Fund's investment objectives are as follows:

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   Money Market Fund................   The Fund seeks current income consistent with liquidity
                                       and stability of principal. It invests in high quality
                                       short-term money market instruments.
   U.S. Treasury Money Market          The Fund seeks current income consistent with the
     Fund...........................   liquidity and stability of principal. It invests
                                       primarily in short-term U.S. Treasury Bills, notes and
                                       bonds and in other money market instruments issued or
                                       guaranteed by the U.S. Government.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   Tax-Free Money Market Fund.......   The Fund seeks current income, free from federal income
                                       tax, consistent with liquidity and stability of
                                       principal. Under normal market conditions, at least 80%
                                       of the net assets of the Tax-Free Money Market Fund will
                                       be invested in high quality money market instruments the
                                       interest on which is both exempt from federal income tax
                                       and not treated as a preference item for individuals for
                                       purposes of the federal alternative minimum tax.

   Intermediate Bond Fund...........   The Fund seeks current income consistent with
                                       preservation of capital. It invests primarily in bonds,
                                       which may include corporate debt obligations,
                                       mortgage-related securities and obligations issued or
                                       guaranteed by the U.S. Government or its agencies or
                                       instrumentalities.

   Diversified Bond Fund............   The Fund seeks current income consistent with
                                       preservation of capital. It invests primarily in bonds,
                                       such as obligations issued or guaranteed by the U.S.
                                       Government or its agencies or instrumentalities,
                                       corporate debt obligations and mortgage-related
                                       securities.

   Small Companies Value Fund.......   The Fund seeks capital appreciation. It invests
                                       primarily in common stocks and securities convertible
                                       into common stock of companies with a market
                                       capitalization of less than $1 billion at the time of
                                       purchase.

   Large Companies Value Fund.......   The Fund seeks long-term capital appreciation. It
                                       invests primarily in common stocks and securities
                                       convertible into common stocks of companies with a
                                       market capitalization of at least $1 billion at the time
                                       of purchase; income and payment of dividends is a
                                       consideration in selecting investments.

   Optimized Stock Fund.............   The Fund seeks capital appreciation and current income.
                                       It invests primarily in common stocks and securities
                                       convertible into common stocks of companies whose
                                       securities are listed on the S&P 500 Index, which
                                       emphasizes stocks issued by larger sized companies.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

                 FUND                                         OBJECTIVE
   ---------------------------------   --------------------------------------------------------
   International Opportunities         The Fund seeks capital appreciation. It invests
     Fund...........................   primarily in common stocks and securities convertible
                                       into common stocks of companies that are organized under
                                       the laws of at least three countries other than the U.S.
                                       whose securities are listed on the EAFE Index, issued by
                                       large-sized U.S. companies with substantial business
                                       activities abroad.

   Allocated Conservative Fund......   The Fund seeks to produce current income with a
                                       secondary objective of long-term capital appreciation.
                                       The Fund will concentrate its investments in applicable
                                       Funds within the Trust ("Underlying Funds") that invest
                                       primarily in fixed income securities and short-term
                                       money market instruments. The Conservative Fund also may
                                       invest a portion of its assets in Underlying Funds that
                                       invest primarily in the equity securities.

   Allocated Balanced Fund..........   The Fund seeks to provide a balance between long-term
                                       capital appreciation and current income. The Fund
                                       broadly diversifies its assets among most or all of the
                                       Underlying Funds, with emphasis placed on investments in
                                       equity funds and the income funds.

   Allocated Growth Fund............   The Fund seeks to provide capital appreciation and
                                       income growth. The Fund seeks capital appreciation
                                       primarily through an equity-oriented investment. This
                                       Fund focuses on investment in the equity funds, although
                                       it also will invest in the income funds and money market
                                       funds. However, this Fund emphasizes the potential
                                       rewards and risks of an investment in equity securities.

   Allocated Aggressive Fund........   The Fund seeks to provide maximum capital appreciation.
                                       The Fund seeks this objective by investing substantially
                                       all of its assets in those Underlying Funds that invests
                                       primarily in equity securities. The Fund is oriented
                                       toward those investors seeking long-term capital
                                       appreciation, with the potential for greater gains but
                                       with greater risk of loss.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

   VALUATION OF INVESTMENTS:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest approximates market value. Discount or premium is amortized on a ratable basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days (thirteen months) unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

   Investments in common and preferred stocks, corporate bonds, convertible bonds, commercial paper, U.S. Government securities and securities of U.S. Government agencies of the variable net asset value funds and the dynamic allocation series are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sale prices if the principal market is an exchange) in which such securities are normally traded. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Trust's Board of Trustees. The differences between the amortized cost and market values of investments held by the variable net asset value funds and dynamic allocation series, are reflected as either unrealized appreciation or depreciation.

   SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. The Funds amortize premiums and accrete discounts on purchases of securities on the same basis for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Gains or losses realized on sales of securities are determined using the identified cost basis.

   FOREIGN CURRENCY TRANSLATION:

   The market value of investment securities, other assets and liabilities of the International Opportunities Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD CURRENCY CONTRACTS:

The International Opportunities Fund may enter into forward currency exchange contracts for the purchase or sale of specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement, is required to pledge securities as collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements may be considered to be loans by a Fund under the 1940 Act.

DELAYED DELIVERY TRANSACTIONS

Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. There were no such commitments included in any Fund's schedule of portfolio investments at July 31, 1997.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

   DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions from net investment income are declared daily and paid monthly for the money market funds. Distributions from net investment income are declared and paid monthly for the Intermediate Bond Fund, the Diversified Bond Fund, the Allocated Conservative Fund and the Allocated Balanced Fund. Distributions from net investment income are declared and paid quarterly for the Small Companies Value Fund, the Large Companies Value Fund, the Optimized Stock Fund and the International Opportunities Fund. Distributions from net investment income are declared and paid on or about the final business day of April, July, October and December for the Allocated Growth Fund and the Allocated Aggressive Fund. Net realized capital gains, if any, are declared and distributed annually for all Funds.

   Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses.

   FEDERAL INCOME TAXES:

   It is the policy of each of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and by making distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required in the financial statements.

   OTHER:

   Expenses that are directly related to one of the Funds are charged directly to that Fund and are allocated to each class of shares based on the relative net assets of each class, except 12b-1 fees are allocated only to Class A shares, Class C shares or Class Q shares. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1997 are as follows:

                                                                   PURCHASES          SALES
                                                                  ------------     ------------
   Intermediate Bond Fund.......................................  $231,346,348     $204,864,448
   Diversified Bond Fund........................................  $117,536,472     $ 51,213,679
   Small Companies Value Fund...................................  $124,465,728     $106,184,299
   Large Companies Value Fund...................................  $ 62,864,438     $ 55,252,515
   Optimized Stock Fund.........................................  $121,974,386     $106,034,128
   International Opportunities Fund.............................  $ 43,262,147     $  5,298,975

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

                                                                   PURCHASES          SALES
                                                                  ------------     ------------
   Allocated Conservative Fund..................................  $ 10,295,501     $  6,695,892
   Allocated Balanced Fund......................................  $ 97,211,624     $ 21,439,363
   Allocated Growth Fund........................................  $ 19,180,077     $  6,311,181
   Allocated Aggressive Fund....................................  $ 23,612,477     $  5,132,726

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

4. CAPITAL SHARE TRANSACTIONS:

                                                                            U.S. TREASURY                     TAX-FREE
                                        MONEY MARKET FUND                 MONEY MARKET FUND               MONEY MARKET FUND
                                ---------------------------------   -----------------------------   -----------------------------
                                  YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 JULY 31, 1997     JULY 31, 1996    JULY 31, 1997   JULY 31, 1996   JULY 31, 1997   JULY 31, 1996
                                ---------------   ---------------   -------------   -------------   -------------   -------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
     Proceeds from shares
       issued.................  $   618,949,881   $   444,512,914   $ 344,238,546   $ 182,756,923   $  53,775,656   $  64,492,744
     Dividends reinvested.....       11,402,828        10,674,201       5,007,394       3,897,686         854,661         991,188
     Cost of shares
       redeemed...............     (607,379,194)     (440,045,094)   (314,452,454)   (170,321,093)    (53,104,273)    (68,911,030)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class A
       Shares.................  $    22,973,515   $    15,142,021   $  34,793,486   $  16,333,516   $   1,526,044   $  (3,427,098)
                                ===============   ===============   =============   =============    ============    ============
    CLASS Y SHARES:
     Proceeds from shares
       issued.................  $   513,550,802   $   337,817,323   $  59,356,191   $   4,244,114   $  10,480,461   $   3,950,136
     Dividends reinvested.....           64,770             7,661          13,934             711             435             502
     Cost of shares
       redeemed...............     (451,096,310)     (303,841,055)    (57,337,160)     (3,937,660)     (7,418,335)     (3,241,089)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class Y
       Shares.................  $    62,519,262   $    33,983,929   $   2,032,965   $     307,165   $   3,062,561   $     709,549
                                ===============   ===============   =============   =============    ============    ============
    CLASS Q SHARES:
     Proceeds from shares
       issued.................  $ 1,671,407,571   $ 1,146,443,973   $ 271,054,101   $ 155,622,865   $  30,456,641   $  26,681,957
     Dividends reinvested.....        7,980,982         4,382,109       1,585,249       1,253,472         110,983          60,852
     Cost of shares
       redeemed...............   (1,636,982,885)   (1,091,816,368)   (272,488,734)   (133,308,321)    (28,388,548)    (24,820,752)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class Q
       Shares.................  $    42,405,668   $    59,009,714   $     150,616   $  23,568,016   $   2,179,076   $   1,922,057
                                ===============   ===============   =============   =============    ============    ============
    SHARE TRANSACTIONS:
    CLASS A SHARES:
     Issued...................      618,949,881       444,512,914     344,238,546     182,756,923      53,775,656      64,492,744
     Reinvested...............       11,402,828        10,674,201       5,007,394       3,897,686         854,661         991,188
     Redeemed.................     (607,379,194)     (440,045,094)   (314,452,454)   (170,321,093)    (53,104,273)    (68,911,030)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class A
       Shares.................       22,973,515        15,142,021      34,793,486      16,333,516       1,526,044      (3,427,098)
                                ===============   ===============   =============   =============    ============    ============
    CLASS Y SHARES:
     Issued...................      513,550,802       337,817,323      59,356,191       4,244,114      10,480,461       3,950,136
     Reinvested...............           64,770             7,661          13,934             711             435             502
     Redeemed.................     (451,096,310)     (303,841,055)    (57,337,160)     (3,937,660)     (7,418,335)     (3,241,089)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class Y
       Shares.................       62,519,262        33,983,929       2,032,965         307,165       3,062,561         709,549
                                ===============   ===============   =============   =============    ============    ============
    CLASS Q SHARES:
     Issued...................    1,671,407,571     1,146,443,973     271,054,101     155,622,865      30,456,641      26,681,957
     Reinvested...............        7,980,982         4,382,109       1,585,249       1,253,472         110,983          60,852
     Redeemed.................   (1,636,982,885)   (1,091,816,368)   (272,488,734)   (133,308,321)    (28,388,548)    (24,820,752)
                                ---------------   ---------------   -------------   -------------    ------------    ------------
     Net increase
       (decrease)--Class Q
       Shares.................       42,405,668        59,009,714         150,616      23,568,016       2,179,076       1,922,057
                                ===============   ===============   =============   =============    ============    ============

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                       INTERMEDIATE BOND FUND           DIVERSIFIED BOND FUND        SMALL COMPANIES VALUE FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    JULY 31, 1997   JULY 31, 1996   JULY 31, 1997   JULY 31, 1996   JULY 31, 1997   JULY 31, 1996
                                    -------------   -------------   -------------   -------------   -------------   -------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
      Proceeds from shares
        issued....................  $     281,469   $     468,264   $     217,749   $     319,488   $  51,135,708   $   8,734,542
      Dividends reinvested........         38,828          28,482          23,639           7,815       1,155,967         278,166
      Cost of shares redeemed.....       (185,487)       (278,948)       (103,630)         (7,252)    (45,078,594)     (1,346,500)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class A Shares............  $     134,810   $     217,798   $     137,758   $     320,051   $   7,213,081   $   7,666,208
                                     ============    ============    ============    ============   =============    ============
    CLASS Y SHARES:
      Proceeds from shares
        issued....................  $  85,812,901   $  63,922,643   $  78,843,370   $  91,218,940   $ 173,954,696   $ 117,310,514
      Dividends reinvested........      8,548,179       8,007,605      10,155,729       9,024,800      32,449,830      18,872,436
      Cost of shares redeemed.....    (64,712,883)    (52,698,051)    (19,685,345)    (11,304,575)   (150,178,948)    (61,655,821)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class Y Shares............  $  29,648,197   $  19,232,197   $  69,313,754   $  88,939,165   $  56,225,578   $  74,527,129
                                     ============    ============    ============    ============   =============    ============
    CLASS C SHARES:
      Proceeds from shares
        issued....................  $     100,133   $      31,389   $      12,000   $       9,129   $     889,580   $     932,486
      Dividends reinvested........          4,674           5,799           1,263              73         133,207          52,781
      Cost of shares redeemed.....       (164,236)        (60,283)            (15)             --        (246,154)        (90,439)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class C Shares............  $     (59,429)  $     (23,095)  $      13,248   $       9,202   $     776,633   $     894,828
                                     ============    ============    ============    ============   =============    ============
    SHARE TRANSACTIONS:
    CLASS A SHARES:
      Issued......................         28,351          46,452          21,936          31,704       3,274,764         627,722
      Reinvested..................          3,902           2,833           2,387             778          80,291          21,595
      Redeemed....................        (18,736)        (27,997)        (10,519)           (720)     (2,881,971)        (97,404)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class A Shares............         13,517          21,288          13,804          31,762         473,084         551,913
                                     ============    ============    ============    ============   =============    ============
    CLASS Y SHARES:
      Issued......................      8,537,873       6,277,182       7,814,340       8,867,817      11,349,203       8,469,326
      Reinvested..................        850,519         787,648       1,003,657         874,181       2,251,766       1,468,821
      Redeemed....................     (6,447,967)     (5,186,990)     (1,954,957)     (1,107,314)     (9,755,938)     (4,421,271)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class Y Shares............      2,940,425       1,877,840       6,863,040       8,634,684       3,845,031       5,516,876
                                     ============    ============    ============    ============   =============    ============
    CLASS C SHARES:
      Issued......................         10,055           3,129           1,259             969          57,387          67,990
      Reinvested..................            473             581             133               8           9,427           4,166
      Redeemed....................        (16,634)         (5,906)             (2)             --         (16,739)         (6,763)
                                     ------------    ------------    ------------    ------------   -------------    ------------
      Net increase (decrease)--
        Class C Shares............         (6,106)         (2,196)          1,390             977          50,075          65,393
                                     ============    ============    ============    ============   =============    ============

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                                                                                     INTERNATIONAL OPPORTUNITIES
                                     LARGE COMPANIES VALUE FUND         OPTIMIZED STOCK FUND                    FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    JULY 31, 1997   JULY 31, 1996   JULY 31, 1997   JULY 31, 1996   JULY 31, 1997   JULY 31, 1996
                                    -------------   -------------   -------------   -------------   -------------   -------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
      Proceeds from shares
        issued....................  $   2,388,118   $   3,958,952   $  17,285,606   $   1,222,446   $     392,018   $   2,815,117
      Dividends reinvested........        411,895         163,883         129,092           9,227          19,280           7,129
      Cost of shares redeemed.....     (1,291,636)       (377,056)    (14,091,329)        (53,231)     (1,045,296)       (920,350)
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class A Shares............  $   1,508,377   $   3,745,779   $   3,323,369   $   1,178,442   $    (633,998)  $   1,901,896
                                     ============    ============    ============    ============    ============    ============
    CLASS Y SHARES:
      Proceeds from shares
        issued....................  $  74,461,035   $  47,212,764   $  53,574,673   $  68,724,893   $  80,333,744   $  90,541,293
      Dividends reinvested........      7,470,685       9,349,993      16,004,896       5,756,933       1,523,546         461,408
      Cost of shares redeemed.....    (55,391,673)    (40,083,973)    (41,004,083)    (21,810,924)    (41,655,848)    (10,494,579)
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class Y Shares............  $  26,540,047   $  16,478,784   $  28,575,486   $  52,670,902   $  40,201,442   $  80,508,122
                                     ============    ============    ============    ============    ============    ============
    CLASS C SHARES:
      Proceeds from shares
        issued....................  $     374,469   $     439,893   $     366,370   $      72,298   $       7,795   $      18,591
      Dividends reinvested........         47,054          32,959           8,343           1,519             112              20
      Cost of shares redeemed.....       (158,028)        (87,269)         (8,122)         (2,756)         (2,154)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class C Shares............  $     263,495   $     385,583   $     366,591   $      71,061   $       5,753   $      18,611
                                     ============    ============    ============    ============    ============    ============
    SHARE TRANSACTIONS:
    CLASS A SHARES:
      Issued......................        179,238         320,635       1,137,862         100,759          35,650         273,252
      Reinvested..................         32,369          14,377           9,690             774           1,752             674
      Redeemed....................        (94,240)        (30,203)       (924,959)         (4,335)        (96,075)        (89,117)
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class A Shares............        117,367         304,809         222,593          97,198         (58,673)        184,809
                                     ============    ============    ============    ============    ============    ============
    CLASS Y SHARES:
      Issued......................      5,637,651       3,808,985       3,859,490       5,785,352       7,211,384       8,541,811
      Reinvested..................        584,610         821,751       1,207,138         492,000         136,825          43,820
      Redeemed....................     (4,159,023)     (3,228,601)     (2,912,134)     (1,799,096)     (3,655,702)       (983,990)
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class Y Shares............      2,063,238       1,402,135       2,154,494       4,478,256       3,692,507       7,601,641
                                     ============    ============    ============    ============    ============    ============
    CLASS C SHARES:
      Issued......................         28,818          36,992          24,748           6,079             723           1,747
      Reinvested..................          3,769           2,947             630             129              10               2
      Redeemed....................        (12,569)         (7,195)           (572)           (232)           (198)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------
      Net increase (decrease)--
        Class C Shares............         20,018          32,744          24,806           5,976             535           1,749
                                     ============    ============    ============    ============    ============    ============

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                                           Allocated Conservative Fund              Allocated Balanced Fund
                                                        ----------------------------------     ----------------------------------
                                                                           FOR THE PERIOD                         For the period
                                                                            FROM MAY 1,                            from May 1,
                                                         YEAR ENDED         1996 THROUGH        Year ended         1996 through
                                                        JULY 31, 1997     JULY 31, 1996(a)     July 31, 1997     July 31, 1996(a)
                                                        -------------     ----------------     -------------     ----------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
      Proceeds from shares issued.....................   $  3,160,085        $       10         $ 10,651,968       $         10
      Dividends reinvested............................         48,801                --              119,249                 --
      Cost of shares redeemed.........................       (232,481)               --             (721,304)                --
                                                          -----------        ----------          -----------        -----------
      Net increase (decrease)--Class A Shares.........   $  2,976,405        $       10         $ 10,049,913       $         10
                                                          ===========        ==========          ===========        ===========
    CLASS Y SHARES:
      Proceeds from shares issued.....................   $  8,222,051        $7,728,016         $ 90,942,547       $ 39,938,929
      Dividends reinvested............................        173,496                --            2,139,600             77,746
      Cost of shares redeemed.........................     (7,761,365)         (109,914)         (26,027,199)          (750,056)
                                                          -----------        ----------          -----------        -----------
      Net increase (decrease)--Class Y Shares.........   $    634,182        $7,618,102         $ 67,054,948       $ 39,266,619
                                                          ===========        ==========          ===========        ===========
    SHARE TRANSACTIONS:
    CLASS A SHARES:
      Issued..........................................        302,276                 1              990,735                  1
      Reinvested......................................          4,591                --               10,788                 --
      Redeemed........................................        (22,099)               --              (66,255)                --
                                                          -----------        ----------          -----------        -----------
      Net increase (decrease)--Class A Shares.........        284,768                 1              935,268                  1
                                                          -----------        ----------          -----------        -----------
    CLASS Y SHARES:
      Issued..........................................        793,215           771,455            8,761,595          3,995,653
      Reinvested......................................         16,350                --              199,811              7,698
      Redeemed........................................       (736,335)          (11,098)          (2,438,648)           (76,460)
                                                          -----------        ----------          -----------        -----------
      Net increase (decrease)--Class Y Shares.........         73,230           760,357            6,522,758          3,926,891
                                                          ===========        ==========          ===========        ===========

---------
   (a) Period from commencement of operations.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

4. CAPITAL SHARE TRANSACTIONS, CONTINUED

                                                              Allocated Growth Fund                Allocated Aggressive Fund
                                                        ----------------------------------     ----------------------------------
                                                                           FOR THE PERIOD                         For the period
                                                                            FROM MAY 1,                            from May 1,
                                                         YEAR ENDED         1996 THROUGH        Year ended         1996 through
                                                        JULY 31, 1997     JULY 31, 1996(a)     July 31, 1997     July 31, 1996(a)
                                                        -------------     ----------------     -------------     ----------------
    CAPITAL TRANSACTIONS:
    CLASS A SHARES:
      Proceeds from shares issued.....................   $ 13,694,496       $         10        $  8,261,263       $      2,010
      Dividends reinvested............................         87,424                 --              15,798                  5
      Cost of shares redeemed.........................       (734,162)                --            (393,863)                --
                                                          -----------        -----------         -----------        -----------
      Net increase (decrease)--Class A Shares.........   $ 13,047,758       $         10        $  7,883,198       $      2,015
                                                          ===========        ===========         ===========        ===========
    CLASS Y SHARES:
      Proceeds from shares issued.....................   $  7,463,873       $ 11,303,541        $ 16,683,318       $  9,803,652
      Dividends reinvested............................        140,180              1,099             101,772             10,390
      Cost of shares redeemed.........................     (7,995,895)          (162,459)         (6,053,844)        (1,311,747)
                                                          -----------        -----------         -----------        -----------
      Net increase (decrease)--Class Y Shares.........   $   (391,842)      $ 11,142,181        $ 10,731,246       $  8,502,295
                                                          ===========        ===========         ===========        ===========
    SHARE TRANSACTIONS:
    CLASS A SHARES:
      Issued..........................................      1,232,319                  1             742,839                196
      Reinvested......................................          7,421                 --               1,277                 --
      Redeemed........................................        (64,269)                --             (33,798)                --
                                                          -----------        -----------         -----------        -----------
      Net increase (decrease)--Class A Shares.........      1,175,471                  1             710,318                196
                                                          ===========        ===========         ===========        ===========
    CLASS Y SHARES:
      Issued..........................................        686,235          1,128,551           1,507,630            984,956
      Reinvested......................................         12,577                107               8,939              1,012
      Redeemed........................................       (721,112)           (16,968)           (550,454)          (131,480)
                                                          -----------        -----------         -----------        -----------
      Net increase (decrease)--Class Y Shares.........        (22,300)         1,111,690             966,115            854,488
                                                          ===========        ===========         ===========        ===========

---------
   (a) Period from commencement of operations.

5. RELATED PARTY TRANSACTIONS:

   Qualivest Capital Management, Inc. ("Qualivest") was the investment adviser to the Trust during the fiscal year ended July 31, 1997. Qualivest, a registered investment adviser, was an affiliate of U.S. Bank, which was a wholly owned subsidiary of U.S. Bancorp. Under the terms of the investment advisory agreement with the Trust, Qualivest was entitled to receive fees from each of the Funds at the following annual rates of each Fund's average daily net assets: Money Market Fund--0.35%; U.S. Treasury Money Market Fund--0.35%; Tax-Free Money Market Fund--0.35%; Intermediate Bond Fund--0.60%; Diversified Bond Fund--0.60%; Small Companies Value Fund--0.80%; Large Companies Value Fund--0.75%; Optimized Stock Fund--0.50%; International Opportunities Fund--0.60%; Allocated Conservative Fund--0.05%; Allocated Balanced Fund-- 0.05%; Allocated Growth Fund--0.05%; and Allocated Aggressive Fund--0.05%.

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

   On August 1, 1997, U.S. Bancorp, the ultimate parent company of Qualivest, merged with First Bank System, Inc., which then changed its name to U.S. Bancorp. By law, this merger automatically terminated the Trust's investment advisory agreement with Qualivest. The Trust's Board of Trustees approved an interim investment advisory agreement, effective August 1, 1997, with First Bank National Association ("FBNA"), a subsidiary of the "new" U.S. Bancorp. Under the interim investment advisory agreement, subject to shareholder approval, FBNA is entitled to receive fees from each of the Funds at the same contractual and effective fee rates as under the Trust's former investment advisory agreement with Qualivest. Approval of the interim investment advisory agreement, and the payment of investment advisory fees to FBNA, will be considered at a special meeting of Shareholders scheduled to be held on October 31, 1997.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), serves the Funds as Administrator. Under the terms of the administration agreement, BISYS receives a fee from each Fund, computed daily at a rate of 0.13% of the average daily net assets of the Money Market Fund, U.S. Treasury Money Market Fund, Tax-Exempt Money Market Fund, Intermediate Bond Fund, Diversified Bond Fund, Small Companies Value Fund, Large Companies Value Fund, Optimized Stock Fund, and International Opportunities Fund, and 0.07% of the average daily net assets of the Allocated Conservative Fund, Allocated Balanced Fund, Allocated Growth Fund, and the Allocated Aggressive Fund. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds and the dynamic allocation series. For the year ended July 31, 1997, BISYS received $1,550,334 of commissions earned on sales of shares of the Trust's variable net asset value funds and dynamic allocation series, of which $1,385,645 was reallowed to dealers of the Funds' shares, including $1,383,744 to affiliates of the Fund. BISYS Fund Services Ohio, Inc.("BISYS Ohio") serves the Funds as transfer agent and mutual fund accountant.

   BISYS, an Ohio limited partnership, and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

   The Trust has adopted a Class A Distribution and Shareholder Service Plan (the "Class A Plan"), a Class Q Distribution and Shareholder Service Plan (the "Class Q Plan") and a Class C Distribution and Shareholder Service Plan (the "Class C Plan"), pursuant to Rule 12b-1 under the 1940 Act. BISYS may enter into agreements with banks and their affiliates, and other institutions, including broker-dealers (each a "Participating Organization") for providing shareholder services with respect to the Class Y shares. Under the Class A Plan, the Funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.40% of the average daily net assets of Class A shares of the money market funds and not to exceed 0.25% of the average daily net assets of Class A shares of the variable net asset value funds and the dynamic allocation series. Under the Class Q Plan, the money market funds pay or reimburse BISYS, as distributor, a fee not to exceed 0.25% of the average daily net assets of Class Q shares of a Fund. Under the Class C Plan, the variable net asset value funds pay or reimburse BISYS, as distributor, (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Class C shares of a Fund, and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Class C shares of a Fund. These fees may be used by BISYS to pay banks, including affiliates of the investment adviser, broker-dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

shareholder service assistance in connection with the distribution of Fund shares. Under a shareholder service plan for Class Y Shares, a Participating Organization may be compensated at the annual rate of up to 0.25% of the average daily net assets of the Class Y shares held of record or beneficially by customers the Participating Organization who are record or beneficial owners of Class Y Shares. As of July 31, 1997, there were no Class Y shareholder service fees charged to the Funds.

U. S. Bank (the "Custodian") provides custody services to the Funds, except the International Opportunities Fund, which uses an independent custodian. Under the terms of the custody agreement with the Trust, the Custodian is entitled to receive fees based on a percentage of the average daily net assets of each Fund of the Trust, as well as reimbursement of certain out-of-pocket expenses.

Certain trustees and officers of the Trust are affiliated with BISYS or with U.S. Bancorp. Such persons are not paid any fees directly by the Funds for serving in those capacities.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived.

Information regarding these transactions is as follows for the year ended July 31, 1997:

                                                                                              U.S.
                                                                                            TREASURY         TAX-FREE
                                                                         MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                                             FUND             FUND             FUND
                                                                         ------------     ------------     ------------
    INVESTMENT ADVISORY FEES:
      Voluntary fee reductions.........................................    $548,995         $519,379         $134,410
    DISTRIBUTION & SERVICE FEES:
    CLASS Q
      Voluntary fee reductions.........................................    $405,532         $ 16,588               --
    TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:....................    $201,332         $113,521         $110,141

                                                                                                             SMALL
                                                                         INTERMEDIATE      DIVERSIFIED     COMPANIES
                                                                          BOND FUND         BOND FUND      VALUE FUND
                                                                         ------------     ------------     ------------
    INVESTMENT ADVISORY FEES:
      Voluntary fee reductions.........................................    $264,221         $671,188               --
    TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:....................    $131,466         $146,854         $238,545

                                                                            LARGE                         INTERNATIONAL
                                                                          COMPANIES        OPTIMIZED      OPPORTUNITIES
                                                                          VALUE FUND       STOCK FUND         FUND
                                                                         ------------     ------------     ------------
    INVESTMENT ADVISORY FEES:
      Voluntary fee reductions.........................................    $232,689         $552,207        $ 518,920
    TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:....................    $154,225         $179,264        $ 246,163

                                                                      ALLOCATED       ALLOCATED    ALLOCATED     ALLOCATED
                                                                     CONSERVATIVE     BALANCED      GROWTH       AGGRESSIVE
                                                                         FUND           FUND         FUND           FUND
                                                                     ------------     --------     ---------     ----------
    TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES:................     $3,134        $41,345       $ 5,650        $5,586

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

6. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following funds for the year ended July 31, 1997 (amounts in thousands):

                                                  FUND                                                 AMOUNT (000)
    -------------------------------------------------------------------------------------------------  ------------
    Intermediate Bond Fund...........................................................................    $    388
    Small Companies Value Fund.......................................................................    $ 30,759
    Large Companies Value Fund.......................................................................    $  6,990
    Optimized Stock Fund.............................................................................    $ 10,026
    International Opportunities Fund.................................................................    $     48

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations:

                                                    FUND                                                  PERCENTAGE
    ----------------------------------------------------------------------------------------------------  -----------
    Small Companies Value Fund..........................................................................    46.15%
    Large Companies Value Fund..........................................................................    56.52%
    Optimized Stock Fund................................................................................    72.03%
    Allocated Conservative Fund.........................................................................    56.60%
    Allocated Balanced Fund.............................................................................    55.49%
    Allocated Growth Fund...............................................................................    53.99%
    Allocated Aggressive Fund...........................................................................    33.49%

   The International Opportunities Fund elects to pass on the benefits of the foreign tax credit to its shareholders for the year ended July 31, 1997. The following information is presented with respect to the election:

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

                                                         GROSS INCOME BY COUNTRY:                FOREIGN TAXES BY COUNTRY:
    Australia..........................................         $  169,613                               $  13,678
    Austria............................................              7,062                                   2,379
    Belgium............................................             55,485                                  18,721
    Britain............................................          1,125,590                                 202,356
    Denmark............................................             24,176                                   6,964
    Finland............................................             14,707                                   2,595
    France.............................................            180,669                                  42,021
    Germany............................................            221,991                                  26,937
    Holland............................................            172,171                                  27,602
    Hong Kong..........................................            193,396                                      --
    Ireland............................................              8,099                                   2,029
    Italy..............................................            118,978                                  15,153
    Japan..............................................            398,264                                  65,842
    Malaysia...........................................             48,145                                  18,392
    New Zealand........................................             30,299                                   5,491
    Norway.............................................             13,284                                   2,344
    Singapore..........................................             24,925                                   9,191
    Spain..............................................             93,367                                  24,533
    Sweden.............................................             70,369                                  12,419
    Switzerland........................................             81,917                                  47,731
    U.S. Dollar........................................            185,039                                      --
                                                               -----------                                --------
                                                                $3,237,546                               $ 546,378
                                                         ======================                  ======================

   At July 31, 1997 the following funds had capital loss carryovers which are available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code:

                                            FUND                                            AMOUNT      EXPIRES IN YEAR
    -------------------------------------------------------------------------------------  --------     ----------------
    Tax Free Money Market Fund...........................................................  $    848           2005
    Diversified Bond Fund................................................................  $180,829           2005

   Capital loss incurred after October 31, within a Fund's fiscal year is deemed to arise on the first business day of the following fiscal year for tax purposes. The Qualivest Diversified Bond Fund and the Qualivest International Opportunities Fund have incurred and will elect to defer such capital losses of $30,176 and $521,159 (includes $96,102 foreign currency losses), respectively.

7. EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

   The Trust designates the following exempt-interest income for the taxable year ended July 31, 1997:

                                                                                                       TAX-FREE
                                                                                                   MONEY MARKET FUND
                                                                                                   -----------------
    Exempt Interest Distributions................................................................     $ 1,023,966
    Exempt Distributions Per Share--Class A......................................................          0.0202
    Exempt Distributions Per Share--Class Y......................................................          0.0231
    Exempt Distributions Per Share--Class Q......................................................          0.0213

                                   Continued

QUALIVEST FUNDS

                                 JULY 31, 1997

   The percentage break-down of the exempt-interest by state for the Tax-Free Money Market Fund's taxable year ended July 31, 1997 was as follows:

    Alabama...............................................................................................    1.37%
    Alaska................................................................................................    4.14%
    California............................................................................................    6.71%
    Colorado..............................................................................................    1.04%
    Delaware..............................................................................................    0.34%
    Florida...............................................................................................    4.62%
    Illinois..............................................................................................    9.74%
    Indiana...............................................................................................    0.78%
    Kansas................................................................................................    1.11%
    Louisiana.............................................................................................    1.19%
    Maryland..............................................................................................    3.88%
    Massachusetts.........................................................................................    1.53%
    Michigan..............................................................................................    2.40%
    Minnesota.............................................................................................    0.16%
    Missouri..............................................................................................    4.20%
    Nebraska..............................................................................................    2.36%
    Nevada................................................................................................    1.63%
    New Hampshire.........................................................................................    1.78%
    New York..............................................................................................    2.18%
    North Carolina........................................................................................    1.12%
    Ohio..................................................................................................    0.22%
    Oklahoma..............................................................................................    3.46%
    Oregon................................................................................................   15.68%
    Pennsylvania..........................................................................................    0.02%
    South Carolina........................................................................................    2.85%
    Tennessee.............................................................................................    2.72%
    Texas.................................................................................................    9.21%
    Utah..................................................................................................    2.53%
    Vermont...............................................................................................    2.15%
    Virginia..............................................................................................    3.54%
    Washington............................................................................................    5.34%
                                                                                                            -------
                                                                                                            100.00%
                                                                                                            =======

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               MONEY MARKET FUND
               ------------------------------------------------------------------------------------------------------------------
                                                                                                                      January 10,
                                                                                                                        1995 to
                       FOR THE YEAR ENDED                     FOR THE YEAR ENDED              AUGUST 1, 1994 TO        July 31,
                         JULY 31, 1997                          JULY 31, 1996                  JULY 31, 1995(a)         1995(a)
               ----------------------------------     ----------------------------------     --------------------     -----------
               CLASS A      CLASS Y      CLASS Q      CLASS A      CLASS Y      CLASS Q      CLASS A      CLASS Y       CLASS Q
               --------     --------     --------     --------     --------     --------     --------     -------     -----------
NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD......  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000       $ 1.000
               --------     --------     --------     --------     --------     --------     --------     -------       -------
Investment
 Activities
 Net
   investment
   income....     0.046        0.050        0.050        0.047        0.051        0.051        0.049       0.053         0.031
               --------     --------     --------     --------     --------     --------     --------     -------       -------
Distributions
 Net
   investment
   income....    (0.046)      (0.050)      (0.050)      (0.047)      (0.051)      (0.051)      (0.049)     (0.053)       (0.031)
               --------     --------     --------     --------     --------     --------     --------     -------       -------
NET ASSET
 VALUE, END
 OF PERIOD...  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $ 1.000       $ 1.000
               ========     ========     ========     ========     ========     ========     ========     =======       =======
Total
 Return......      4.72%        5.13%        5.13%        4.79%        5.20%        5.20%        4.97%       5.40%         3.13%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at
 end of
 period
 (000).......  $254,793     $162,987     $156,763     $231,819     $100,468     $114,358     $216,679     $66,484       $55,346
Ratio of
 expenses to
 average net
 assets......      0.89%        0.49%        0.49%        0.91%        0.51%        0.51%        0.79%       0.38%         0.54%(c)
Ratio of net
 investment
 income to
 average net
 assets......      4.62%        5.02%        5.02%        4.68%        5.06%        5.04%        5.09%       5.31%         5.57%(c)
Ratio of
 expenses to
 average net
 assets*.....      0.99%        0.59%        0.84%        1.01%        0.61%        0.86%        1.04%       0.67%         0.90%(c)
Ratio of net
 investment
 income to
 average net
 assets*.....      4.52%        4.92%        4.67%        4.58%        4.96%        4.69%        4.83%       5.02%         5.22%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                            U.S. TREASURY MONEY MARKET FUND
                       --------------------------------------------------------------------------------------------------------
                              FOR THE YEAR ENDED                  FOR THE YEAR ENDED                 JANUARY 11, 1995 TO
                                JULY 31, 1997                        JULY 31, 1996                    JULY 31, 1995(a)
                       --------------------------------     -------------------------------   ---------------------------------
                       CLASS A      CLASS Y     CLASS Q     CLASS A     CLASS Y     CLASS Q   CLASS A      CLASS Y      CLASS Q
                       --------     -------     -------     -------     -------     -------   -------      -------      -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............  $  1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000   $ 1.000      $ 1.000      $ 1.000
                       --------     --------    --------    --------    --------    --------  --------     -------      -------
Investment Activities
 Net investment
   income............     0.045       0.049       0.045       0.046       0.050       0.048     0.028        0.030        0.029
                       --------     --------    --------    --------    --------    --------  --------     -------      -------
Distributions
 Net investment
   income............    (0.045)     (0.049)     (0.045)     (0.046)     (0.050)     (0.048)   (0.028)      (0.030)      (0.029)
                       --------     --------    --------    --------    --------    --------  --------     -------      -------
NET ASSET VALUE, END
 OF PERIOD...........  $  1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000   $ 1.000      $ 1.000      $ 1.000
                       ========     ========    ========    ========    ========    ========  ========     =======      =======
Total Return.........      4.64%       5.06%       4.85%       4.74%       5.16%       4.95%     2.79%(b)     3.02%(b)     2.90%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)........  $124,550     $ 2,354     $33,378     $89,756     $   321     $33,227   $73,423      $    14      $ 9,659
Ratio of expenses to
 average net
 assets..............      0.67%       0.27%       0.47%       0.72%       0.31%       0.51%     0.81%(c)     0.40%(c)     0.61%(c)
Ratio of net
 investment income to
 average net
 assets..............      4.55%       4.95%       4.75%       4.63%       4.86%       4.81%     5.02%(c)     5.56%(c)     5.25%(c)
Ratio of expenses to
 average net
 assets*.............      1.02%       0.62%       0.87%       1.07%       0.66%       0.91%     1.17%(c)     0.75%(c)     1.01%(c)
Ratio of net
 investment income to
 average net
 assets*.............      4.20%       4.60%       4.35%       4.28%       4.51%       4.41%     4.66%(c)     5.21%(c)     4.86%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               TAX-FREE MONEY MARKET FUND
                        -----------------------------------------------------------------------------------------------------
                              FOR THE YEAR ENDED                FOR THE YEAR ENDED                 JANUARY 9, 1995 TO
                                 JULY 31, 1997                     JULY 31, 1996                    JULY 31, 1995(a)
                        -------------------------------   -------------------------------   ---------------------------------
                        CLASS A     CLASS Y     CLASS Q   CLASS A     CLASS Y     CLASS Q   CLASS A      CLASS Y      CLASS Q
                        -------     -------     -------   -------     -------     -------   -------      -------      -------
NET ASSET VALUE,
 BEGINNING OF PERIOD..  $ 1.000     $ 1.000     $ 1.000   $ 1.000     $ 1.000     $ 1.000   $ 1.000      $ 1.000      $ 1.000
                        --------    --------    --------  --------    --------    --------  --------     -------      -------
Investment Activities
 Net investment
   income.............    0.027       0.031       0.029     0.028       0.032       0.029     0.017        0.019        0.017
                        --------    --------    --------  --------    --------    --------  --------     -------      -------
Distributions
 Net investment
   income.............   (0.027)     (0.031)     (0.029)   (0.028)     (0.032)     (0.029)   (0.017)      (0.019)      (0.017)
                        --------    --------    --------  --------    --------    --------  --------     -------      -------
NET ASSET VALUE, END
 OF PERIOD............  $ 1.000     $ 1.000     $ 1.000   $ 1.000     $ 1.000     $ 1.000   $ 1.000      $ 1.000      $ 1.000
                        ========    ========    ========  ========    ========    ========  ========     =======      =======
Total Return..........     2.76%       3.17%       2.92%     2.81%       3.22%       2.96%     1.66%(b)     1.88%(b)     1.73%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).........  $31,668     $ 3,786     $ 5,351   $30,143     $   723     $ 3,172   $33,569      $    14      $ 1,250
Ratio of expenses to
 average net assets...     0.88%       0.48%       0.73%     0.89%       0.41%       0.72%     1.00%(c)     0.59%(c)     0.85%(c)
Ratio of net
 investment income to
 average net assets...     2.73%       3.13%       2.88%     2.78%       2.92%       2.88%     2.98%(c)     3.38%(c)     3.19%(c)
Ratio of expenses to
 average net
 assets*..............     1.23%       0.83%       1.08%     1.25%       0.79%       1.08%     1.36%(c)     0.94%(c)     1.21%(c)
Ratio of net
 investment income to
 average net
 assets*..............     2.38%       2.78%       2.53%     2.42%       2.54%       2.52%     2.61%(c)     3.03%(c)     2.83%(c)

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 INTERMEDIATE BOND FUND
                       ----------------------------------------------------------------------------------------------------------
                              FOR THE YEAR ENDED                   FOR THE YEAR ENDED                   AUGUST 1, 1994 TO
                                JULY 31, 1997                        JULY 31, 1996                       JULY 31, 1995(a)
                       --------------------------------     --------------------------------     --------------------------------
                       CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C
                       -------     --------     -------     -------     --------     -------     -------     --------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............  $ 9.91      $  10.01     $ 9.84      $10.06      $  10.16     $ 9.96      $10.00      $  10.00     $10.00
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
Investment Activities
 Net investment
 income..............    0.55          0.57       0.29        0.55          0.56       0.44        0.53          0.64       0.46
 Net realized and
   unrealized gains
   (losses) from
   investments.......    0.20          0.20       0.38       (0.16)        (0.15)     (0.10)       0.11          0.14       0.05
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
   Total from
     Investment
     Activities......    0.75          0.77       0.67        0.39          0.41       0.34        0.64          0.78       0.51
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
Distributions
 Net investment
   income............   (0.55)        (0.57)     (0.47)      (0.54)        (0.56)     (0.46)      (0.58)        (0.62)     (0.55)
 Net realized
   gains.............   (0.03)        (0.03)     (0.03)         --            --         --          --            --         --
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
   Total
     Distributions...   (0.58)        (0.60)     (0.50)      (0.54)        (0.56)     (0.46)      (0.58)        (0.62)     (0.55)
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
NET ASSET VALUE, END
 OF PERIOD...........  $10.08      $  10.18     $10.01      $ 9.91      $  10.01     $ 9.84      $10.06      $  10.16     $ 9.96
                       ========    ========     ========    ========    ========     ========    ========     =======     =======
Total
 Return -- excluding
 sales and redemption
 charges.............    7.73%         7.92%      6.91%       3.94%         4.15%      3.49%       6.67%         8.09%      5.42%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)........  $  732      $190,851     $   51      $  586      $158,174     $  110      $  381      $141,399     $  133
Ratio of expenses to
 average net
 assets..............    0.97%         0.72%      1.72%       1.01%         0.76%      1.76%       0.80%         0.41%      1.59%
Ratio of net
 investment income to
 average net
 assets..............    5.47%         5.72%      4.72%       5.31%         5.57%      4.58%       5.94%         6.31%      5.18%
Ratio of expenses to
 average net
 assets*.............    1.12%         0.87%      1.87%       1.16%         0.91%      1.91%       1.17%         0.91%      1.92%
Ratio of net
 investment income to
 average net
 assets*.............    5.32%         5.57%      4.57%       5.16%         5.42%      4.43%       5.57%         5.81%      4.85%
Portfolio Turnover
 (b).................     123%          123%       123%         66%           66%        66%        107%          107%       107%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 DIVERSIFIED BOND FUND
                      -----------------------------------------------------------------------------------------------------------
                             FOR THE YEAR ENDED                   FOR THE YEAR ENDED                     MAY 2, 1995 TO
                               JULY 31, 1997                        JULY 31, 1996                       JULY 31, 1995(a)
                      --------------------------------     --------------------------------     ---------------------------------
                      CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A      CLASS Y      CLASS C
                      -------     --------     -------     -------     --------     -------     -------      -------      -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............  $ 9.86      $  10.04     $ 9.44      $10.18      $  10.33     $10.22      $10.00       $ 10.00      $10.00
                      --------    --------     --------    --------    --------     --------    --------     -------      -------
Investment
 Activities
 Net investment
   income...........    0.55          0.59       0.46        0.55          0.58       0.48        0.01          0.15        0.01
 Net realized and
   unrealized gains
   (losses) from
   investments......    0.38          0.40       0.37       (0.16)        (0.13)     (0.60)       0.30          0.31        0.33
                      --------    --------     --------    --------    --------     --------    --------     -------      -------
   Total from
     Investment
     Activities.....    0.93          0.99       0.83        0.39          0.45      (0.12)       0.31          0.46        0.34
                      --------    --------     --------    --------    --------     --------    --------     -------      -------
Distributions
 Net investment
   income...........   (0.56)        (0.59)     (0.49)      (0.55)        (0.58)     (0.50)      (0.13)        (0.13)      (0.12)
 Net realized
   gains............   (0.07)        (0.07)     (0.07)      (0.16)        (0.16)     (0.16)         --            --          --
                      --------    --------     --------    --------    --------     --------    --------     -------      -------
   Total
    Distributions...   (0.63)        (0.66)     (0.56)      (0.71)        (0.74)     (0.66)      (0.13)        (0.13)      (0.12)
                      --------    --------     --------    --------    --------     --------    --------     -------      -------
NET ASSET VALUE, END
 OF PERIOD..........  $10.16      $  10.37     $ 9.71      $ 9.86      $  10.04     $ 9.44      $10.18       $ 10.33      $10.22
                      ========    ========     ========    ========    ========     ========    ========     =======      =======
Total
 Return -- excluding
 sales and
 redemption
 charges............    9.80%        10.20%      9.03%       3.79%         4.33%     -1.37%       3.07%(b)      4.58%(b)    3.35%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).......  $  463      $260,536     $   23      $  313      $183,255     $    9          **       $99,347          **
Ratio of expenses to
 average net
 assets.............    0.82%         0.57%      1.64%       0.85%         0.61%      1.58%       0.95%(c)      0.70%(c)    1.70%(c)
Ratio of net
 investment income
 to average net
 assets.............    5.65%         5.90%      4.82%       5.48%         5.72%      4.81%       5.66%(c)      5.91%(c)    4.91%(c)
Ratio of expenses to
 average net
 assets*............    1.12%         0.87%      1.94%       1.15%         0.91%      1.82%       1.25%(c)      1.00%(c)    2.00%(c)
Ratio of net
 investment income
 to average net
 assets*............    5.35%         5.60%      4.52%       5.18%         5.42%      4.57%       5.36%(c)      5.61%(c)    4.61%(c)
Portfolio Turnover
 (d)................      24%           24%        24%         48%           48%        48%         34%           34%         34%

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

 ** Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               SMALL COMPANIES VALUE FUND
                       ----------------------------------------------------------------------------------------------------------
                              FOR THE YEAR ENDED                   FOR THE YEAR ENDED                   AUGUST 1, 1994 TO
                                JULY 31, 1997                        JULY 31, 1996                       JULY 31, 1995(a)
                       --------------------------------     --------------------------------     --------------------------------
                       CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C
                       -------     --------     -------     -------     --------     -------     -------     --------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..............  $ 13.95     $  13.96     $ 13.74     $ 13.23     $  13.26     $ 13.14     $ 10.00     $  10.00     $ 10.00
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
Investment Activities
 Net investment
 income (loss).......     0.01         0.04       (0.06)       0.04         0.06       (0.03)       0.09         0.13       (0.03)
 Net realized and
   unrealized gains
   (losses) from
   investments.......     5.43         5.43        5.29        1.83         1.81        1.74        3.29         3.30        3.29
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
   Total from
     Investment
     Activities......     5.44         5.47        5.23        1.87         1.87        1.71        3.38         3.43        3.26
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
Distributions
 Net investment
 income..............    (0.01)       (0.04)         --       (0.04)       (0.06)         --       (0.10)       (0.12)      (0.07)
 Net realized
   gains.............    (1.52)       (1.52)      (1.52)      (1.11)       (1.11)      (1.11)      (0.05)       (0.05)      (0.05)
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
   Total
     Distributions...    (1.53)       (1.56)      (1.52)      (1.15)       (1.17)      (1.11)      (0.15)       (0.17)      (0.12)
                       --------    --------     --------    --------    --------     --------    --------     -------     -------
NET ASSET VALUE, END
 OF PERIOD...........  $ 17.86     $  17.87     $ 17.45     $ 13.95     $  13.96     $ 13.74     $ 13.23     $  13.26     $ 13.14
                       ========    ========     ========    ========    ========     ========    ========     =======     =======
Total
 Return -- excluding
 sales and redemption
 charges.............    41.71%       41.96%      40.69%      14.93%       14.94%      13.79%      34.29%       34.76%      33.02%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)........  $19,999     $449,988     $ 2,430     $ 9,022     $297,793     $ 1,225     $ 1,257     $209,626     $   312
Ratio of expenses to
 average net assets..     1.31%        1.06%       2.06%       1.33%        1.08%       2.08%       1.11%        0.60%       1.85%
Ratio of net
 investment income to
 average net
 assets..............     0.01%        0.25%      -0.74%       0.14%        0.41%      -0.60%       0.63%        1.20%      -0.10%
Ratio of expenses to
 average net
 assets*.............     1.31%        1.06%       2.06%       1.33%        1.08%       2.08%       1.38%        1.12%       2.13%
Ratio of net
 investment income to
 average net
 assets*.............     0.01%        0.25%      -0.74%       0.14%        0.41%      -0.60%       0.36%        0.68%      -0.38%
Portfolio Turnover
 (b).................       29%          29%         29%         34%          34%         34%         37%          37%         37%
Average commission
 rate paid (c).......  $0.0008     $ 0.0008     $0.0008     $0.0398     $ 0.0398     $0.0398

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               LARGE COMPANIES VALUE FUND
                        ---------------------------------------------------------------------------------------------------------
                               FOR THE YEAR ENDED                   FOR THE YEAR ENDED                   AUGUST 1, 1994 TO
                                 JULY 31, 1997                        JULY 31, 1996                      JULY 31, 1995(a)
                        --------------------------------     --------------------------------     -------------------------------
                        CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y     CLASS C
                        -------     --------     -------     -------     --------     -------     -------     -------     -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............  $ 11.92     $  11.98     $ 11.73     $ 12.20     $  12.23     $ 12.04     $ 10.00     $ 10.00     $ 10.00
                        --------    --------     --------    --------    --------     --------    --------    -------     -------
Investment Activities
 Net investment
 income...............     0.16         0.20        0.07        0.20         0.21        0.13        0.18        0.24        0.12
 Net realized and
   unrealized gains
   (losses) from
   investments........     4.80         4.83        4.72        0.71         0.75        0.69        2.23        2.22        2.11
                        --------    --------     --------    --------    --------     --------    --------    -------     -------
   Total from
     Investment
     Activities.......     4.96         5.03        4.79        0.91         0.96        0.82        2.41        2.46        2.23
                        --------    --------     --------    --------    --------     --------    --------    -------     -------
Distributions
 Net investment
 income...............    (0.16)       (0.20)      (0.07)      (0.19)       (0.21)      (0.13)      (0.18)      (0.20)      (0.16)
 Net realized gains...    (0.79)       (0.79)      (0.79)      (1.00)       (1.00)      (1.00)      (0.03)      (0.03)      (0.03)
                        --------    --------     --------    --------    --------     --------    --------    -------     -------
   Total
     Distributions....    (0.95)       (0.99)      (0.86)      (1.19)       (1.21)      (1.13)      (0.21)      (0.23)      (0.19)
                        --------    --------     --------    --------    --------     --------    --------    -------     -------
NET ASSET VALUE, END
 OF PERIOD............  $ 15.93     $  16.02     $ 15.66     $ 11.92     $  11.98     $ 11.73     $ 12.20     $ 12.23     $ 12.04
                        ========    ========     ========    ========    ========     ========    ========    =======     =======
Total
 Return -- excluding
 sales and redemption
 charges..............    43.71%       44.08%      42.70%       8.17%        8.57%       7.46%      24.61%      25.04%      22.78%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).........  $ 8,104     $184,035     $ 1,179     $ 4,666     $112,908     $   648     $ 1,056     $98,127     $   271
Ratio of expenses to
 average net assets...     1.15%        0.90%       1.90%       1.18%        0.93%       1.93%       1.04%       0.53%       1.78%
Ratio of net
 investment income to
 average net assets...     1.18%        1.43%       0.43%       1.52%        1.77%       0.77%       1.70%       2.19%       0.91%
Ratio of expenses to
 average net assets*..     1.30%        1.05%       2.05%       1.33%        1.08%       2.08%       1.38%       1.11%       2.13%
Ratio of net
 investment income to
 average net
 assets*..............     1.03%        1.28%       0.28%       1.37%        1.62%       0.62%       1.36%       1.61%       0.56%
Portfolio Turnover
 (b)..................       40%          40%         40%         35%          35%         35%         48%         48%         48%
Average commission
 rate paid (c)........  $0.0013     $ 0.0013     $0.0013     $0.0574     $ 0.0574     $0.0574

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 OPTIMIZED STOCK FUND
                     ------------------------------------------------------------------------------------------------------------
                            FOR THE YEAR ENDED                   FOR THE YEAR ENDED                      MAY 2, 1995 TO
                              JULY 31, 1997                        JULY 31, 1996                        JULY 31, 1995(a)
                     --------------------------------     --------------------------------     ----------------------------------
                     CLASS A     CLASS Y      CLASS C     CLASS A     CLASS Y      CLASS C     CLASS A      CLASS Y       CLASS C
                     -------     --------     -------     -------     --------     -------     -------      --------      -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD............  $ 12.10     $  12.12     $ 12.05     $ 10.94     $  10.95     $ 10.92     $10.00       $  10.00      $10.00
                     --------    --------     --------    --------    --------     --------    --------      -------      -------
Investment
 Activities
 Net investment
   income..........     0.18         0.20        0.10        0.19         0.21        0.11       0.03           0.06        0.03
 Net realized and
   unrealized gains
   (losses) from
   investments.....     5.89         5.91        5.84        1.36         1.37        1.37       0.93           0.91        0.91
                     --------    --------     --------    --------    --------     --------    --------      -------      -------
   Total from
     Investment
     Activities....     6.07         6.11        5.94        1.55         1.58        1.48       0.96           0.97        0.94
                     --------    --------     --------    --------    --------     --------    --------      -------      -------
Distributions
 Net investment
   income..........    (0.18)       (0.20)      (0.09)      (0.19)       (0.21)      (0.15)     (0.02)         (0.02)      (0.02)
 Net realized
   gains...........    (0.77)       (0.77)      (0.77)      (0.20)       (0.20)      (0.20)        --             --          --
                     --------    --------     --------    --------    --------     --------    --------      -------      -------
   Total
   Distributions...    (0.95)       (0.97)      (0.86)      (0.39)       (0.41)      (0.35)     (0.02)         (0.02)      (0.02)
                     --------    --------     --------    --------    --------     --------    --------      -------      -------
NET ASSET VALUE,
 END OF PERIOD.....  $ 17.22     $  17.26     $ 17.13     $ 12.10     $  12.12     $ 12.05     $10.94       $  10.95      $10.92
                     ========    ========     ========    ========    ========     ========    ========      =======      =======
Total
Return -- excluding
 sales and
 redemption
 charges...........    52.52%       52.93%      51.43%      14.36%       14.56%      13.62%      9.64%(b)       9.74%(b)    9.41%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000)...  $ 5,561     $348,966     $   559     $ 1,214     $219,014     $    94     $   35       $148,782      $   20
Ratio of expenses
 to average net
 assets............     0.81%        0.56%       1.56%       0.84%        0.60%       1.59%      0.91%(c)       0.68%(c)    1.68%(c)
Ratio of net
 investment income
 to average net
 assets............     1.16%        1.43%       0.36%       1.40%        1.76%       0.70%      1.03%(c)       2.38%(c)    1.13%(c)
Ratio of expenses
 to average net
 assets*...........     1.01%        0.76%       1.76%       1.04%        0.80%       1.79%      1.10%(c)       0.88%(c)    1.88%(c)
Ratio of net
 investment income
 to average net
 assets*...........     0.96%        1.23%       0.16%       1.20%        1.56%       0.50%      0.85%(c)       2.18%(c)    0.92%(c)
Portfolio Turnover
 (d)...............       39%          39%         39%         56%          56%         56%         5%             5%          5%
Average commission
 rate paid (e).....  $0.0008     $ 0.0008     $0.0008     $0.0351     $ 0.0351     $0.0351

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           INTERNATIONAL OPPORTUNITIES FUND
                      ---------------------------------------------------------------------------------------------------------
                             FOR THE YEAR ENDED                 FOR THE YEAR ENDED                     JULY 3, 1995 TO
                               JULY 31, 1997                      JULY 31, 1996                       JULY 31, 1995(a)
                      --------------------------------   --------------------------------     ---------------------------------
                      CLASS A     CLASS Y      CLASS C   CLASS A     CLASS Y      CLASS C     CLASS A      CLASS Y      CLASS C
                      -------     --------     -------   -------     --------     -------     -------      -------      -------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............  $ 10.64     $  10.69     $ 10.63   $ 10.45     $  10.48     $ 10.46     $ 10.00      $ 10.00      $ 10.00
                      --------    --------     --------  --------    --------     --------    --------     -------      -------
Investment
 Activities
 Net investment
   income(loss).....     0.10         0.13        0.01      0.07         0.09        0.03          --         0.01        (0.01)
 Net realized and
   unrealized gains
   (losses) from
   investments......     1.70         1.70        1.69      0.17         0.18        0.17        0.45         0.47         0.47
                      --------    --------     --------  --------    --------     --------    --------     -------      -------
   Total from
     Investment
     Activities.....     1.80         1.83        1.70      0.24         0.27        0.20        0.45         0.48         0.46
                      --------    --------     --------  --------    --------     --------    --------     -------      -------
Distributions
 Net investment
   income...........    (0.09)       (0.12)      (0.02)    (0.05)       (0.06)      (0.03)         --           --           --
 Net realized
   gains............    (0.02)       (0.02)      (0.02)       --           --          --          --           --           --
 In excess of
   realized gains...     (.01)        (.01)       (.01)
                      --------    --------     --------  --------    --------     --------    --------     -------      -------
   Total
    Distributions...    (0.12)       (0.15)      (0.05)    (0.05)       (0.06)      (0.03)         --           --           --
                      --------    --------     --------  --------    --------     --------    --------     -------      -------
NET ASSET VALUE, END
 OF PERIOD..........  $ 12.32     $  12.37     $ 12.28   $ 10.64     $  10.69     $ 10.63     $ 10.45      $ 10.48      $ 10.46
                      ========    ========     ========  ========    ========     ========    ========     =======      =======
Total
 Return -- excluding
 sales and
 redemption
 charges............    17.03%       17.24%      16.09%     2.29%        2.56%       1.92%       4.50%(b)     4.80%(b)     4.60%(b)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).......  $ 1,577     $210,538     $    28   $ 1,986     $142,478     $    19     $    20      $60,073           **
Ratio of expenses to
 average net
 assets.............     0.98%        0.73%       1.73%     1.06%        0.81%       1.78%       1.40%(c)     1.18%(c)     2.18%(c)
Ratio of net
 investment income
 to average net
 assets.............     0.90%        1.15%       0.15%     0.84%        1.18%       0.41%       0.23%(c)     1.32%(c)     0.32%(c)
Ratio of expenses to
 average net
 assets*............     1.28%        1.03%       2.03%     1.35%        1.10%       2.06%       1.54%(c)     1.39%(c)     2.39%(c)
Ratio of net
 investment income
 to average net
 assets*............     0.60%        0.85%      -0.15%     0.55%        0.89%       0.13%       0.09%(c)     1.12%(c)     0.12%(c)
Portfolio Turnover
 (d)................        3%           3%          3%        6%           6%          6%          0%           0%           0%
Average commission
 rate paid (e)......  $0.0000     $ 0.0000     $0.0000   $0.0221     $ 0.0221     $0.0221

---------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.

** Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Disclosure not required for periods prior to fiscal 96.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                   ALLOCATED CONSERVATIVE FUND
                                                                        -------------------------------------------------
                                                                         FOR THE YEAR ENDED          FROM MAY 1, 1996 TO
                                                                            JULY 31, 1997             JULY 31, 1996(a)
                                                                        ---------------------       ---------------------
                                                                        CLASS A       CLASS Y       CLASS A       CLASS Y
                                                                        -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................  $ 9.95        $ 9.96        $10.00        $10.00
                                                                        --------      --------      --------      --------
Investment Activities
  Net investment income...............................................    0.41          0.39          0.10          0.08
  Net realized and unrealized (losses) from investments...............    1.28          1.32         (0.12)        (0.09)
                                                                        --------      --------      --------      --------
    Total from Investment Activities..................................    1.69          1.71         (0.02)        (0.01)
                                                                        --------      --------      --------      --------
Distributions
  Net investment income...............................................   (0.42)        (0.44)        (0.03)        (0.03)
                                                                        --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD........................................  $11.22        $11.23          9.95        $ 9.96
                                                                        ========      ========      ========      ========
Total return--excluding sales charge..................................   17.47%        17.65%        -0.18%(b)     -0.08%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....................................  $3,195        $9,359             *        $7,573
Ratio of expenses to average net assets...............................    0.63%         0.38%         0.00%(c)      0.34%(c)
Ratio of net investment income to average net assets..................    3.54%         3.79%         3.96%(c)      3.77%(c)
Portfolio Turnover (d)................................................      66%           66%            3%            3%

---------

 *  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                 ALLOCATED BALANCED FUND
                                                                    --------------------------------------------------
                                                                      FOR THE YEAR ENDED          FROM MAY 1, 1996 TO
                                                                        JULY 31, 1997              JULY 31, 1996(a)
                                                                    ----------------------       ---------------------
                                                                    CLASS A       CLASS Y        CLASS A       CLASS Y
                                                                    -------       --------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $  9.74       $   9.75       $10.00        $ 10.00
                                                                    --------      --------       --------      --------
Investment Activities
  Net investment income...........................................     0.29           0.29         0.08           0.06
  Net realized and unrealized
    (losses) from investments.....................................     2.25           2.15        (0.31)         (0.28)
                                                                    --------      --------       --------      --------
    Total from Investment Activities..............................     2.54           2.44        (0.23)         (0.22)
                                                                    --------      --------       --------      --------
Distributions
  Net investment income...........................................    (0.30)         (0.32)       (0.03)         (0.03)
                                                                    --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD....................................  $ 11.98       $  11.87       $ 9.74        $  9.75
                                                                    ========      ========       ========      ========
Total return--excluding sales charge..............................    26.51%         25.46%       -2.31%(b)      -2.21%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).................................  $11,202       $124,019            *        $38,283
Ratio of expenses to average net assets...........................     0.48%          0.23%        0.00%(c)       0.22%(c)
Ratio of net investment income to average net assets..............     2.36%          2.77%        3.20%(c)       2.67%(c)
Portfolio Turnover (d)............................................       27%            27%           4%             4%

---------

 *  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                  ALLOCATED GROWTH FUND
                                                                    --------------------------------------------------
                                                                      FOR THE YEAR ENDED          FROM MAY 1, 1996 TO
                                                                        JULY 31, 1997              JULY 31, 1996(a)
                                                                    ----------------------       ---------------------
                                                                    CLASS A       CLASS Y        CLASS A       CLASS Y
                                                                    -------       --------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD..............................  $  9.74       $   9.72       $10.00        $ 10.00
                                                                    --------      --------       --------      --------
Investment Activities
  Net investment income...........................................     0.16           0.19         0.05           0.04
  Net realized and unrealized (losses) from investments...........     2.97           2.84        (0.28)         (0.29)
                                                                    --------      --------       --------      --------
    Total from Investment Activities..............................     3.13           3.03        (0.23)         (0.25)
                                                                    --------      --------       --------      --------
Distributions
  Net investment income...........................................    (0.17)         (0.19)       (0.03)         (0.03)
  Net realized gains..............................................    (0.01)         (0.01)          --             --
                                                                    --------      --------       --------      --------
    Total Distributions...........................................    (0.18)         (0.20)          --             --
                                                                    --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD....................................  $ 12.69       $  12.55       $ 9.74        $  9.72
                                                                    ========      ========       ========      ========
Total return--excluding sales charge..............................    32.42%         31.46%       -2.31%(b)      -2.52%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).................................  $14,921       $ 13,668       $    *        $10,801
Ratio of expenses to average net assets...........................     0.54%          0.29%        0.00%(c)       0.31%(c)
Ratio of net investment income to average net assets..............     1.28%          1.72%        1.99%(c)       1.58%(c)
Portfolio Turnover (d)............................................       34%            34%           4%             4%

---------

 *  Net assets are less than $1,000.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

QUALIVEST FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                                  ALLOCATED AGGRESSIVE FUND
                                                                      -------------------------------------------------
                                                                       FOR THE YEAR ENDED          FROM MAY 1, 1996 TO
                                                                          JULY 31, 1997             JULY 31, 1996(a)
                                                                      ---------------------       ---------------------
                                                                      CLASS A       CLASS Y       CLASS A       CLASS Y
                                                                      -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD................................  $ 9.64        $  9.60       $10.00        $ 10.00
                                                                      --------      --------      --------      --------
Investment Activities
  Net investment income (loss)......................................    0.07           0.09        (0.01)          0.02
  Net realized and unrealized (losses) from investments.............    3.40           3.40        (0.33)         (0.40)
                                                                      --------      --------      --------      --------
    Total from Investment Activities................................    3.47           3.49        (0.34)         (0.38)
                                                                      --------      --------      --------      --------
Distributions
  Net investment income.............................................   (0.07)         (0.09)       (0.02)         (0.02)
                                                                      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD......................................  $13.04        $ 13.00       $ 9.64        $  9.60
                                                                      ========      ========      ========      ========
Total return--excluding sales charge................................   36.14%         36.56%       -3.38%(b)      -3.78%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...................................  $9,265        $23,663       $    2        $ 8,207
Ratio of expenses to average net assets.............................    0.52%          0.28%        0.57%(c)       0.35%(c)
Ratio of net investment income to average net assets................    0.38%          0.74%       -0.30%(c)       0.70%(c)
Portfolio Turnover (d)..............................................      28%            28%          18%            18%

---------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                          [LOGO]
                                                          MUTUAL FUNDS
--------------------------------------------------------------------------------

QUALIVEST MUTUAL FUNDS
3435 Stelzer Road                                    QUALIVEST
Columbus, Ohio 43219-3035                              ANNUAL
                                                       REPORT
INVESTMENT ADVISOR                                 JULY 31, 1997
Qualivest Capital Management, Inc.
P.O. Box 2758                              -  Small Companies Value Fund
Portland, Oregon 97208                     -  International Opportunities Fund
                                           -  Large Companies Value Fund
ADMINISTATOR & DISTRIBUTOR                 -  Optimized Stock Fund
BISYS Fund Services                        -  Diversified Stock Fund
3435 Stelzer Road                          -  Intermediate Bond Fund
Columbus, Ohio 43219-3035                  -  Money Market Fund
                                           -  Tax-Free Money Market Fund
LEGAL COUNSEL                              -  U.S. Treasury Money Market Fund
Dechert Price & Rhoads
1500 K Street, N.W.                        -  Allocated Conservative Fund
Washington, D.C. 20005                     -  Allocated Balanced Fund
                                           -  Allocated Growth Fund
AUDITORS                                   -  Allocatd Aggresive Fund
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402



This report is submitted for the
general information of the shareholders
of the Funds. It is not authorized for
distribution to prospectus investors in
the Funds unless preceded or accompanied
by a prospectus. To obtain a prospectus    MUTUAL FUNDS:
for any of the Qualivest Mutual Funds,     -  Are not insured by the FDIC
call 1-800-743-8637. The prospectus        -  Are not deposits or other
contains more complete information,           obligations of, or guaranteed by,
including charges and expenses. Please        any bank
read it carefully before you invest or     -  Are subject to investment risk,
send money.                                   including the possible loss of
                                              the principal amount invested
For imformation about these Funds or       -  May involve sales charges and
your account, contact you investment          other fees
representative, or call 1-800-743-8637.

                                            [QUALIVEST MUTUAL FUNDS LOGO]